As filed with the Securities and Exchange Commission on October 14, 2025

No. 333-191019

 No. 811-22883

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 40	☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 45	☒
(Check appropriate box or boxes)

ARK ETF Trust

(Exact Name of Registrant as Specified in Charter)

c/o ARK Investment Management LLC
200 Central Avenue, Suite 220
St. Petersburg, FL 33701
(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code:  (727) 810-8160

	With a copy to	With a copy to:
Corporation Service Company 251 Little falls Drive Wilmington, DE 19808 (Name and Address of Agent for Service)	Kellen Carter, Esq. Chief Compliance Officer ARK Investment Management LLC 200 Central Avenue, Suite 220 St. Petersburg, FL 33701	Allison Fumai, Esq. Philip Hinkle, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

☐	Immediately upon filing pursuant to paragraph (b)
☐	On _______________ pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On _______________ pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	On _______________ pursuant to paragraph (a)(2) of rule 485

IF APPROPRIATE, CHECK THE FOLLOWING BOX:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered:

ARK Bitcoin Yield ETF

Subject to Completion
Preliminary Prospectus dated October 14, 2025

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Prospectus

[    ], 2025

ARK ETF Trust ARK Bitcoin Yield ETF

ETF	[Exchange] Ticker Symbol
ARK Bitcoin Yield ETF	[ ]

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or the U.S. Commodity Futures Trading Commission (“CFTC”), nor have the SEC or CFTC passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

i

SUMMARY INFORMATION

ARK Bitcoin Yield ETF

Investment Objective

The ARK Bitcoin Yield ETF’s (“Fund”) investment objective is to seek to provide current income consistent with total returns.

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund (“Shares”). Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries on their purchases and sales of Shares, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	[ ]	%
Distribution and/or Service (12b-1) Fees	[ ]	%
Other Expenses(a)	[ ]	%
Acquired Fund Fees and Expenses(b)	[ ]	%
Total Annual Fund Operating Expenses(c)	[ ]	%
Fee Waiver(d)	[ ]	%
Total Annual Fund Operating Expenses After Fee Waiver	[ ]	%

(a)	Pursuant to a Supervision Agreement, the Adviser pays all other expenses of the Fund (other than any acquired fund fees and expenses, taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses)) and the Subsidiary.
(b)	The Total Annual Fund Operating Expenses may not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses represent the Fund’s pro rata share of fees and expenses incurred indirectly, as a result of investing in other funds, including ETFs and money market funds.
(c)	Other Expenses and Total Annual Fund Operating Expenses are based on estimated expenses for the current fiscal year.
(d)	The Fund’s adviser, ARK Investment Management LLC (“ARK” or the “Adviser”) has contractually agreed to waive a portion of the “Management Fee” payable by the Fund in an amount equal to the investment advisory fee portion of the management fee it earns as an investment adviser to the affiliated fund(s) in which the Fund invests. The fee waiver arrangement will continue for at least one year from the date of this Prospectus and prior to such date the Adviser may not terminate the arrangement without the approval of the Board of Trustees. The Subsidiary will not pay any management fee to the Adviser, and for as long as the Subsidiary Investment Advisory Agreement (as defined below) remains in effect, the Adviser has contractually agreed to waive irrevocably all or any portion of the Management Fee that would otherwise be paid by the Fund to the Adviser in any period in an amount equal to any net fees actually received by the Adviser attributable to the amount of any affiliated fund(s) owned by the Subsidiary.

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% annual return and that the Fund’s operating expenses remain the same (except that the example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Year	Expenses
1	$	[ ]
3	$	[ ]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, may affect the Fund’s performance. This Fund is newly offered. Therefore, it does not have a turnover rate to report for the most recent fiscal year.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that will invest primarily (at least 80% of its assets) in investments that create investment exposure to bitcoin (“Bitcoin Products”), by investing in U.S. or foreign exchange-traded products and exchange-traded funds that invest in, or create exposure to, spot bitcoin (“Bitcoin ETPs”), and derivatives instruments on the foregoing. The Fund is sub-advised by [   ] (“[   ]” or the “Sub-Adviser”).

The Fund issues Shares that trade on [   ] (the “Exchange”). The Fund seeks to achieve its investment objective by generating enhanced returns relative to the performance of bitcoin (as measured by an [index] that tracks the price of spot bitcoin) by investing in Bitcoin ETPs and other Bitcoin Products, while implementing an options overlay strategy on spot bitcoin or Bitcoin ETPs that intends to generate options premium and manage volatility. The Fund is intended to harvest volatility risk premium from options on Bitcoin Products, earning income relative to actual realized volatility trends by selling options and collecting option premiums over time.

In addition to the above, the Fund expects to invest in various money market instruments.

The Fund may invest up to 25% of its total assets in the ARK [   ], a wholly-owned Subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser, sub-advised by the Sub-Adviser, and has the same investment objective as the Fund. Investments in the Subsidiary are intended to provide the Fund with exposure to bitcoin and bitcoin derivatives while meeting the federal tax requirements that apply to regulated investment companies, like the Fund.

Long Bitcoin Exposure

Under normal circumstances, on a consolidated basis with the Subsidiary, the Fund’s investments in Bitcoin ETPs and other Bitcoin Products are expected to create investment exposure approximately equal to 100% of the Fund’s net assets. The Fund may create synthetic exposure to a Bitcoin Product by purchasing or selling a combination of call and put option contracts that reference the Bitcoin Product.

The Fund, directly or indirectly through the subsidiary, will not invest in any Bitcoin ETP that invests a material portion of its assets in assets other than spot bitcoin. Some of the Bitcoin ETPs in which the Fund may invest from time to time are entities that are organized under non-U.S. law and trade on non-U.S. exchanges.

Options Overlay Strategy

The Fund seeks to add positive incremental return and current income through an options overlay strategy. The Fund writes (sells) call options on Bitcoin Products to generate options premiums and manage volatility. The Fund may also opportunistically trade both long and short put and call options, individually or in combination, on Bitcoin Products.

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Pursuant to the Fund’s options overlay strategy, the Fund intends to maintain a “net short” call option position on Bitcoin Products, creating a net short delta-adjusted exposure approximately equal to 10-20% of the Fund’s net assets. “Net short” means that across all the Fund’s option positions pursuant to the options overlay strategy (i.e., exclusive of any synthetic long exposure to the underlying asset achieved through selling puts and buying calls, as described under Long Bitcoin Exposure), the Fund will not pay a net premium, will not have exposure to a net long volatility position, and will not have exposure that is net short delta. This net short call option exposure will not exceed the long exposure to bitcoin created by the Fund’s Bitcoin Products holdings. However, the Fund will not necessarily hold shares in the particular Bitcoin Product underlying the Fund’s written call options. Accordingly, the Fund’s written call options will not necessarily be “covered.” The Fund’s written call options will potentially limit the degree to which the Fund will participate in any gains on its direct and indirect long exposure to Bitcoin Products.

The Sub-Adviser applies a systematic approach to managing the Fund’s derivatives exposures, with the discretion to enter, adjust, or hold positions to expiry, based on factors including:

•	Exposure thresholds at the instrument and portfolio levels;
•	The price of the bitcoin or other underlying asset;
•	Time to expiration;
•	Interest rates; and
•	“Option Greeks” or other measures of sensitivity of a derivatives instrument to various parameters.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a high percentage of its assets in a limited number of issuers.

Options Sourcing and Execution

The options in which the Fund or the Subsidiary will transact include listed options, over-the-counter (“OTC”) options, and FLexible EXchange Options (“FLEX Options”). FLEX Options are customizable option contracts listed on and available through the Chicago Board Option Exchange (“Cboe”) and guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options allow customization of key terms such as strike price, exercise style, and expiration date, while offering transparent, competitive pricing through auction markets. Importantly, FLEX Options reduce counterparty risk associated with OTC derivatives by benefiting from OCC clearing.

The Fund, directly or indirectly through its Subsidiary, will invest in European-style FLEX Options, which can only be exercised at expiration. These options will be based on the performance of the underlying Bitcoin Product. In general, the Fund intends to maximize its use of FLEX Options, as they provide an optimal blend of OCC guarantees, customization, price discovery, and expiration-style consistency. However, the Fund may use standardized listed options when the Fund believes doing so offers beneficial market exposure or enhanced portfolio efficiency.

Bitcoin and the Bitcoin Network

The “Bitcoin network” is a decentralized, open-source protocol of a peer-to-peer network. It is widely understood that no single entity owns or operates the Bitcoin network. A “bitcoin” is the unit of account on the Bitcoin network ledger. Bitcoin is not issued by any government, bank or similar organization. The value of bitcoin is determined by the supply and demand for bitcoin in the global markets for trading bitcoin, which may depend on market expectations for the adoption of bitcoin as a store of value, acceptance of bitcoin as a form of payment and the volume of end-user-to-end-user transactions.

Principal Risks

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Authorized Participants Concentration Risk.   The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) on an agency basis (i.e., on behalf of other market participants). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of these cases, Shares may possibly trade at a discount to net asset value (“NAV”).

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Bitcoin and Bitcoin Network Risks. The Fund may be subject to the following risks as a result of its investments in Bitcoin or Bitcoin Products:

•	Bitcoin and other digital assets are a relatively new and developing asset subject to both developmental and regulatory uncertainty. Future U.S. or foreign regulatory changes may alter the risks associated with an investment in the Fund, or the Fund’s ability to implement its investment strategy.
•	Digital assets such as bitcoin were introduced relatively recently, and the medium-to-long term value of bitcoin is subject to a number of factors relating to the capabilities and development of blockchain technologies and to the fundamental investment characteristics of digital assets that are uncertain and difficult to evaluate.
•	The value of bitcoin depends on the development and acceptance of the bitcoin network. The slowing or stopping of the development or acceptance of the bitcoin network may adversely affect an investment in the Fund.
•	New competing digital assets may pose a challenge to bitcoin’s current market position, resulting in a reduction in demand for bitcoin, which could have a negative impact on the price of bitcoin and Bitcoin Products, and thus a negative impact on the performance of the Fund.
•	If one or a coordinated group of miners were to gain control of more than 50% of the bitcoin network, they could have the ability to manipulate transactions, halt payments and fraudulently obtain bitcoin.
•	There is no registry showing which individuals or entities own bitcoin or the quantity of bitcoin owned by any particular person or entity. It is possible, and in fact, reasonably likely, that a small group of early bitcoin adopters hold a significant portion of the bitcoin that has thus far been created. There are no regulations in place that would prevent a large holder of bitcoin from selling their bitcoin. Substantial bitcoin sales may adversely affect the price of bitcoin and Bitcoin Products.
•	Bitcoin and bitcoin trading venues may be subject to less regulation than trading venues such as national securities exchanges or designated contract markets. As a result, there is the risk that individuals or groups may engage in fraud or market manipulation and investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional assets. Over the past several years, a number of bitcoin trading venues have been closed due to fraud, failure or security breaches. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. To the extent Bitcoin Products are tracking the spot bitcoin markets, the Fund’s investments could be adversely affected by fraud, failure or security breaches in spot bitcoin markets.
•	The market price of bitcoin has been subject to extreme fluctuations. Additionally, the value of bitcoin has been and may continue to be substantially dependent on speculation such that trading and investing in crypto assets generally may not be based on fundamental analysis. If bitcoin markets continue to be subject to sharp fluctuations, the Fund’s shareholders may experience losses. In addition, the Fund’s performance may be adversely impacted by industrywide developments beyond its control, including fallout from insolvency proceedings of digital asset market participants such as digital asset trading venues. Although the Fund has no exposure to any of these market participants, the price of bitcoin and therefore the Fund may be negatively impacted by unfavorable investor sentiment resulting from these recent developments in the broader digital asset industry.
•	The open-source nature of the bitcoin network can result in changes to the underlying code of bitcoin, which may result in the creation of new, separate digital assets, commonly called a “fork,” or in the release of a large amount of a newly created digital asset, commonly called an “airdrop.” A fork or an airdrop could result in significant and unexpected changes in the value of bitcoin on spot markets, which could adversely affect Bitcoin Products, and the Fund.

Bitcoin ETP Risk.  The value of each Bitcoin ETP will fluctuate over time based on fluctuations in the values of the assets held by the Bitcoin ETP, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, each Bitcoin ETP is subject to absence of an active market risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the assets of any applicable Bitcoin ETP and, in turn, the value of the Fund’s shares. It is possible that the performance of any Bitcoin ETP will not be positively correlated to the performance of bitcoin. Each Bitcoin ETP may not exactly track the performance of its index due to expenses and other factors. The Fund is subject to the risk factors associated with the investments of each applicable Bitcoin ETP in direct proportion to the amount of assets allocated to such Bitcoin ETP.

Cash Transactions Risk. Unlike some exchange-traded funds, certain exchange-traded Bitcoin ETPs expect to effect their creations and redemptions wholly or partially for cash, rather than primarily for in-kind securities. As such, investments in such Bitcoin ETP shares may be less tax-efficient than an investment in a conventional exchange-traded fund that generally is able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests.

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Clearing Member Default Risk. Transactions in certain options such as FLEX Options and listed options are required to be centrally cleared (“cleared options”). In a transaction involving cleared options, the Fund's counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared options through accounts at clearing members. In cleared options positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Margin requirements are set by the OCC and the Fund's clearing member and generally may be increased at any time. Margin requirements could increase significantly during periods of volatility or market disruptions, and the Fund may be forced to sell assets at a disadvantageous time or price to meet such margin calls, which could negatively impact the Fund's performance. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member's individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its options contracts may, in certain circumstances, be used to satisfy losses of other clients of the Fund's clearing member. In addition, although clearing members guarantee performance of their clients' obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member's bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund's behalf, which heightens the risks associated with a clearing member's default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund's ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund's behalf, the Fund may be unable to effectively implement its investment strategy.

Concentration Risk — Bitcoin ETPs. The holdings of a Bitcoin ETP in which the Fund invests may not be diversified. Accordingly, a Bitcoin ETP’s net asset value may be more volatile than another investment vehicle with a more broadly diversified portfolio and may fluctuate substantially over short or long periods of time. Fluctuations in the price of bitcoin is expected to have a direct impact on the value of the shares of the Bitcoin ETPs that hold them. Bitcoin ETPs are typically passive investment vehicles that do not seek to generate returns beyond tracking the price of bitcoin. The sponsors of the Bitcoin ETPs typically do not actively manage the Bitcoin ETP’s exposure to bitcoin. This means the sponsors do not speculatively sell bitcoin at times when its price is high or speculatively acquire bitcoin at low prices in the expectation of future price increases. It also means a Bitcoin ETP typically will not utilize leverage, derivatives or any similar arrangements in seeking to meet its investment objective. Any losses sustained by a Bitcoin ETP will adversely affect the value of its shares.

Cyber Security Risk.   As the use of internet technology has become more prevalent in the course of business, funds have become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events from external or internal sources that may cause the Fund to lose proprietary information, suffer data corruption, lose operational capacity, or result in unauthorized access to confidential information. Such events could prevent the Fund from engaging in normal business activities and cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve, among other things, unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, ransomware attacks that impair the Fund’s ability to access its data or systems until a ransom is paid, or denial-of-service attacks that make network services unavailable to intended users. Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. In addition, cyber security breaches of the Fund’s third-party service providers, such as its adviser, administrator, transfer agent or custodian, the Fund’s trading counterparties, and issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Cyber security breaches experienced by an issuer in which the Fund invests can also impact the value of the Fund’s investment in that issuer. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of its third-party service providers, trading counterparties, or issuers.

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Derivatives Risk.   Derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These include credit risk, liquidity risk, management risk and leverage risk. Derivative products are highly specialized instruments that require an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund’s investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly. The failure of another party to a derivative to comply with the terms may cause the Fund to incur a loss. The credit risk for exchange-traded or centrally cleared derivatives is generally less than for privately negotiated derivatives through the interposition of a clearinghouse to the exchange-traded or centrally-cleared derivative trade, which provides a guarantee of performance. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price. Adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself.

Expenses Risk. By investing in Bitcoin ETPs indirectly through the Fund, you will incur not only a proportionate share of the expenses of the Bitcoin ETPs held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.

FLEX Options Risk. The Fund utilizes FLEX Options guaranteed for settlement by the OCC, and it bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts, which is a form of counterparty risk. Although guaranteed for settlement by the OCC, FLEX Options are still subject to counterparty risk with the OCC and subject to the risk that the OCC may fail to perform the settlement of the FLEX Options due to bankruptcy or other adverse reasons. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In a less liquid market, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices (and may have to pay a premium or accept a discounted price). The Fund may experience substantial downside from certain FLEX Option positions, and FLEX Option positions may expire worthless. The value of the FLEX Options will be affected by, among other things, changes in the value of the underlying Bitcoin Product, changes in interest rates, changes in the actual and implied volatility of the underlying Bitcoin Product and the remaining time until the FLEX Options expire. The value of FLEX Options does not increase or decrease at the same rate as the level of the underlying Bitcoin Product (although they generally move in the same direction). Due to the cost of the options used by the Fund and other Fund fees and expenses, the correlation of the Fund’s performance to that of the underlying Bitcoin Product is expected to be less than if the Fund solely invested directly in the underlying Bitcoin Product (i.e., without using options) and could be substantially less.

Foreign Bitcoin ETPs. Certain of the Bitcoin ETPs in which the Fund or the Subsidiary may invest may be issued by foreign issuers. When the Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less liquid, developed or efficient trading markets, greater volatility and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of sanctions, exchange controls (including repatriation restrictions), foreign taxes, confiscation of assets and property, trade restrictions (including tariffs), expropriations and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of Bitcoin ETPs issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.

Investments in Affiliated Bitcoin ETPs. The Fund will invest in Bitcoin ETPs, subject to limitations and/or conditions prescribed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). The Adviser is compensated by the Fund and by one or more of the Bitcoin ETPs in which the Fund may invest for advisory services provided. The portfolio managers may also be subject to conflicts of interest in allocating Fund assets among the various Bitcoin ETPs because the Fund’s portfolio management team may also manage one or more of the Bitcoin ETPs. The Trustees and officers of the ARK ETF Trust (the “Trust”) may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Bitcoin ETPs for which the Adviser or its affiliate serves as investment adviser or principal underwriter. In addition, the Adviser’s authority to allocate investments among affiliated and unaffiliated Bitcoin ETPs creates conflicts of interest. For example, investing in affiliated Bitcoin ETPs could cause the Fund to incur higher fees and may cause the Adviser and/or its affiliates to receive greater compensation, increase assets under management or support particular investment strategies or affiliated investment companies. The Adviser and Sub-Adviser may have conflicts of interest arising from the fact their affiliates may hold or be investors in a Bitcoin Product that may be impacted by the Fund’s investments.

Issuer Risk. Because the Fund may invest in a limited number of issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance and reduced demand for the issuer’s goods or services.

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Leverage Risk.   To the extent that a Bitcoin ETP borrows money it may be leveraged. Additionally, certain transactions in which a Bitcoin ETP may engage may present leverage risk. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of a Bitcoin ETP’s investments. Leveraging may cause a Bitcoin ETP’s investments to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Bitcoin ETP, and as a result the Fund to be more volatile than if it had not been leveraged.

Liquidity Risk. The Fund may invest in securities or instruments that trade in lower volumes and may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Also, the Fund may make investments that are illiquid. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders (including seed investors) may have a negative impact on the Fund’s liquidity. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV.

Liquidity Risk — Listed Options. There is no guarantee that a liquid secondary trading market will exist for the listed options, including FLEX Options, in which the Fund may invest. The trading in FLEX Options may be less deep and liquid than the market for certain other listed option contracts. In a less liquid market for the listed options terminating the listed options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of listed options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its listed option positions. A less liquid trading market may adversely impact the value of the listed options and the value of your investment.

Liquidity Risk — OTC Options. There is no guarantee that a liquid secondary trading market will exist for OTC Options. The trading in OTC Options may be less deep and liquid than the market for certain other securities, including exchange traded option contracts. In a less liquid market for the OTC Options, terminating the OTC Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. A less liquid trading market may adversely impact the value of the OTC Options and the value of your investment.

Management Risk.   As an actively-managed ETF, the Fund is subject to management risk. The ability of the Adviser or Sub-Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Adviser or Sub-Adviser, and there can be no assurance that any such personnel will continue to be associated with the Fund.

Margin Requirements Risk. The Fund’s positions in listed options, including FLEX Options, on Bitcoin ETPs are subject to initial and maintenance margin requirements that will require the Fund to pledge assets to collateralize the Fund’s exposure under the options. Margin requirements may increase based on various market conditions, including the volatility or market price of the options or the Bitcoin ETP. If margin requirements increase, the Fund may be required to sell its investments to meet its margin posting obligations.

Market Risk.   The value of the Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments, and those of the Bitcoin ETPs in which the Fund may invest, may be negatively affected by the occurrence of global events such as war, military conflict, acts of terrorism, social unrest, environmental disasters, natural disasters or events, recessions, supply chain disruptions, political instability, and infectious disease epidemics or pandemics.

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For example, an outbreak of an infectious disease may negatively affect economies, markets and individual companies throughout the world, including those in which the Fund and/or a Bitcoin ETP invests. The effects of such pandemics to public health and business and market conditions, including exchange trading suspensions and closures may have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to a pandemic that affect Bitcoin Products in ways that could have a significant negative impact on the Fund’s investment performance.

Market Trading Risk.   The Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in markets for Bitcoin ETPs or other Bitcoin Products, the existence of extreme market volatility, the potential lack of an active trading market for Shares due to market stress, or trading halts impacting the Shares or the Fund’s underlying securities, which may result in Shares trading at a significant premium or discount to their NAV. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively.

Money Market Instruments Risk. Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund.

New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund if it determines that liquidation is in the best interest of shareholders. Liquidation of the Fund can be initiated without shareholder approval. As a result, the timing of the Fund’s liquidation may not be favorable.

Non-Diversified Risk.   The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk.   The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties (including the advisers, managers, administrators and other service providers to the Bitcoin ETPs) failed or inadequate processes and technology or system failures, including those relating to Bitcoin Products. Additionally, the success of the Fund will depend in part upon the skill and expertise of certain personnel of the Adviser or Sub-Adviser, and there can be no assurance that any such personnel will continue to be associated with the Adviser, Sub-Adviser or Fund.

Option Writing Risk. The Fund invests in options that derive their performance from the performance of the underlying Bitcoin Product. Writing and buying options are speculative activities and entail investment exposures that are greater than their cost would suggest, meaning that a small investment in an option could have a substantial impact on the performance of the Fund. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the underlying stock, index, or other asset, which may be magnified by certain features of the options. These risks are heightened when the Fund’s portfolio managers use options to enhance the Fund’s return or as a substitute for a position or security. When selling a call or put option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is above or below, respectively, the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value or yield of the option’s underlying asset, an increase in interest rates, a change in the actual or perceived volatility of the stock market or the underlying asset and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying asset(s). The Fund’s use of options, due to the cost of the options, will reduce the Fund’s ability to get returns equal to the underlying Bitcoin Product. In addition, if the price of the underlying asset of an option is above the strike price of a written call option or below the strike price for a written put option, the value of the option, and consequently of the Fund, may decline significantly more than if the Fund invested directly in the underlying asset instead of using options.  The Fund invests in options that derive their performance from the performance of the underlying Bitcoin Product and can be volatile and involve various types and degrees of risks. The Fund could experience a loss if its options do not perform as anticipated, or are not correlated with the performance of their underlying Bitcoin Product or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market.

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The Fund may write calls and/or puts on instruments a Fund owns or otherwise has or has an absolute and immediate right to acquire that security or instrument without additional cash consideration (covered calls or covered puts) or write calls and/or puts on instruments to which a Fund has does not have such exposure (uncovered calls or uncovered puts). Although the Fund’s net short call option exposure will not exceed the long exposure to bitcoin created by the Fund’s Bitcoin Products holdings, the Fund’s long exposure to bitcoin created by the Fund’s Bitcoin Products holdings is subject to imperfect matching with the Fund’s short exposure to bitcoin created by the Fund’s written call options. Accordingly, the Fund’s written call options on Bitcoin Products will not necessarily be “covered.” Uncovered call writing can involve substantially greater exposure to risk than covered call writing, and the potential loss of uncovered call writing is unlimited.

Other Investment Vehicles Risk. In addition to investing in options, the Fund invests in certain Bitcoin ETPs. Accordingly, shareholders will bear both their proportionate share of Fund expenses and, indirectly, the expenses of the Bitcoin ETP. Furthermore, the Fund is exposed to the risks to which the Bitcoin ETP may be subject.

Position Limits Risk. The options exchanges have established limits on the maximum number of puts and calls covering the same underlying security that may be held or written by a single investor or group of investors acting in concert or under common control (regardless of whether the options are purchased or written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). These are referred to as “position limits.” The position limit applicable to a particular option class is determined by the options exchange based on the number of shares outstanding and trading volume of the security underlying the option. The rules of the options markets generally limit the maximum number of options on the same side of the market (i.e., calls held plus puts written, or puts held plus calls written) with respect to a single underlying interest that may be carried in the accounts of a single investor or group of investors acting in concert. An options market may require that positions in certain listed options or FLEX Options be aggregated with positions in certain other options for purposes of calculating position limits.

The clearing members that clear the Fund's listed option positions are required to monitor and report the Fund's positions to the options exchanges and may be required to liquidate positions in excess of these limits. Failure to comply with position limits may result in the imposition of fines and other sanctions by the options exchanges.

Even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated. Therefore, the trading decisions of the Adviser may have to be modified and positions held by the Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund and prevent the Fund from achieving its investment objective. A violation of position limits could also lead to regulatory action materially adverse to the Fund's investment strategy.

Shareholder Risk.   Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, an AP, a market maker, or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the Shares.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Fund or the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. There is no guarantee that the Subsidiary will generate positive returns. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. Changes in the laws of the United States and/or the Cayman Islands could adversely affect the performance of the Fund and/or the Subsidiary.

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Tax Risk: Bitcoin. Many significant aspects of the U.S. federal income tax treatment of investments in bitcoin are uncertain and an investment in bitcoin may produce income that is not treated as qualifying income for purposes of the income test applicable to RICs. The Fund’s investments are exposed to risks associated with the tax treatment of bitcoin.

Tax Risk: Bitcoin ETPs. The Fund may invest in certain Bitcoin ETPs that are treated as qualified publicly traded partnership (“QPTP”) for U.S. federal income tax purposes. In order to comply with certain asset diversification tests imposed by the Code, the Fund may invest no more than 25% of the value of its total assets in the securities of one or more QPTP. Although income derived from a QPTP generally is expected to be treated as qualifying income, unanticipated loss of QPTP status of such a Bitcoin ETP could adversely affect the Fund’s ability to satisfy the qualifying income test for qualification as a RIC. Failure to satisfy either asset diversification tests or the qualifying income test could jeopardize the Fund’s status as a RIC. Loss of RIC status could have a material adverse effect on the Fund. The Fund may be allocated distributable income or gains from a QPTP without a corresponding receipt of cash. In such event, the Fund may be required to make distributions from the cash assets of the Fund or by liquidation of portfolio securities (including when it is not advantageous to do so), and shareholders may receive a larger amount of taxable distributions than they otherwise would. Further, investments in certain foreign Bitcoin ETPs that are classified as “passive foreign investment companies” (“PFICs”) for U.S. federal income tax purposes are subject to special tax rules which may result in adverse tax consequences to the Fund and its shareholders.

Tax Risk – Derivatives. Certain aspects of the tax treatment of derivative instruments are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. The federal income tax treatment of a derivative may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. The Fund’s transactions in derivative instruments may be subject to special tax rules, the effect of which may be to affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. The tax treatment of certain derivatives held by the Fund may be governed by section 1256 of the Code (such derivatives, “section 1256 contracts”). Section 1256 contracts are subject to “mark to market” rules, and the resulting gains or losses generally are treated as 60% long-term and 40% short-term capital gains or losses. Further, certain aspects of the Fund’s options strategy may trigger the possible application of the “straddle” rules, and various loss limitation provisions of the Code. To the extent that the Fund’s investments in options on Bitcoin ETPs represent offsetting positions, the character of gains or losses realized by the Fund under the Code’s “straddle” rules may be affected and may increase the amount of short-term capital gain realized by the Fund. The Fund may hold certain options that do not qualify as “Section 1256 contracts” under Section 1256 of the Code, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period.

Tax Risk – RIC Status. The Fund intends to qualify as a “regulated investment company” (“RIC”). In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its bitcoin investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

Tax Risk: Subsidiary. The Fund may seek to gain exposure to one or more Bitcoin Products through investments in the Subsidiary. Treasury regulations generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income either if (A) there is a current distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. The tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. No assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from investments in the Subsidiary was not “qualifying income,” in which case the Fund would fail to qualify as a RIC under Subchapter M of the Code if over 10% of its respective gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of the Fund’s taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders. The Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

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Trading Issues.   Trading in Shares on an Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on an Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. If a trading halt or unanticipated early closing of the Exchange occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that the requirements of an Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Performance

The Fund is newly offered. Performance history will be available for the Fund after it has been in operation for a full calendar year. Once available, the Fund’s performance information will be accessible on the Fund’s website at http://ark-funds.com.

Management of the Fund

Investment Adviser. ARK Investment Management LLC.

Sub-Adviser. [   ] (the “Sub-Adviser” or “[   ]”).

Portfolio Manager(s). The following individual(s) has been primarily responsible for the day-to-day management of the Fund’s portfolio since the inception of the Fund in [   ], 2025:

[Catherine D. Wood, Chief Investment Officer of the Adviser [and William Scherer]].

Purchase and Sale of Fund Shares

The Fund issues and redeems Shares at its NAV only in a large specified number of Shares each called a “Creation Unit,” or multiples thereof, and only with APs who have entered into contractual arrangements with the Fund’s distributor (“Distributor”).

Individual Shares (rather than Creation Units) of the Fund may only be purchased and sold on a national securities exchange through a broker or dealer at market price. The prices at which individual Shares may be purchased and sold on a national securities exchange through brokers are based on market prices and, because Shares will trade at market prices rather than at NAV, individual Shares of the Fund may trade at a price greater than or less than NAV. Shares of the Fund are listed on the Exchange.

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is included on the Fund’s website at http://ark-funds.com.

Tax Information

The Fund’s distributions are taxable and generally will be taxed as ordinary income or capital gains unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from a tax-advantaged arrangement may be taxable to you.

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser and its related companies may pay broker/dealers or other financial intermediaries (such as a bank) for the sale of the Fund Shares and related services. These payments create a conflict of interest by influencing your broker/dealer, sales persons or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT STRATEGIES AND RISKS

Investment Objective of the Fund

The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees (“Board”) of ARK ETF Trust (“Trust”) without shareholder approval. There is no assurance that the Fund will meet its investment objective or generate positive returns.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that will invest primarily (at least 80% of its assets) in investments that create investment exposure to bitcoin (“Bitcoin Products”), by investing in U.S. or foreign exchange-traded products and exchange-traded funds that invest in, or create exposure to, exposure to spot bitcoin (“Bitcoin ETPs”), and derivatives instruments on the foregoing. The Fund is sub-advised by [   ] (“[   ]” or the “Sub-Adviser”).

The Fund issues Shares that trade on [   ] (the “Exchange”). The Fund seeks to achieve its investment objective by generating enhanced returns relative to the performance of bitcoin (as measured by an [index] that tracks the price of spot bitcoin) by investing in Bitcoin ETPs and other Bitcoin Products, while implementing an options overlay strategy on spot bitcoin or Bitcoin ETPs that is intended to generate options premium and manage volatility. The Fund intends to harvest volatility risk premium from options on Bitcoin Products, earning income relative to actual realized volatility trends by selling options and collecting option premiums over time.

In addition to the above, the Fund expects to invest in various money market instruments.

The Fund may invest up to 25% of its total assets in the ARK [   ], a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser, sub-advised by the Sub-Adviser, and has the same investment objective as the Fund. Investments in the Subsidiary are intended to provide the Fund with exposure to bitcoin and bitcoin derivatives while meeting the federal tax requirements that apply to regulated investment companies, like the Fund.

Long Bitcoin Exposure

Under normal circumstances, on a consolidated basis with the Subsidiary, the Fund’s investments in Bitcoin ETPs and other Bitcoin Products are expected to create investment exposure approximately equal to 100% of the Fund’s net assets. The Fund may create synthetic exposure to a Bitcoin Product by purchasing or selling a combination of call and put option contracts that reference the Bitcoin Product.

The Fund, directly or indirectly through the Subsidiary, will not invest in any Bitcoin ETP that invests a material portion of its assets in assets other than spot bitcoin. Some of the Bitcoin ETPs in which the Fund may invest from time to time are entities that are organized under non-U.S. law and trade on non-U.S. exchanges.

Options Overlay Strategy

The Fund seeks to add positive incremental return and current income through an options overlay strategy. The Fund writes (sells) call options on Bitcoin Products to generate options premiums and manage volatility. The Fund may also opportunistically trade both long and short put and call options, individually or in combination, on Bitcoin Products.

Pursuant to the Fund’s options overlay strategy, the Fund intends to maintain a “net short” call option position on Bitcoin Products, creating a net short delta-adjusted exposure approximately equal to 10-20% of the Fund’s net assets. “Net short” means that across all the Fund’s options positions pursuant to the options overlay strategy (i.e., exclusive of any synthetic long exposure to the underlying asset achieved through selling puts and buying calls, as described under Long Bitcoin Exposure), the Fund will not pay a net premium, will not have exposure to a net long volatility position, and will not have exposure that is net short delta. This net short call option exposure will not exceed the long exposure to bitcoin created by the Fund’s Bitcoin Products holdings. However, the Fund will not necessarily hold shares in the particular Bitcoin Product underlying the Fund’s written call options. Accordingly, the Fund’s written call options will not necessarily be “covered.” The Fund’s written call options will potentially limit the degree to which the Fund will participate in any gains on its direct and indirect long exposure to Bitcoin Products.

The Sub-Adviser applies a systematic approach to managing the Fund’s derivatives exposures, with the discretion to enter, adjust, or hold positions to expiry, based on factors including:

•	Exposure thresholds at the instrument and portfolio levels;
•	The price of the bitcoin or other underlying asset;

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•	Time to expiration;
•	Interest rates; and
•	“Option Greeks” or other measures of sensitivity of a derivatives instrument to various parameters.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that it may invest a high percentage of its assets in a limited number of issuers.

Options Sourcing and Execution

The options in which the Fund or the Subsidiary will transact include listed options, over-the-counter (“OTC”) options, and FLexible EXchange Options (“FLEX Options”). FLEX Options are customizable option contracts listed on and available through the Chicago Board Option Exchange (“Cboe”) and guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options allow customization of key terms such as strike price, exercise style, and expiration date, while offering transparent, competitive pricing through auction markets. Importantly, FLEX Options reduce counterparty risk associated with OTC derivatives by benefiting from OCC clearing.

The Fund, directly or indirectly through its Subsidiary, will invest in European-style FLEX Options, which can only be exercised at expiration. These options will be based on the performance of the underlying Bitcoin Product. In general, the Fund intends to maximize its use of FLEX Options, as they provide a blend of OCC guarantees, customization, price discovery, and expiration-style consistency. However, the Fund may use standardized listed options when the Fund believes doing so offers beneficial market exposure or enhanced portfolio efficiency.

Bitcoin and the Bitcoin Network

The “Bitcoin network” is a decentralized, open-source protocol of a peer-to-peer network. It is widely understood that no single entity owns or operates the Bitcoin network. A “bitcoin” is the unit of account on the Bitcoin network ledger. Bitcoin is not issued by any government, bank or similar organization. The value of bitcoin is determined by the supply and demand for bitcoin in the global markets for trading bitcoin, which may depend on market expectations for the adoption of bitcoin as a store of value, acceptance of bitcoin as a form of payment and the volume of end-user-to-end-user transactions.

Principal Risks

There is no assurance that the Fund will meet its investment objective. The value of your investment in the Fund, as well as the amount of return you receive on your investment in the Fund, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. Therefore, you should consider carefully the following risks before investing in the Fund. The principal risks of investing in the Fund listed below are presented alphabetically to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Absence of Regulation Risk — The Fund and certain of the Bitcoin ETPs may engage in OTC transactions or in transactions on trading platforms not registered with the U.S. Securities and Exchange Commission (“SEC”) or the Commodity Futures Trading Commission (“CFTC”). In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on SEC- or CFTC-registered exchanges, and transactions on such trading platforms may be largely unregulated.

Authorized Participants Concentration Risk.   The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”) on an agency basis (i.e., on behalf of other market participants). To the extent that those APs exit the business or are unable to process creation and/or redemption orders, and no other AP is able to step forward to create and redeem in either of these cases, Shares may possibly trade at a discount to net asset value (“NAV”).

Bitcoin and Bitcoin Network Risks. The Fund may be subject to the following risks as a result of its investments in Bitcoin or Bitcoin Products:

•	Bitcoin and other digital assets are a relatively new and developing asset subject to both developmental and regulatory uncertainty. Future U.S. or foreign regulatory changes may alter the risks associated with an investment in the Fund, or the Fund’s ability to implement its investment strategy.
•	Digital assets such as bitcoin were introduced relatively recently, and the medium-to-long term value of bitcoin is subject to a number of factors relating to the capabilities and development of blockchain technologies and to the fundamental investment characteristics of digital assets that are uncertain and difficult to evaluate.

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•	The value of bitcoin depends on the development and acceptance of the bitcoin network. The slowing or stopping of the development or acceptance of the bitcoin network may adversely affect an investment in the Fund.
•	New competing digital assets may pose a challenge to bitcoin’s current market position, resulting in a reduction in demand for bitcoin, which could have a negative impact on the price of bitcoin and Bitcoin Products, and thus a negative impact on the performance of the Fund.
•	If one or a coordinated group of miners were to gain control of more than 50% of the bitcoin network, they could have the ability to manipulate transactions, halt payments and fraudulently obtain bitcoin.
•	There is no registry showing which individuals or entities own bitcoin or the quantity of bitcoin owned by any particular person or entity. It is possible, and in fact, reasonably likely, that a small group of early bitcoin adopters hold a significant portion of the bitcoin that has thus far been created. There are no regulations in place that would prevent a large holder of bitcoin from selling their bitcoin. Substantial bitcoin sales may adversely affect the price of bitcoin and Bitcoin Products.
•	Bitcoin and bitcoin trading venues may be subject to less regulation than trading venues such as national securities exchanges or designated contract markets. As a result, there is the risk that individuals or groups may engage in fraud or market manipulation and investors may be more exposed to the risk of theft, fraud and market manipulation than when investing in more traditional assets. Over the past several years, a number of bitcoin trading venues have been closed due to fraud, failure or security breaches. Investors in bitcoin may have little or no recourse should such theft, fraud or manipulation occur and could suffer significant losses. To the extent Bitcoin Products are tracking the spot bitcoin markets, the Fund’s investments could be adversely affected by fraud, failure or security breaches in spot bitcoin markets.
•	The market price of bitcoin has been subject to extreme fluctuations. Additionally, the value of bitcoin has been and may continue to be substantially dependent on speculation such that trading and investing in crypto assets generally may not be based on fundamental analysis. If bitcoin markets continue to be subject to sharp fluctuations, the Fund’s shareholders may experience losses. In addition, the Fund’s performance may be adversely impacted by industrywide developments beyond its control, including fallout from insolvency proceedings of digital asset market participants such as digital asset trading venues. Although the Fund has no exposure to any of these market participants, the price of bitcoin and therefore the Fund may be negatively impacted by unfavorable investor sentiment resulting from these recent developments in the broader digital asset industry.
•	The open-source nature of the Bitcoin network can result in changes to the underlying code of bitcoin, which may result in the creation of new, separate digital assets, commonly called a “fork,” or in the release of a large amount of a newly created digital asset, commonly called an “airdrop.” A fork or an airdrop could result in significant and unexpected changes in the value of bitcoin on spot markets, which could adversely affect Bitcoin Products, and the Fund.

Bitcoin ETP Risk.  The value of each Bitcoin ETP will fluctuate over time based on fluctuations in the values of the assets held by the Bitcoin ETP, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, each Bitcoin ETP is subject to absence of an active market risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the assets of any applicable Bitcoin ETP and, in turn, the value of the Fund’s shares. It is possible that the performance of any Bitcoin ETP will not be positively correlated to the performance of bitcoin. Each Bitcoin ETP may not exactly track the performance of its index due to expenses and other factors. The Fund is subject to the risk factors associated with the investments of each applicable Bitcoin ETP in direct proportion to the amount of assets allocated to such Bitcoin ETP.

Cash Transactions Risk. Unlike some exchange-traded funds, certain Bitcoin ETPs expect to effect their creations and redemptions wholly or partially for cash, rather than primarily for in-kind securities. As such, investments in such Bitcoin ETP shares may be less tax-efficient than an investment in a conventional exchange-traded fund that generally is able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to raise cash to meet redemption requests.

Clearing Member Default Risk. Transactions in certain options such as FLEX Options and listed options are required to be centrally cleared (“cleared options”). In a transaction involving cleared options, the Fund's counterparty is a clearing house, such as the OCC, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund will hold cleared options through accounts at clearing members. In cleared options positions, the Fund will make payments (including margin payments) to, and receive payments from, a clearing house through their accounts at clearing members. Margin requirements are set by the OCC and the Fund's clearing member and generally may be increased at any time. Margin requirements could increase significantly during periods of volatility or market disruptions, and the Fund may be forced to sell assets at a disadvantageous time or price to meet such margin calls, which could negatively impact the Fund's performance. Customer funds held at a clearing organization in connection with any option contracts are held in a commingled omnibus account and are not identified to the name of the clearing member's individual customers. As a result, assets deposited by the Fund with any clearing member as margin for its options contracts may, in certain circumstances, be used to satisfy losses of other clients of the Fund's clearing member. In addition, although clearing members guarantee performance of their clients' obligations to the clearing house, there is a risk that the assets of the Fund might not be fully protected in the event of the clearing member's bankruptcy. The Fund is also subject to the risk that a limited number of clearing members are willing to transact on the Fund's behalf, which heightens the risks associated with a clearing member's default. If a clearing member defaults the Fund could lose some or all of the benefits of a transaction entered into by the Fund with the clearing member. The loss of a clearing member for the Fund to transact with could result in increased transaction costs and other operational issues that could impede the Fund's ability to implement its investment strategy. If the Fund cannot find a clearing member to transact with on the Fund's behalf, the Fund may be unable to effectively implement its investment strategy.

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Concentration Risk — Bitcoin ETPs. The holdings of a Bitcoin ETP in which the Fund invests may not be diversified. Accordingly, a Bitcoin ETP’s net asset value may be more volatile than another investment vehicle with a more broadly diversified portfolio and may fluctuate substantially over short or long periods of time. Fluctuations in the price of bitcoin is expected to have a direct impact on the value of the shares of the Bitcoin ETPs that hold them. Bitcoin ETPs are typically passive investment vehicles that do not seek to generate returns beyond tracking the price of bitcoin. The sponsors of the Bitcoin ETPs typically do not actively manage the Bitcoin ETP’s exposure to bitcoin. This means the sponsors do not speculatively sell bitcoin at times when its price is high or speculatively acquire bitcoin at low prices in the expectation of future price increases. It also means a Bitcoin ETP typically will not utilize leverage, derivatives or any similar arrangements in seeking to meet its investment objective. Any losses sustained by a Bitcoin ETP will adversely affect the value of its shares.

Cyber Security Risk.   As the use of internet technology has become more prevalent in the course of business, funds have become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events from external or internal sources that may cause the Fund to lose proprietary information, suffer data corruption, lose operational capacity, or result in unauthorized access to confidential information. Such events could prevent the Fund from engaging in normal business activities and cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve, among other things, unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, ransomware attacks that impair the Fund’s ability to access its data or systems until a ransom is paid, or denial-of-service attacks that make network services unavailable to intended users. Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing. In addition, cyber security breaches of the Fund’s third-party service providers, such as its adviser, administrator, transfer agent or custodian, the Fund’s trading counterparties, and issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Cyber security breaches experienced by an issuer in which the Fund invests can also impact the value of the Fund’s investment in that issuer. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of its third-party service providers, trading counterparties, or issuers.

Derivatives Risk.   Derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. These include credit risk, liquidity risk, management risk and leverage risk. Derivative products are highly specialized instruments that require an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund’s investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly. The failure of another party to a derivative to comply with the terms may cause the Fund to incur a loss. The credit risk for exchange-traded or centrally cleared derivatives is generally less than for privately negotiated derivatives through the interposition of a clearinghouse to the exchange-traded or centrally-cleared derivative trade, which provides a guarantee of performance. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price. Adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself.

Expenses Risk. By investing in Bitcoin ETPs indirectly through the Fund, you will incur not only a proportionate share of the expenses of the Bitcoin ETPs held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.

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FLEX Options Risk. The Fund utilizes FLEX Options guaranteed for settlement by the OCC, and it bears the risk that the OCC will be unable or unwilling to fulfill its obligations under the FLEX Options contracts, which is a form of counterparty risk. As a result, the ability of the Fund to meet its objective depends on the OCC being able to meet its obligations. In the unlikely event that the OCC becomes insolvent or is otherwise unable to meet its settlement obligations, the Fund could suffer significant losses. Additionally, FLEX Options may be less liquid than certain other securities, such as standardized options. In a less liquid market, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. Terminating the FLEX Options in a less liquid market may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, in such a market, the liquidation of a large number of options may significantly impact the price. The Fund may experience substantial downside from certain FLEX Option positions, and FLEX Option positions may expire worthless.

The value of the FLEX Options will be affected by, among others, changes in the value of the underlying Bitcoin Product, changes in interest rates, changes in the actual and implied volatility of the underlying Bitcoin Product and the remaining time until the FLEX Options expire. During periods of reduced market liquidity or in the absence of readily available market quotations, or when there is reduced availability of reliable objective pricing data for the FLEX Options, the ability of the Fund to value the FLEX Options may become more difficult. The value of the FLEX Options does not increase or decrease at the same rate as the level of the underlying Bitcoin Product (although they generally move in the same direction). Due to the cost of the options used by the Fund and other Fund fees and expenses, the correlation of the Fund’s performance to that of the underlying Bitcoin Product is expected to be less than if the Fund solely invested directly in the underlying Bitcoin Product (i.e., without using options), and could be substantially less. Prior to the expiration date, the value of the FLEX Options will be determined based upon the Fund’s valuation policy. Because a component of the FLEX Option’s value will be affected by, among other things, changes in the value of the underlying Bitcoin Product, changes in interest rates, changes in the actual and implied volatility of the underlying Bitcoin Product and the remaining time until the FLEX Options expire, the value of the Fund’s FLEX Options positions is not anticipated to increase or decrease at the same rate as the underlying Bitcoin Product, and it is possible they may move in different directions. As a result, the Fund’s NAV may not increase or decrease at the same rate as the underlying Bitcoin Product.

Foreign Bitcoin ETPs. Certain of the Bitcoin ETPs in which the Fund or the Subsidiary may invest may be issued by foreign issuers. When the Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less liquid, developed or efficient trading markets, greater volatility and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of sanctions, exchange controls (including repatriation restrictions), foreign taxes, confiscation of assets and property, trade restrictions (including tariffs), expropriations and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of Bitcoin ETPs issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.

Investments in Affiliated Bitcoin ETPs. The Fund will invest in Bitcoin ETPs, subject to limitations and/or conditions prescribed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). The Adviser is compensated by the Fund and by one or more of the Bitcoin ETPs in which the Fund may invest for advisory services provided. The portfolio managers may also be subject to conflicts of interest in allocating Fund assets among the various Bitcoin ETPs because the Fund’s portfolio management team may also manage one or more of the Bitcoin ETPs. The Trustees and officers of the ARK ETF Trust (the “Trust”) may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Bitcoin ETPs for which the Adviser or its affiliate serves as investment adviser or principal underwriter. In addition, the Adviser’s authority to allocate investments among affiliated and unaffiliated Bitcoin ETPs creates conflicts of interest. For example, investing in affiliated Bitcoin ETPs could cause the Fund to incur higher fees and may cause the Adviser and/or its affiliates to receive greater compensation, increase assets under management or support particular investment strategies or affiliated investment companies. The Adviser and Sub-Adviser may have conflicts of interest arising from the fact their affiliates may hold or be investors in a Bitcoin Product that may be impacted by the Fund’s investments.

Issuer Risk. Because the Fund may invest in a limited number of issuers, it is subject to the risk that the value of the Fund’s portfolio may decline due to a decline in value of the equity securities of particular issuers. The value of an issuer’s equity securities may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. A change in the financial condition, market perception or credit rating of an issuer of securities included in the Fund’s portfolio may cause the value of its securities to decline.

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Leverage Risk.   To the extent that a Bitcoin ETP borrows money it may be leveraged. Additionally, certain transactions in which a Bitcoin ETP may engage may present leverage risk. Leveraging generally exaggerates the effect on NAV of any increase or decrease in the market value of Bitcoin ETP’s investments. Leveraging may cause a Bitcoin ETP’s investments to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. Leveraging, including borrowing, may cause a Bitcoin ETP, and as a result the Fund to be more volatile than if it had not been leveraged.

Liquidity Risk. The Fund may invest in securities or instruments that trade in lower volumes, that are less liquid than other investments and/or that may become illiquid or less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value.

Illiquidity can be caused by a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. Additionally, the secondary market for ELNs may be limited, affecting their liquidity and valuation. To the extent the Fund engages in cash redemptions, then liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, a redemption request by a large shareholder (such as a seed investor) or other reasons. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests.

Liquidity Risk — Listed Options. There is no guarantee that a liquid secondary trading market will exist for the listed options, including FLEX Options, in which the Fund may invest. The trading in FLEX Options may be less deep and liquid than the market for certain other listed option contracts. In a less liquid market for the listed options terminating the listed options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. Additionally, the liquidation of a large number of listed options may more significantly impact the price in a less liquid market. Further, the Fund requires a sufficient number of participants to facilitate the purchase and sale of options on an exchange to provide liquidity to the Fund for its listed option positions. A less liquid trading market may adversely impact the value of the listed options and the value of your investment.

Liquidity Risk — OTC Options. There is no guarantee that a liquid secondary trading market will exist for OTC Options. The trading in OTC Options may be less deep and liquid than the market for certain other securities, including exchange traded option contracts. In a less liquid market for the OTC Options, terminating the OTC Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. A less liquid trading market may adversely impact the value of the OTC Options and the value of your investment.

Management Risk.   As an actively-managed ETF, the Fund is subject to management risk. In managing the Fund, the Adviser applies investment strategies, techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these actions will produce the intended results. The ability of the Adviser or Sub-Adviser to successfully implement the Fund’s investment strategies will significantly influence the Fund’s performance. The success of the Fund will depend in part upon the skill and expertise of certain key personnel of the Adviser or Sub-Adviser, and there can be no assurance that any such personnel will continue to be associated with the Fund.

Margin Requirements Risk. The Fund’s positions in listed options, including FLEX Options, on Bitcoin ETPs are subject to initial and maintenance margin requirements that will require the Fund to pledge assets to collateralize the Fund’s exposure under the options. Margin requirements may increase based on various market conditions, including the volatility or market price of the options or the Bitcoin ETP. If margin requirements increase, the Fund may be required to sell its investments to meet its margin posting obligations.

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Market Risk.   The value of the Fund’s assets will fluctuate as the markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, such as inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments, and those of the Bitcoin ETPs in which the Fund may invest, may be negatively affected by the occurrence of global events such as war, military conflict, acts of terrorism, social unrest, environmental disasters, natural disasters or events, recessions, supply chain disruptions, political instability, and infectious disease epidemics or pandemics.

For example, an outbreak of an infectious disease may negatively affect economies, markets and individual companies throughout the world, including those in which the Fund and/or a Bitcoin ETP invests. The effects of such pandemics to public health and business and market conditions, including exchange trading suspensions and closures may have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to a pandemic that affect Bitcoin Products in ways that could have a significant negative impact on the Fund’s investment performance.

Market Trading Risk.   The Fund faces numerous market trading risks, including disruptions to the creation and redemption processes of the Fund, losses from trading in markets for Bitcoin ETPs or other Bitcoin Products, the existence of extreme market volatility, the potential lack of an active trading market for the Shares, Bitcoin ETPs or other Bitcoin Products due to market stress, or trading halts impacting the Shares, shares of Bitcoin ETPs or other Bitcoin Products, which may result in the Shares or the shares of a Bitcoin ETP trading at a significant premium or discount to price implied by the Fund’s or Bitcoin ETP’s NAV. The NAV of the Fund and Bitcoin ETPs will fluctuate with changes in the market value of their investments. The market prices of the Shares and shares of a Bitcoin ETP may fluctuate in accordance with changes in the Fund’s or Bitcoin ETP’s NAV and will fluctuate in accordance with supply and demand for the Shares or shares of the Bitcoin ETP on an Exchange. The Adviser and Sub-Adviser cannot predict whether the Shares and shares of a Bitcoin ETP will trade below, at or above their respective NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares and the shares of a Bitcoin ETP will be closely related to, but not identical to, the same forces influencing the prices of Bitcoin Products trading individually or in the aggregate at any point in time. If a shareholder purchases Shares at a time when the market price is at a premium to the NAV or sells Shares at a time when the market price is at a discount to the NAV, the shareholder may pay more for, or receive less than, the underlying value of the Shares, respectively. Any of these factors, discussed above and further below, may lead to Shares trading at a premium or discount to the Fund’s NAV.

While Shares and shares of a Bitcoin ETP are listed on an exchange, there can be no assurance that an active trading market for the Shares or the shares of the Bitcoin ETP will be maintained. Further, secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in the Shares or in the shares of the Bitcoin ETP and in executing creation and redemption orders, which could cause a material deviation in the Fund’s or Bitcoin ETP’s market price from the Fund’s or Bitcoin ETP’s NAV. The Fund’s distributor does not maintain a secondary market in the Shares or in the shares of the Bitcoin ETP. Investors purchasing and selling shares in the secondary market may not experience investment results consistent with those experienced by those APs creating and redeeming directly with the Fund or the Bitcoin ETP.

Decisions by market makers or APs to reduce their role or “step away” from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the price of the Shares or the shares of a Bitcoin ETP and the price implied by the Fund’s or Bitcoin ETP’s NAV. This reduced effectiveness could result in the Shares or the shares of a Bitcoin ETP trading at a price which differs materially from the price implied by the Fund’s or Bitcoin ETP’s NAV and also in greater than normal intraday bid/ask spreads for the Shares or the shares of the Bitcoin ETP.

Money Market Instruments Risk. Adverse economic, political or market events affecting issuers of money market instruments, defaults by counterparties or changes in government regulations may have a negative impact on the performance of the Fund.

New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund if it determines that liquidation is in the best interest of shareholders. Liquidation of the Fund can be initiated without shareholder approval. As a result, the timing of the Fund’s liquidation may not be favorable.

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Non-Diversified Risk.   Investment companies are classified as either “diversified” or “non-diversified” under the 1940 Act. The Fund is classified as a “non-diversified” investment company under the 1940 Act, although it is diversified for Internal Revenue Code purposes. An investment company classified as “diversified” under the 1940 Act is subject to certain limitations with respect to the value of the company’s assets invested in particular issuers. As a non-diversified investment company, the Fund is subject to the risk that it will be more volatile than a diversified fund because the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers or may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Operational Risk.   The Fund is exposed to operational risk arising from a number of factors, including but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties (including the advisers, managers, administrators and other service providers to the Bitcoin ETPs) and failed or inadequate processes and technology or system failures, including those relating to Bitcoin Products. Additionally, the success of the Fund will depend in part upon the skill and expertise of certain personnel of the Adviser or Sub-Adviser, and there can be no assurance that any such personnel will continue to be associated with the Adviser, Sub-Adviser or Fund.

Option Writing Risk. The Fund invests in options that derive their performance from the performance of the underlying Bitcoin Product. Writing and buying options are speculative activities and entail investment exposures that are greater than their cost would suggest, meaning that a small investment in an option could have a substantial impact on the performance of the Fund. The Fund’s use of call and put options can lead to losses because of adverse movements in the price or value of the underlying stock, index, or other asset, which may be magnified by certain features of the options. These risks are heightened when the Fund’s portfolio managers use options to enhance the Fund’s return or as a substitute for a position or security. When selling a call or put option, the Fund will receive a premium; however, this premium may not be enough to offset a loss incurred by the Fund if the price of the underlying asset is above or below, respectively, the strike price by an amount equal to or greater than the premium. The value of an option may be adversely affected if the market for the option becomes less liquid or smaller, and will be affected by changes in the value or yield of the option’s underlying asset, an increase in interest rates, a change in the actual or perceived volatility of the stock market or the underlying asset and the remaining time to expiration. Additionally, the value of an option does not increase or decrease at the same rate as the underlying asset(s). The Fund’s use of options, due to the cost of the options, will reduce the Fund’s ability to get returns equal to the underlying Bitcoin Product. In addition, if the price of the underlying asset of an option is above the strike price of a written call option or below the strike price for a written put option, the value of the option, and consequently of the Fund, may decline significantly more than if the Fund invested directly in the underlying asset instead of using options.  The Fund invests in options that derive their performance from the performance of the underlying Bitcoin Product and can be volatile and involve various types and degrees of risks. The Fund could experience a loss if its options do not perform as anticipated, or are not correlated with the performance of their underlying Bitcoin Product or if the Fund is unable to purchase or liquidate a position because of an illiquid secondary market.

The Fund may write calls and/or puts on instruments a Fund owns or otherwise has or has an absolute and immediate right to acquire that security or instrument without additional cash consideration (covered calls or covered puts) or write calls and/or puts on instruments to which a Fund has does not have such exposure (uncovered calls or uncovered puts). Although the Fund’s net short call option exposure will not exceed the long exposure to bitcoin created by the Fund’s Bitcoin Products holdings, the Fund’s long exposure to bitcoin created by the Fund’s Bitcoin Products holdings is subject to imperfect matching with the Fund’s short exposure to bitcoin created by the Fund’s written call options. Accordingly, the Fund’s written call options on Bitcoin Products will not necessarily be “covered.” Uncovered call writing can involve substantially greater exposure to risk than covered call writing, and the potential loss of uncovered call writing is unlimited.

Other Investment Vehicles Risk. In addition to investing in options, the Fund invests in certain Bitcoin ETPs. Accordingly, shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, the similar expenses of the Bitcoin ETP. Shareholders would also be exposed to the risks associated not only with the Fund, but also with the portfolio investments of the Bitcoin ETP. The underlying securities in the Bitcoin ETP may not follow the price movements of the industry or sector the Bitcoin ETP is designed to track. Trading in the Bitcoin ETP may be halted if the trading in one or more of the Bitcoin ETP’s underlying securities is halted, which could result in the Bitcoin ETP being more volatile.

Position Limits Risk. The options exchanges have established limits on the maximum number of puts and calls covering the same underlying security that may be held or written by a single investor or group of investors acting in concert or under common control (regardless of whether the options are purchased or written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). These are referred to as “position limits.” The position limit applicable to a particular option class is determined by the options exchange based on the number of shares outstanding and trading volume of the security underlying the option. The rules of the options markets generally limit the maximum number of options on the same side of the market (i.e., calls held plus puts written, or puts held plus calls written) with respect to a single underlying interest that may be carried in the accounts of a single investor or group of investors acting in concert. An options market may require that positions in certain listed options or FLEX Options be aggregated with positions in certain other options for purposes of calculating position limits.

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The clearing members that clear the Fund’s listed option positions are required to monitor and report the Fund’s positions to the options exchanges and may be required to liquidate positions in excess of these limits. Failure to comply with position limits may result in the imposition of fines and other sanctions by the options exchanges.

Even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and its affiliates may be aggregated. Therefore, the trading decisions of the Adviser may have to be modified and positions held by the Fund liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund and prevent the Fund from achieving its investment objective. A violation of position limits could also lead to regulatory action materially adverse to the Fund’s investment strategy.

Shareholder Risk.   Certain shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s Shares. In addition, a third-party investor, the Adviser or an affiliate of the Adviser, an AP, a market maker, or another entity may invest in the Fund and hold its investment for a limited period of time. There can be no assurance that any large shareholder would not redeem its investment. Redemptions by shareholders could have a negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on an exchange and may, therefore, have a material effect on the market price of the Shares.

Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this prospectus. There can be no assurance that the investment objective of the Fund or the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. There is no guarantee that the Subsidiary will generate positive returns. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and the SAI and could adversely affect the Fund. Changes in the laws of the United States and/or the Cayman Islands could adversely affect the performance of the Fund and/or the Subsidiary.

Tax Risk: Bitcoin. Many significant aspects of the U.S. federal income tax treatment of investments in bitcoin are uncertain and an investment in bitcoin may produce income that is not treated as qualifying income for purposes of the income test applicable to RICs. The Fund’s investments are exposed to risks associated with the tax treatment of bitcoin.

Tax Risk: Bitcoin ETPs. The Fund may invest in certain Bitcoin ETPs that are treated as QPTP for U.S. federal income tax purposes. In order to comply with certain asset diversification tests imposed by the Code, the Fund may invest no more than 25% of the value of its total assets in the securities of one or more QPTP. Although income derived from a QPTP generally is expected to be treated as qualifying income, unanticipated loss of QPTP status of such an Bitcoin ETP could adversely affect the Fund’s ability to satisfy the qualifying income test for qualification as a RIC. Failure to satisfy either asset diversification tests or the qualifying income test could jeopardize the Fund’s status as a RIC. Loss of RIC status could have a material adverse effect on the Fund. The Fund may be allocated distributable income or gains from a QPTP without a corresponding receipt of cash. In such event, the Fund may be required to make distributions from the cash assets of the Fund or by liquidation of portfolio securities (including when it is not advantageous to do so), and shareholders may receive a larger amount of taxable distributions than they otherwise would. Further, investments in certain foreign Bitcoin ETPs that are classified as “passive foreign investment companies” (“PFICs”) for U.S. federal income tax purposes are subject to special tax rules which may result in adverse tax consequences to the Fund and its shareholders.

Tax Risk – Derivatives. Certain aspects of the tax treatment of derivative instruments are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. The federal income tax treatment of a derivative may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments. The Fund’s transactions in derivative instruments may be subject to special tax rules, the effect of which may be to affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. The tax treatment of certain derivatives held by the Fund may be governed by section 1256 of the Code (such derivatives, “section 1256 contracts”). Section 1256 contracts are subject to “mark to market” rules, and the resulting gains or losses generally are treated as 60% long-term and 40% short-term capital gains or losses. Further, certain aspects of the Fund’s options strategy may trigger the possible application of the “straddle” rules, and various loss limitation provisions of the Code. To the extent that the Fund’s investments in options on Bitcoin ETPs represent offsetting positions, the character of gains or losses realized by the Fund under the Code’s “straddle” rules may be affected and may increase the amount of short-term capital gain realized by the Fund. The Fund may hold certain options that do not qualify as “Section 1256 contracts” under Section 1256 of the Code, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period.

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Tax Risk: RIC Status. The Fund intends to qualify as a “regulated investment company” (“RIC”). In order to qualify for the special tax treatment accorded a RIC and its shareholders, the Fund must derive at least 90% of its gross income for each taxable year from “qualifying income,” meet certain asset diversification tests at the end of each taxable quarter, and meet annual distribution requirements. The Fund’s pursuit of its bitcoin investment strategy will potentially be limited by the Fund’s intention to qualify for such treatment and could adversely affect the Fund’s ability to so qualify. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

Tax Risk: Subsidiary. The Fund may seek to gain exposure to one or more Bitcoin Products through investments in the Subsidiary. Treasury regulations generally treat the Fund’s income inclusion with respect to the Subsidiary as qualifying income either if (A) there is a current distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. The tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS that could affect whether income derived from such investments is “qualifying income” under Subchapter M of the Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund. No assurances can be provided that the IRS would not be able to successfully assert that the Fund’s income from investments in the Subsidiary was not “qualifying income,” in which case the Fund would fail to qualify as a RIC under Subchapter M of the Code if over 10% of its respective gross income was derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of the Fund’s taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders. The Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Trading Issues.   Trading in Shares on an Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on an Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. If a trading halt or unanticipated early closing of the Exchange occurs, a shareholder may be unable to purchase or sell Shares of the Fund. There can be no assurance that the requirements of an Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Additional Risks

Temporary Defensive Strategy Risk.   When the Fund pursues a temporary defensive strategy inconsistent with its principal investment strategies, it may not achieve its investment objective.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

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MANAGEMENT OF THE FUND

Investment Adviser.   ARK Investment Management LLC, located at 200 Central Avenue, Suite 220, St. Petersburg, Florida 33701, serves as the Fund’s investment adviser. The Adviser registered with the SEC in January 2014. Under the terms of an investment advisory agreement between the Trust and the Adviser with respect to the Fund (“Advisory Agreement”), the Adviser serves as the adviser to the Fund, subject to the general supervision of the Board, and is responsible for the day-to-day investment management of the Fund.

The Adviser’s duties as adviser to the Fund include furnishing a continuous investment program for the Fund and determining what investments or securities will be purchased, held or sold.

Pursuant to a supervision agreement between the Trust and the Adviser with respect to the Fund (“Supervision Agreement”), and subject to the general supervision of the Board, the Adviser provides or causes to be furnished, all supervisory and other services reasonably necessary for the operation of the Fund and also bears the costs of various third-party services required by the Fund, including administration, certain custody, audit, legal, transfer agency, and printing costs. The Supervision Agreement also requires the Adviser to provide investment advisory services to the Fund pursuant to the Advisory Agreement.

The Fund pays the Adviser a fee (“Management Fee”) in return for providing investment advisory and supervisory services under a comprehensive structure. The Fund will pay a monthly Management Fee to the Adviser at an annual rate (stated as a percentage of the average daily net assets of the Fund) of [   ]%.

In addition, the Fund bears other fees and expenses that are not covered by the Supervision Agreement, which may vary and will affect the total expense ratio of the Fund, such as acquired fund fees and expenses, taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses) and the Subsidiary.

The Adviser has voluntarily agreed to waive a portion of its management fee payable by the Fund in an amount equal to the investment advisory fee portion of the management fee it earns as an investment adviser to the affiliated fund(s) in which the Fund invests. The fee waiver arrangement will continue for at least one year from the date of this Prospectus and, prior to such date, the Adviser may not terminate the arrangements without the approval of the Board of Trustees. The management fee waiver may be modified or terminated by the Adviser at its discretion and without shareholder approval after such date, although the Adviser does not presently intend to do so.

In addition to the management fee waiver described above, the Adviser may waive an additional portion of its management fee, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements that may be in place at such time.

A discussion regarding the Board’s approval of the Advisory Agreement and Sub-Advisory Agreement with respect to the Fund will be available in the Trust’s Form N-CSR for the Fund after commencement of operations for the fiscal year ended [   ].

For purposes of calculating the fees for the Fund, the net assets of the Fund include the value of the Fund’s interests in the Subsidiary. Pursuant to advisory agreement between the Adviser and the Subsidiary (the “Subsidiary Investment Advisory Agreement”), the Adviser will not receive any fees for managing the Subsidiary’s assets.

The Adviser provides investment advisory services to the Subsidiary pursuant to the Subsidiary Investment Advisory Agreement. Under the Subsidiary Investment Advisory Agreement, the Adviser provides the Subsidiary with the same type of investment advisory services as are provided to the Fund. The Adviser has agreed to waive or credit a portion of the advisory fee in an amount equal to the investment advisory fee portion of the management fee it earns as an investment adviser to the affiliated fund(s) in which the Subsidiary invests.

The Trust and the Subsidiary have entered into contracts for the provision of custody and audit services with service providers.

The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the Adviser, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund (although the Subsidiary may invest without limitation in commodity-related instruments) and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage and the timing and method of valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary. Certain of these policies and restrictions are described in detail in the SAI.

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The Fund and the Subsidiary may test for compliance with certain investment restrictions on a consolidated basis. The Subsidiary complies with the provisions relating to affiliated transactions and custody set forth in Section 17 of the 1940 Act and, on a consolidated basis with the Fund, the provisions relating to capital structure and leverage set forth in Section 18 of the 1940 Act.

Sub-Adviser. [   ]

Administrator, Custodian and Transfer Agent. The Bank of New York Mellon is the administrator for the Fund (“Administrator”), is the custodian of the Fund’s assets and provides transfer agency, fund accounting and various administrative services to the Fund. The Administrator is responsible for providing certain operational, clerical, recordkeeping and/or bookkeeping services for the Fund.

Distributor.   [Foreside Fund Services, LLC] is the distributor of the Shares of the Fund. The Distributor will not distribute Shares in less than Creation Units, and does not maintain a secondary market in Shares. The Shares are expected to be traded in the secondary market.

Portfolio Managers.   [Catherine D. Wood serves as Chief Investment Officer of the Adviser and Portfolio Manager of the Fund. Having completed 12 years at AllianceBernstein LP, Ms. Wood founded ARK Investment Management LLC and registered the firm with the SEC in January 2014. At AllianceBernstein LP, Ms. Wood was Chief Investment Officer of Global Thematic Strategies, with $5 billion in assets under management. Ms. Wood joined Alliance Capital in 2001 from Tupelo Capital Management. Prior to that, Ms. Wood worked for 18 years with Jennison Associates as Chief Economist, Equity Research Analyst, Portfolio Manager and Director. Ms. Wood received her B.S., summa cum laude, in Finance and Economics from the University of Southern California in 1981.

William Scherer serves as Portfolio Manager of the Index Funds. Mr. Scherer is a Director of Operations at ARK Investment Management LLC and has been employed by the firm since 2014. Mr. Scherer received his B.S., cum laude, in Accounting from Bryant University in 2014, and an M.B.A from Baruch College in 2021.]

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the Management Fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m., Eastern time) on the Exchange. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of the Fund’s portfolio securities that have readily available market quotations will be based on market prices. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Price information on listed securities will be taken from the exchange where the security is primarily traded. With respect to portfolio securities that do not have readily available market quotations, or where such market quotations are not reliable, and with respect to portfolio instruments that are not securities, the Board has designated the Adviser as valuation designee (“Valuation Designee”) pursuant to Rule 2a-5(b) to perform the fair value determination relating to all such Fund investments. In its role as Valuation Designee, the Adviser is responsible for, among other things, carrying out the functions and Board reporting obligations set forth in Rule 2a-5.

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As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. If the Valuation Designee determines that fair valuation would be appropriate and would result in a measurement that is equally or more representative of fair value or is required, the Valuation Designee may value the security or asset based on its consideration of one or more of a proscribed set of factors, to the extent relevant and available under the circumstance. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. Fair value pricing involves subjective judgments, and it is possible that a fair value determination for a security may be materially different than the value that could be realized upon the sale of the security.

In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the Exchange Close. A significant event is an event that will, with a reasonably high probability, materially affect the value of a security since the closing price of the security was established on an exchange or market, but before the Fund’s NAV calculation. Significant events may relate to a single issuer, multiple issuers or to an entire market sector. Significant events generally would be those that are readily ascertainable in the ordinary course of business.

The Valuation Designee may also utilize one or more Pricing Services to assist in determining a fair value for a security or asset, and may obtain the assistance of others, including, without limitation, the Fund’s accounting agent and an outside independent pricing services in fulfilling its responsibilities. Prices obtained by an outside independent pricing service will use information provided by market makers or estimates of market values obtained from data related to investments or securities with similar characteristics. For assets such as exchange-traded options, the Fund will determine market values based upon quotations from exchanges and/or market makers.

Buying and Selling Shares

The Shares of the Fund have been approved for listing on the Exchange, as applicable. If you buy or sell Shares in the secondary market, you will incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. In times of severe market disruption or low trading volume in the Fund’s Shares, this spread can increase significantly. It is anticipated that Shares will trade in the secondary market at prices that may differ to varying degrees from the NAV of Shares. During periods of disruptions to creations and redemptions or the existence of extreme market volatility, the market prices of Shares are more likely to differ significantly from Shares’ NAV.

The Depository Trust Company (“DTC”) serves as securities depository for Shares. The Shares may be held only in book-entry form; stock certificates will not be issued. DTC, or its nominee, is the record or registered owner of all outstanding Shares. Beneficial ownership of Shares will be shown on the records of DTC or its participants. Beneficial owners of Shares are not considered the registered holder thereof and are subject to the same restrictions and procedures as any beneficial owner of stocks held in book-entry or “street name” form. For more information, see the section entitled “Book Entry Only System” in the Fund’s SAI.

The [Exchanges are] open for trading Monday through Friday and are closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Because non-U.S. exchanges may be open on days when the Fund does not price its Shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s Shares.

Distribution and Service Plan

The Board has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of their Shares and pay service fees in connection with the provision of ongoing services to shareholders.

No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. In addition, no such fees may be paid in the future without further approval by the Board. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing shares subject to distribution and service fees, you may pay more over time than you would by purchasing shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the Financial Industry Regulatory Authority. The net income attributable to the shares of the Fund will be reduced by the amount of distribution and service fees and other expenses of the Fund.

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Dividends and Distributions

[The Fund intends to qualify each year as a regulated investment company (“RIC”) under the Code. As a RIC, the Fund generally pays no federal income tax on the income and gains it distributes. Each shareholder of the Fund is entitled to its share of the Fund’s distributions of net investment income and net realized capital gains on its investments. The Fund pays out substantially all of its net earnings to its shareholders as “distributions.”

The Fund realizes capital gains or losses whenever it sells securities and may be allocated capital gains or losses from certain Bitcoin ETPs that are passthrough entities for federal income tax purposes. Net realized capital gains are distributed to shareholders as “capital gain distributions.” Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to shareholders as ordinary income. Any long-term capital gains distributions a shareholder receives from the Fund are taxable as long-term capital gain.

Net investment income, if any, and net capital gains, if any, are typically distributed to shareholders at least annually, although this policy may be amended at any time. Dividends may be declared and paid more frequently to improve index tracking or to comply with the distribution requirements of the Code. In addition, the Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Fund owned the underlying investment securities for the entire dividend period. If the Fund so elects, some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of a shareholder’s investment in Shares.

Distributions in cash may be reinvested automatically in additional Shares of the Fund only if the broker through whom you purchased Shares makes such option available.

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in October, November and December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

At the time you purchase your Fund Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying Shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”]

[U.S. Federal Income Tax Consequences]

General.   As with any investment, you should consider how your Fund investment will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund, including the possible application of foreign, state and local taxes. Unless your investment in the Fund is through a tax-exempt entity or tax-deferred retirement account, such as a 401(k) plan, you need to be aware of the possible tax consequences when: (i) the Fund makes distributions, (ii) you sell Shares in the secondary market or (iii) you create or redeem Creation Units.

Taxes on Distributions.   As noted above, the Fund expects to distribute net investment income, if any, [at least annually], and any net realized long-term or short-term capital gains, if any, annually. The Fund may also pay a special distribution at any time to comply with U.S. federal tax requirements.

Distributions from the Fund’s net investment income, including any net short-term gains, are generally taxable to you as ordinary income. In general, your distributions are subject to U.S. federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Whether distributions of capital gains represent long-term or short-term capital gains is determined by how long the Fund owned the investments that generated them, rather than how long you have owned your Shares. Distributions of net short-term capital gains in excess of net long-term capital losses, if any, are generally taxable as ordinary income. Distributions of net long-term capital gains in excess of net short-term capital losses, if any, that are properly reported as capital gain dividends are generally taxable as long-term capital gains. Long-term capital gains of non-corporate shareholders are generally taxable at a maximum rate of 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.

Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in Shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in Shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Shares. A distribution will reduce the Fund’s NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

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The Fund’s transactions in derivatives (such as options) may be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. The tax treatment of certain derivatives held by the Fund may be governed by section 1256 of the Code (“section 1256 contracts”). Section 1256 contracts are subject to “mark to market” rules, and the resulting gains or losses generally are treated as 60% long-term and 40% short-term capital gains or losses, subject to the certain loss deferral rules.

Dividends, interest and gains from non-U.S. investments of the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may, in some cases, reduce or eliminate such taxes.

To the extent the Fund invests in PFICs, the Fund generally intends to elect to “mark to market” these investments at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of such an investment as of the close of the taxable year over the adjusted basis and as ordinary loss any decrease in such an investment (but only to the extent of prior income from such an investment under the mark to market rules). Gains realized with respect to a disposition of a PFIC that the Fund has elected to mark to market will be ordinary income. By making the mark to market election, the Fund may recognize income in excess of the distributions that it receives from its investments. Accordingly, the Fund may need to borrow money or dispose of some of its investments in order to meet its distribution requirements. If the Fund does not make the mark to market election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the disposition of, the PFIC which cannot be avoided by distributing such amounts to the Fund’s shareholders.

If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign securities, the Fund may elect (the “Election”) to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes. It [is not] expected that more than 50% of the Fund’s total assets will consist of foreign securities, although there can be no assurance that the Fund will make the Election in the event the Fund is eligible to do so.

Non-U.S. Investors.   Non-U.S. investors may be subject to U.S. withholding tax at a 30% or an applicable lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Information about a shareholder in the Fund may be disclosed to the Internal Revenue Service, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide appropriate certifications or other documentation concerning its status under FATCA.

Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax.

Federal Income Tax Treatment of Investments in Cayman Subsidiaries. The Fund must derive at least 90% of its gross income from certain qualifying sources of income in order to qualify as a RIC under Subchapter M of the Code. Income and gains from certain Bitcoin Products, if held directly, may not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. It is possible that Bitcoin Products will be treated as “commodities” for U.S. federal income tax purposes. The Fund may seek to gain exposure to certain Bitcoin Products through investments in its Cayman subsidiary. The IRS has issued regulations that generally treat a fund’s income inclusion with respect to an investment in a non-U.S. company generating investment income as qualifying income if there is a current-year distribution out of the earnings and profits of the non-U.S. company that are attributable to such income inclusion or if the income inclusion is derived with respect to the fund’s business of investing in stocks and securities.

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The Fund intends to treat its income from its Cayman subsidiary as qualifying income without any such private letter ruling from the IRS. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or if the IRS did so that a court would not sustain the IRS’s position. Furthermore, the tax treatment of the Fund’s investments in a Cayman subsidiary may be adversely affected by future legislation, court decisions, future IRS guidance or U.S. Department of the Treasury (the “Treasury”) regulations. If the IRS were to change its position or otherwise determine that income derived from the Fund’s investment in the Subsidiary does not constitute qualifying income and if such positions were upheld, or if future legislation, court decisions, future IRS guidance or Treasury regulations were to adversely affect the tax treatment of such investments, the Fund might cease to qualify as a RIC and would be required to reduce its exposure to such investments which could result in difficulty in implementing its investment strategy. If the Fund did not qualify as a RIC for any taxable year, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Backup Withholding.   The Fund may be required to withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number or otherwise established a basis for exemption from backup withholding. The backup withholding rate for individuals is currently 24%. This is not an additional tax and may be refunded, or credited against your U.S. federal income tax liability, provided certain required information is furnished to the Internal Revenue Service.

Taxes on the Sale or Cash Redemption of Exchange Listed Shares.   Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares. The ability to deduct capital losses may be limited. To the extent that a Fund shareholder’s Shares are redeemed for cash, this is normally treated as a sale for tax purposes.

Your financial intermediary will be required to report to you and the Internal Revenue Service annually on Form 1099-B not only the gross proceeds of Shares you sell or redeem but also their cost basis. You should consult with your tax advisors to determine the appropriate cost basis method for your tax situation and to obtain more information about the cost basis reporting rules.

Taxes on Creations and Redemptions of Creation Units.   A person who exchanges securities for Creation Units generally will recognize a gain or loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of exchange and the sum of the exchanger’s aggregate basis in the securities surrendered and the amount of any cash paid for such Creation Units. A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of primarily securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities for Creation Units or redeeming Creation Units should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible and the tax treatment of any creation or redemption transaction.

Under current U.S. federal income tax laws, any capital gain or loss realized upon a redemption (or creation) of Creation Units is generally treated as long-term capital gain or loss if Shares (or securities surrendered) have been held for more than one year and as a short-term capital gain or loss if Shares (or securities surrendered) have been held for one year or less.

If you create or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you created or sold and at what price.

Medicare Tax.   An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income”  (in the case of an individual) or “adjusted gross income”  (in the case of an estate or trust) exceeds certain threshold amounts.

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your own tax advisor about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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Frequent Purchases and Redemptions of Fund Shares

The Board has evaluated the risks of frequent purchases and redemptions of Fund shares (“market timing”) activities by the Fund’s shareholders. The Board noted that Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains.

With respect to trades directly with the Fund, to the extent effected in-kind, those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent that the Trust allows or requires trades to be effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. The Fund imposes transaction fees on in-kind purchases and redemptions of Shares to cover the custodial and other costs incurred by the Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of Shares.

FINANCIAL HIGHLIGHTS

As of the date of this prospectus, the Fund had not yet commenced operations and, therefore, does not have financial information to report.

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PREMIUM/DISCOUNT INFORMATION

As of the date of this prospectus, the Fund had not yet commenced operations and, therefore, does not have information about the differences between the Fund’s daily market price on the Exchange and its NAV. Information regarding how often the Fund’s Shares traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the Fund’s NAV during the most recently completed calendar year and the most recently completed calendar quarter(s) since that year (or, if shorter, the period during which the Fund has been in operation), when available, can be found at http://ark-funds.com.

GENERAL INFORMATION

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (“Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether a broker-dealer is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(a)(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an Exchange member in connection with a sale on either Exchange is satisfied by the fact that the prospectus is available at each Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an Exchange.

In addition, certain affiliates of the Fund and the Adviser may purchase and resell Fund Shares pursuant to this prospectus.

Other Information

The Trust was organized as a Delaware statutory trust on June 7, 2013. Its Declaration of Trust currently permits the Trust to issue an unlimited number of Shares of beneficial interest. If shareholders are required to vote on any matters, each Share outstanding would be entitled to one vote. Annual meetings of shareholders will not be held except as required by the 1940 Act and other applicable law. See the Fund’s SAI for more information concerning the Trust’s form of organization.

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

An AP that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Dechert LLP serves as counsel to the Trust, including the Fund.

Sullivan & Worcester LLP serves as independent counsel to the independent trustees.

[   ] serves as the Trust’s independent registered public accounting firm and will audit the Fund’s financial statements annually.

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OTHER INFORMATION

This prospectus does not contain all the information included in the registration statement filed with the SEC with respect to the Fund. The Fund’s registration statement, including this prospectus, the Fund’s SAI and the exhibits may be examined at the offices of the SEC (100 F Street, NE, Washington, DC 20549) or on the EDGAR database at the SEC’s website (http://www.sec.gov), and copies may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. These documents and other information concerning the Trust also may be inspected at the offices of Foreside Fund Services, LLC at Three Canal Plaza, Suite 100, Portland, Maine 04101 or by calling 855-406-1506.

The SAI for the Fund, which has been filed with the SEC, provides more information about the Fund. The Fund’s SAI is incorporated herein by reference and is legally part of this prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, when available, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund's annual and semi-annual financial statements. The SAI, the Fund’s annual and semi-annual reports, and other information such as Fund financial statements, may be obtained without charge by visiting the Fund’s website at http://ark-funds.com/investor-resources, writing to the Fund at c/o ARK Investment Management LLC, 200 Central Avenue, Suite 220, St. Petersburg, Florida 33701 or by calling (727) 810-8160.

Investment Company Act File No. 811-22883

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Subject to Completion

Preliminary Statement of Additional Information dated October 14, 2025

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

ARK ETF TRUST

STATEMENT OF ADDITIONAL INFORMATION

Dated [   ], 2025

This Statement of Additional Information (“SAI”) of ARK Bitcoin Yield ETF (the “Fund”), a series of the ARK ETF Trust (“Trust”) is not a prospectus, and should be read in conjunction with the prospectus of the Fund, which is dated [   ], 2025 (the “Prospectus”) as it may be supplemented from time to time.

ARK ETF Trust Bitcoin Yield ETF

ETF	[Exchange] Ticker Symbol
ARK Bitcoin Yield ETF	[•]

Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. Copies of the Prospectus and Annual and Semi-Annual reports, when available, may be obtained without charge at http://ark-funds.com/investor-resources, by writing to the Trust or the Trust’s distributor, Foreside Fund Services, LLC (the “Distributor”), or by calling 855-406-1506.

i

GENERAL DESCRIPTION OF THE TRUST

The ARK ETF Trust (“Trust”) is an open-end management investment company. As of the date of this SAI, the Trust consists of [   ] investment portfolios: ARK Innovation ETF, ARK Next Generation Internet ETF, ARK Fintech Innovation ETF, ARK Genomic Revolution ETF, ARK Autonomous Technology & Robotics ETF, ARK Space Exploration & Innovation ETF, The 3D Printing ETF, ARK Israel Innovative Technology ETF, ARK DIET Q1 Buffer ETF, ARK DIET Q2 Buffer ETF, ARK DIET Q3 Buffer ETF and ARK DIET Q4 Buffer ETF, ARK Bitcoin Yield ETF.

This SAI relates solely to ARK Bitcoin Yield ETF (the “Fund”), a series of the Trust. The Fund is classified as a non-diversified series of an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), and, as a result, is not required to meet certain diversification requirements under the 1940 Act. The Trust was organized as a Delaware statutory trust on June 7, 2013. The shares of the Fund are referred to herein as “Shares.”

The Fund will offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Similarly, Shares are redeemable by the Fund only in Creation Units. Only Authorized Participants (“APs”) who have entered into contractual arrangements with the Fund’s Distributor may enter into Creation Unit transactions with the Fund on behalf of themselves or their customers. Creation Units of the Fund are issued and redeemed generally in exchange for specified securities held by the Fund and, if necessary, a specified cash payment. The Shares of the Fund are expected to be approved for listing, subject to notice of issuance, on [   ] ([“ “] or “Exchange”). The individual Shares of the Fund will trade in the secondary market at market prices that may differ from the Shares’ NAV.

The Trust reserves the right to permit or require a “cash” option for creations and redemptions of Shares (subject to applicable legal requirements). In each instance of such cash creations or redemptions, the Trust may impose transaction fees based on transaction expenses related to the particular exchange, which fees will be higher than the transaction fees associated with in-kind purchases or redemptions.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus under the headings “Summary Information,” “Additional Information About the Fund’s Investment Strategies and Risks,” “Shareholder Information—Buying and Selling Shares,” “Premium/Discount Information” and “General Information—Continuous Offering.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

The Shares of the Fund are expected to be listed on the Exchange and the individual Shares of the Fund will trade in the secondary market at prices that may differ to some degree from their NAV. An Exchange may, but is not required to, remove the Shares of the Fund from listing if: (1) following the initial twelve (12) month period beginning upon the commencement of trading of the Fund, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the intra-day NAV of the Fund is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, an Exchange will remove the Shares of the Fund from listing and trading upon termination of that Fund. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met.

As in the case of other securities traded on an Exchange, brokers’ commissions on transactions in Shares will be based on negotiated commission rates at customary levels.

In order to provide investors with a basis to gauge whether the market price (and related bid/ask spread) of individual Shares traded on the Exchange is approximately consistent with the current NAV on a per Share basis, every 15 seconds throughout the Exchange’s regular trading hours, an estimated intra-day NAV (“INAV”), if applicable, is calculated and disseminated in accordance with the relevant listing standards of the Exchange. The Fund is not involved in or responsible for the calculation or dissemination of the INAV, and the Fund makes no warranty as to its accuracy. The INAV does not necessarily reflect the precise composition of the current portfolio of securities and instruments held by the Fund at a particular point in time or the best possible valuation of the current portfolio. The Fund believes that, when purchasing Shares traded on an Exchange, placing “limit orders” rather than “market orders” may help investors avoid excessive bid/ask spreads.

The INAV should not be viewed as a “real-time” update of the NAV per Share of the Fund because (i) the INAV may not be calculated in the same manner as the NAV, which is computed once a day, generally, at the end of the business day; (ii) the calculation of NAV may be subject to fair valuation at different prices than those used in the calculations of the INAV; (iii) unlike the calculation of NAV, the INAV does not take into account Fund expenses; and (iv) the INAV calculations are based on local market prices and may not reflect events that occur subsequent to the local market’s close, which could affect premiums and discounts between the INAV and the market price of the Fund’s Shares. Accordingly, a shareholder purchasing Shares of the Fund at a price calculated based upon the Shares’ INAV is subject to valuation risk. If there is a mismatch between the INAV and NAV, shareholders could lose money upon redemption or could pay too much for Shares purchased.

INVESTMENT POLICIES AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Prospectus under the headings “Summary Information—Principal Investment Strategies,” “Summary Information—Principal Risks” and “Additional Information About the Fund’s Investment Strategies and Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

General

An investment in the Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

In the event that the instruments in which the Fund invests are not listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain instruments may depend on whether dealers will make a market in such instruments. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which instruments may be sold and the value of the Fund’s Shares will be adversely affected if trading markets for certain of the Fund’s portfolio investments are limited or absent or if bid/ask spreads are wide.

The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold in seven calendar days or less without significantly changing the market value of the investment. The liquidity of an instrument will be determined based on relevant market, trading and investment specific considerations as set out in the Trust’s liquidity risk management program (the “Liquidity Program”) as required by Rule 22e-4 under the 1940 Act (the “Liquidity Rule”).

The Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will, under normal circumstances, invest at least 80% of the value of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of the type suggested by its name, as set forth in the Fund’s Principal Investment Strategy section (“80% Policy”). This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this requirement. Any derivatives that provide exposure to the investment focus suggested by the Fund’s name, or to one or more market risk factors associated with the investment focus suggested by the Fund’s name, will be counted toward compliance with the Fund’s 80% Policy. With respect to the Fund, the policy to invest at least 80% of its assets in such a manner is not a “fundamental” policy, which means that it may be changed without the vote of a majority of the Fund’s outstanding shares as defined in the 1940 Act. Shareholders will be given written notice at least 60 days prior to any change by the Fund of its 80% Policy.

Because the Fund reserves the right to issue and redeem Creation Units principally for cash, the Fund may incur higher costs in buying and selling securities than if the Fund issued and redeemed Creation Units principally in-kind.

ARK Investment Management LLC (“ARK” or the “Adviser”) is subject to registration and regulation as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act, as amended (“CEA”), with respect the operation of the Fund. As a result, the Adviser will be required to operate the Fund in compliance with applicable Commodity Futures Trading Commission (“CFTC”) requirements, including registration, disclosure, reporting and other operational requirements under the CEA and related CFTC regulations. Compliance with these additional requirements may increase Fund expenses.

Bitcoin and Bitcoin Products

The Fund investments that create investment exposure to U.S. or foreign exchange-traded products and exchange-traded funds that create exposure to spot bitcoin (“Bitcoin ETPs”), and derivatives instruments on the foregoing. The value of the Bitcoin Products is subject to a number of factors relating to the fundamental investment characteristics of bitcoin and certain other “Crypto Assets.” The Fund interprets the term “Crypto Asset” to mean an asset that (1) is issued, recorded and/or transferred using a blockchain or similar distributed ledger technology network (“DLT”), including, but not limited to, assets known as “digital assets,” “virtual currencies,” and “coins,” or “tokens,” and (2) relies on cryptographic protocols.

DLT is a way for many parties to maintain, share and update the same records, and validate transactions, typically without a central administrator. For example, a private (permissioned) DLT can be used by a group of banks to record and reconcile payments among themselves. A blockchain, such as the Bitcoin or Ethereum networks, is a form of DLT that groups records into cryptographically linked “blocks.”

DLT is not, however, restricted only to blockchains. For example, the Hedera network is built on the hashgraph distributed consensus algorithm. The hashgraph data structure and consensus algorithm provides a novel platform for distributed consensus. One central difference between hashgraphs and blockchains is the way that they add transactions to their respective distributed ledgers.

Generally on a blockchain, blocks with records of transactions are added to the data-chain one after the other to create a history of the network’s data. If two miners create blocks simultaneously, the blockchain will momentarily fork and the network’s nodes will choose to continue adding to the longest chain, abandoning the shorter chain. The sequential order must be maintained for the network to function and to ensure the ledger consists of just one chain of blocks. Hashgraphs also package transactions into blocks, but unlike on a blockchain, all hashgraph blocks are added to the distributed ledger, regardless of their order or circumstance – none are discarded. Instead of a winner-takes-all race to confirm the blockchain data, the hashgraphs are all used to create a more complete picture of the network’s transactional data. The resulting structure is called a Directed Acyclic Graph (“DAG”). One of the primary advantages of DAGs over blockchains is that they can reduce the data size per transaction, thereby lowering costs, increasing speed, and ultimately achieving higher levels of scalability.

A cryptographic protocol is a set of rules that use cryptographic algorithms to achieve specific security objectives in communication and data exchange. These protocols ensure confidentiality, integrity, and authentication in various digital interactions.

A “digital asset” refers to an asset issued and transferred using the blockchain or similar DLT network, including, but not limited to, so-called “virtual currencies”, “coins” and “tokens”. We use the term “crypto asset” interchangeably with “digital asset”, and view the term “crypto asset” as including so-called “virtual currencies,” “coins,” and “tokens.”

The terms “virtual currency,” “coin,” and “token” in the blockchain are not defined terms, and industry participants have used these terms in a number of different contexts. For example, certain industry participants may define a “virtual currency” to refer to a crypto asset that can be used as a medium of exchange for transferring value electronically and as a store of value. For example, certain industry participants may refer to the Crypto Asset bitcoin as a “virtual currency.” Certain industry participants may define a “coin” to mean the native crypto asset of a blockchain protocol, as for example SOL is the native crypto asset of the Solana blockchain. Certain industry participants may define a “token” to mean crypto assets that are built and deployed on top of the base layer of blockchains associated with crypto coins — for example, the Render token (RNDR) is a token built on the Solana blockchain. Industry participants may choose to define these terms in different ways.

Crypto Assets are an emerging asset class with a limited history. There are thousands of Crypto Assets, the most well-known of which is bitcoin.

Many Crypto Assets generally operate without central authority (such as a bank) and is not backed by any government, corporation, or other entity. Crypto Assets are not generally accepted as legal tender. Regulation of Crypto Assets is still developing. Federal, state and/or foreign governments may restrict the development, use, or exchange of Crypto Assets. As Crypto Assets have grown in both popularity and market size, the U.S. Congress and a number of U.S. federal and state agencies have been examining the operations of Crypto Asset networks, Crypto Asset users and the Crypto Asset trading market. Many of these state and federal agencies have brought enforcement actions and issued advisories and rules relating to Crypto Asset markets. Ongoing and future regulatory actions with respect to Crypto Assets generally or any single Crypto Asset in particular may alter, perhaps to a materially adverse extent, the nature of an investment in the Crypto Asset and/or the ability of the Fund to continue to operate.

For example, the market for bitcoin depends on, among other things: the supply and demand for bitcoin (and their respective futures); the adoption of bitcoin for commercial uses; the anticipated increase of investments in bitcoin-related investment products by retail and institutional investors; speculative interest in Crypto Assets, Crypto Asset futures, and Crypto Asset-related investment products; regulatory or other restrictions on investors’ ability to invest in Crypto Asset futures; and the potential ability to hedge against the price of a Crypto Asset with their respective futures (and vice versa). The market price of Crypto Assets have been subject to extreme fluctuations. The price of Crypto Assets could fall sharply (potentially to zero) for various reasons, including, but not limited to, regulatory changes, issues impacting Crypto Asset networks, events involving entities that facilitate transactions in bitcoin, or changes in user preferences in favor of alternative Crypto Assets. Furthermore, events that impact one Crypto Asset may lead to a decline in the value of other Crypto Assets.

Crypto Asset exchanges and other trading venues on which Crypto Assets trade are relatively new and, in most cases, largely unregulated. Therefore, Crypto Assets exchanges may be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. However, the Crypto Asset trading platforms on which Crypto Assets are traded, and which may serve as a pricing source that is used for the purposes of valuing the Fund’s investments, are or may become subject to enforcement actions by regulatory authorities, and such enforcement actions may have a material adverse impact on the Fund, its investments, and its ability to implement its investment strategies. Crypto Asset exchanges may not have the same features as traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden price swings such as “flash crashes.” As a result, the prices of Crypto Assets on exchanges may be subject to more volatility than traditional assets traded on regulated exchanges. Crypto Asset exchanges are also subject to cyber security risks. Crypto Asset exchanges have experienced cyber security breaches in the past and may be breached in the future, which could result in the theft and/or loss of one or more Crypto Assets, and impact the value of one or more Crypto Assets. Furthermore, cyber security events, legal or regulatory actions, fraud, and technical glitches, may cause a Crypto Asset exchange to shut down temporarily or permanently or otherwise be disrupted, which may also adversely affect the value of one or more Crypto Assets.

The Fund’s investments in Bitcoin ETPs expose the Fund to all of the risks related to Crypto Assets described above and also expose the Fund to risks related to Crypto Asset investment vehicles directly. Shares of Crypto Asset investment vehicles may trade at a significant premium or discount to NAV. To the extent the Crypto Asset investment vehicles trade at a discount to NAV, the value of the Fund’s investment in the Crypto Asset investment vehicles would typically decrease. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), Crypto Assets are susceptible to theft, loss and destruction. If a Crypto Asset investment vehicle experiences theft, loss, or destruction of its Crypto Asset holdings, the Fund’s investments in the Crypto Asset investment vehicles could be harmed. Furthermore, because there is no guarantee that an active trading market for a Crypto Asset investment vehicle will exist at any time, the Fund’s investments in such vehicles may also be subject to liquidity risk, which can impair the value of the Fund’s investments in the Crypto Asset investment vehicles. Investors may experience losses if the value of the Fund’s investments in Crypto Asset investment vehicles declines.

In 2022 and early 2023, several large participants in the Crypto Asset industry, including exchanges, lenders and investment firms, declared bankruptcy, which has resulted in a loss of confidence in participants of the Crypto Asset ecosystem and negative publicity surrounding Crypto Assets more broadly. These events have also contributed to financial distress among Crypto Asset market participants and widespread disruption in those markets. The collateral impacts of these types of failures, or of fraud or other adverse developments in the Crypto Asset markets, is difficult to predict. Furthermore, negative perception and/or a lack of stability and standardized regulation in the Crypto Asset economy may reduce confidence in the Crypto Asset economy and may result in greater volatility in the prices of Crypto Assets, including a depreciation in value. In addition, events that impact one Crypto Asset may lead to volatility or a decline in the value of another Crypto Asset.

Mining operations for certain Crypto Assets, such as bitcoin, may consume significant amounts of electricity, which may have a negative environmental impact and give rise to public opinion against allowing, or government regulations restricting, the use of electricity for mining operations. Additionally, miners may be forced to cease operations during an electricity shortage or power outage. Given the energy-intensiveness and electricity costs of mining, miners are restricted in where they can locate mining operations. Any shortage of electricity supply or increase in related costs (or if miners otherwise cease expanding processing power) will negatively impact the viability and expected economic return from mining, which will affect the availability of the relevant Crypto Asset in the marketplace. Today, many Crypto Asset mining operations rely on fossil fuels to power their operations. Public perception of the impact of Crypto Asset mining on climate change may reduce the demand for Crypto Asset and increase the likelihood of government regulation. Such events could have a negative impact on the price of one or more Crypto Assets and the Fund’s performance. In addition, sales of newly mined Crypto Assets (and sales of Crypto Assets by large holders) may impact the price of Crypto Assets.

The “Bitcoin network” is a decentralized, open-source protocol of a peer-to-peer network. It is widely understood that no single entity owns or operates the Bitcoin network. A “bitcoin” is the unit of account on the Bitcoin network ledger. Bitcoin is not issued by any government, bank or similar organization. The value of bitcoin is determined by the supply and demand for bitcoin in the global markets for trading bitcoin, which may depend on market expectations for the adoption of bitcoin as a store of value, acceptance of bitcoin as a form of payment and the volume of end-user-to-end-user transactions.

Bitcoin ETPs

The value of a Bitcoin ETP will fluctuate over time based on fluctuations in the values of the assets held by the Bitcoin ETP, which may be affected by changes in general economic conditions, expectations for future growth and profits, interest rates and the supply and demand for those securities. In addition, Bitcoin ETPs are subject to absence of an active market risk, premium/discount risk, tracking error risk and trading issues risk. Brokerage, tax and other expenses may negatively impact the performance of the assets of the Bitcoin ETP, the Bitcoin ETPs and, in turn, the value of the Fund’s shares. It is possible that the performance of each Bitcoin ETP will not be positively correlated to the performance of the assets it holds. A Bitcoin ETP that tracks an index may not exactly track the performance of the index due to cash drag, differences between the portfolio of the Bitcoin ETP and the components of the index, expenses and other factors.

Investments in Affiliated Bitcoin ETPs

In managing the Fund, the Adviser and/or the Sub-Adviser will have the authority to select and substitute Bitcoin ETPs. The Adviser is subject to conflicts of interest in allocating Fund assets among the various Bitcoin ETPs both because the fees payable to it and/or its affiliates by some Bitcoin ETPs are higher than the fees payable by other Bitcoin ETPs and because the Adviser and its affiliates are also responsible for managing the Bitcoin ETPs. The Adviser and/or its affiliates are compensated by the Fund and by Bitcoin ETPs for advisory, transfer agency and/or principal underwriting services provided. The portfolio managers may also be subject to conflicts of interest in allocating Fund assets among the various Bitcoin ETPs because the Fund’s portfolio management team may also manage some of the Bitcoin ETPs. The Trustees and officers of the Trust may also have conflicting interests in fulfilling their fiduciary duties to both the Fund and the Bitcoin ETPs for which the Adviser or its affiliates now or in the future serve as investment adviser or principal underwriter. Other funds with similar investment strategies may perform better or worse than the Bitcoin ETPs. In addition, the Adviser’s authority to allocate investments among affiliated and unaffiliated investment companies creates conflicts of interest. For example, investing in affiliated investment companies could cause the Fund to incur higher fees and may cause the Adviser and/or its affiliates to receive greater compensation, increase assets under management or support particular investment strategies or affiliated investment companies. The Adviser and the Fund may have conflicts of interest arising from the fact their affiliates may hold or be investors in the Crypto Assets or other assets held by Bitcoin ETPs in which one or more of the Bitcoin ETPs are invested, so that an investment in the Bitcoin ETPs may also have an impact upon one or more Crypto Assets or vice versa. In selecting Bitcoin ETPs, the Adviser generally expects to select affiliated investment companies without considering or canvassing the universe of unaffiliated investment companies available even though there may (or may not) be one or more unaffiliated investment companies that may be a more appropriate addition to the Fund that investors may regard as a more attractive investment for the Fund, or that may have higher returns. To the extent that an investment in an affiliated investment company is not available, including as the result of capacity constraints, only then will the Adviser consider unaffiliated investment companies.

Expenses Risk

You may invest in Bitcoin ETPs directly. By investing in Bitcoin ETPs indirectly through the Fund, you will incur not only a proportionate share of the expenses of the bitcoin ETPs held by the Fund (including operating costs and investment management fees), but also expenses of the Fund.

Concentration Risk: Bitcoin ETPs

Bitcoin ETP holdings may not be adequately diversified. Accordingly, a Bitcoin ETP’s net asset value may be more volatile than another investment vehicle with a more broadly diversified portfolio and may fluctuate substantially over short or long periods of time. Fluctuations in the price of bitcoin is expected to have a direct impact on the value of the shares of the Bitcoin ETPs that hold them. Bitcoin ETPs are typically passive investment vehicles that do not seek to generate returns beyond tracking the price of bitcoin. The sponsors of the Bitcoin ETPs typically do not actively manage the Bitcoin ETP’s exposure to bitcoin. This means the sponsors do not speculatively sell bitcoin at times when its price is high or speculatively acquire bitcoin at low prices in the expectation of future price increases. It also means a Bitcoin ETP typically will not utilize leverage, derivatives or any similar arrangements in seeking to meet its investment objective. Any losses sustained by a Bitcoin ETP will adversely affect the value of its shares.

Tax Risk: Bitcoin ETPs

The Fund may invest in certain Bitcoin ETPs that are treated as “qualified publicly traded partnerships” (“QPTP”) for U.S. federal income tax purposes. In order to comply with certain asset diversification tests imposed by the Code, the Fund may invest no more than 25% of the value of its total assets in the securities of one or more QPTP. Although income derived from a QPTP generally is expected to be treated as qualifying income, unanticipated loss of QPTP status of such a Bitcoin ETP could adversely affect the Fund’s ability to satisfy the qualifying income test for qualification as a regulated investment companies (“RIC”). Failure to satisfy either asset diversification tests or the qualifying income test could jeopardize the Fund’s status as a RIC. Loss of RIC status could have a material adverse effect on the Fund. The Fund may be allocated distributable income or gains from a QPTP without a corresponding receipt of cash. In such event, the Fund may be required to make distributions from the cash assets of the Fund or by liquidation of portfolio securities (including when it is not advantageous to do so), and shareholders may receive a larger amount of taxable distributions than they otherwise would.

Tax Risk: Crypto Assets

Many significant aspects of the U.S. federal income tax treatment of investments in Crypto Assets including bitcoin are uncertain and an investment in Crypto Assets may produce income that is not treated as qualifying income for purposes of the income test applicable to RICs. Under current Internal Revenue Service (“IRS”) guidance, Crypto Assets are treated as property, not as currency, for U.S. federal income tax purposes and transactions involving payment in Crypto Assets in return for goods and services are treated as barter exchanges. Such exchanges result in capital gain or loss measured by the difference between the price at which Crypto Assets are exchanged and the taxpayer’s basis in the Crypto Assets. Additionally, the IRS has taken the position that mining rewards are taxable generally upon receipt. However, because Crypto Assets are a new technological innovation, because IRS guidance has taken the form of administrative pronouncements that may be modified without prior notice and comment, and because there is as yet little case law on the subject, the U.S. federal income tax treatment of an investment in Crypto Assets or in transactions relating to investments in Crypto Assets may change from that described in this prospectus, possibly with retroactive effect. Any such change in the U.S. federal income tax treatment of Crypto Assets may have a negative effect on prices of Crypto Assets and may adversely affect the value of the Shares. In this regard, the IRS has indicated that it has made it a priority to issue additional guidance related to the taxation of virtual currency transactions, such as transactions involving Crypto Assets. In addition, the IRS and U.S. Department of Treasury have promulgated final Treasury regulations regarding the tax information reporting rules for digital currency transactions. While the IRS has started to issue such additional guidance, whether any future guidance will adversely affect the U.S. federal income tax treatment of an investment in Crypto Assets or in transactions relating to investments in Crypto Assets is unknown. Moreover, future developments that may arise with respect to digital assets may increase the uncertainty with respect to the treatment of digital assets for U.S. federal income tax purposes. Recent tax legislation amends U.S. federal reporting requirements with respect to digital assets.

Because Crypto Assets are a new technological innovation, the tax treatment of Crypto Assets for state and local tax purposes, including without limitation state and local income and sales and use taxes, is not settled. It is uncertain what guidance, if any, on the treatment of Crypto Assets for state and local tax purposes may be issued in the future. A state or local government authority’s treatment of Crypto Assets may have negative consequences, including the imposition of a greater tax burden on investors in Crypto Assets or the imposition of a greater cost on the acquisition and disposition of Crypto Assets generally. Moreover, it cannot be ruled out that the tax treatment by tax authorities and courts could be interpreted differently or could be subject to changes in the future. Any such treatment may have a negative effect on prices of Crypto Assets and may adversely affect the value of the Shares.

Blockchain Investments Risk

The value of a Bitcoin ETP is subject to a number of factors, including those relating to the fundamental investment characteristics of Crypto Assets. An investment in a Bitcoin ETP holding Crypto Assets may be subject to the following risks:

•	The technology is new and many of its uses may be untested. The mechanics of using distributed ledger technology to transact in other types of assets, such as securities or derivatives, is relatively new and untested. There is no assurance that widespread adoption will occur. A lack of expansion in the usage of blockchain technology could adversely affect an investment in the Fund. A breach to one blockchain could cause investors, and the public generally, to lose trust in blockchain technology and increase reluctance to issue and invest in assets recorded on blockchains. Furthermore, blockchain technology is subject to a rapidly-evolving regulatory landscape in the United States and in other countries, which might include security, privacy or other regulatory concerns that could require changes to blockchain networks.

•	Theft, loss or destruction. Transacting on a blockchain depends in part specifically on the use of cryptographic keys that are required to access a user’s account (or “wallet”). The theft, loss or destruction of these keys impairs the value of ownership claims users have over the relevant assets being represented by the ledger (whether “smart contracts,” securities, currency or other Crypto Assets). The theft, loss or destruction of private or public keys needed to transact on a blockchain could also adversely affect a company’s business or operations if it were dependent on the ledger.

•	Competing platforms and technologies. The development and acceptance of competing platforms or technologies may cause consumers or investors to use an alternative to blockchains.

•	Cyber security incidents. Cyber security incidents may compromise an issuer, its operations or its business. Cyber security incidents may also specifically target a user’s transaction history, Crypto Assets, or identity, thereby leading to privacy concerns. In addition, certain features of blockchain technology, such as decentralization, open-source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

•	Developmental risk. Blockchain technology may never develop optimized transactional processes that lead to realized economic returns for any company in which the Fund invests. Companies that are developing applications of blockchain technology applications may not in fact do so or may not be able to capitalize on those blockchain technologies. The development of new or competing platforms may cause consumers and investors to use alternatives to blockchains.

•	Crypto Asset markets. The value of Bitcoin ETPs may relate to the value of one or more Crypto Assets, the value of which may be highly volatile and subject to fluctuations due to a number of factors. Extreme volatility, including declines in the trading prices of one or more Crypto Assets or other Fund Components, could have a material adverse effect on the value of the Bitcoin ETPs.

•	Intellectual property claims. A proliferation of recent startups attempting to apply blockchain technology in different contexts means the possibility of conflicting intellectual property claims could be a risk to an issuer, its operations or its business. This could also pose a risk to blockchain platforms that permit transactions in one or more Crypto Assets. Regardless of the merit of any intellectual property or other legal action, any threatened action that reduces confidence in the viability of blockchain may adversely affect an investment in the Fund.

•	Lack of liquid markets, and possible manipulation of blockchain-based assets. Crypto Assets that are represented and trade on a blockchain may not necessarily benefit from viable trading markets. Stock exchanges have listing requirements and vet issuers, and perhaps users. These conditions may not necessarily be replicated on a blockchain, depending on the platform’s controls and other policies. The more lenient a blockchain is about vetting issuers of Crypto Assets or users that transact on the platform, the higher the potential risk for fraud or the manipulation of Crypto Assets. These factors may decrease liquidity or volume, or increase volatility of Crypto Assets trading on a blockchain.

•	Lack of regulation. Crypto Assets and their associated trading platforms are largely unregulated, and the regulatory environment is rapidly evolving. Because blockchain works by having every transaction build on every other transaction, participants can self-police any corruption, which can mitigate the need to depend on the current level of legal or government safeguards to monitor and control the flow of business transactions. As a result, companies engaged in such blockchain activities may be exposed to adverse regulatory action, fraudulent activity or even failure.

•	Third party product defects or vulnerabilities. Where blockchain systems are built using third party products, those products may contain technical defects or vulnerabilities beyond a company’s control. Open-source technologies that are used to build a blockchain application may also introduce defects and vulnerabilities.

•	Reliance on the Internet. Blockchain functionality relies on the Internet. A significant disruption of Internet connectivity affecting large numbers of users or geographic areas could impede the functionality of blockchain technologies and adversely affect the Fund. In addition, certain features of blockchain technology, such as decentralization, open-source protocol, and reliance on peer-to-peer connectivity, may increase the risk of fraud or cyber-attack by potentially reducing the likelihood of a coordinated response.

•	Line of business risk. Some of the companies in which the Fund may invest are engaged in other lines of business unrelated to blockchain and these lines of business could adversely affect their operating results. The operating results of these companies may fluctuate as a result of these additional risks and events in the other lines of business. In addition, a company’s ability to engage in new activities may expose it to business risks with which it has less experience than it has with the business risks associated with its traditional businesses. Despite a company’s possible success in activities linked to its use of blockchain, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company’s business or financial condition.

•	“Fork” risk. A temporary or permanent change to the underlying code of certain Crypto Assets, which may result in the creation of new, separate digital assets, commonly called a “fork,” to a blockchain on which one or more of the Crypto Assets is based could adversely affect an investment in the Fund.

Borrowing

The Fund may borrow money from a bank to the extent permitted by the 1940 Act. Specifically, provisions of the 1940 Act require the Fund to maintain asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed immediately after any such borrowing. If the asset coverage should at any time decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Rule 18f-4 under the 1940 Act regulates the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies. The Fund’s trading of derivatives and other transactions that create future payment or delivery obligations is subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless the Fund satisfies a “limited derivatives users” exception that is included in the final rule. Under the rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, they need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit the Fund’s securities lending activities. In addition, under the rule, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.

Cyber Security

The Fund, its service providers, the Exchanges and APs are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks against and/or security breakdowns of the Fund, its service providers, the Exchanges or APs may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There can be no assurance that the Fund, its service providers, the Exchanges or APs will not suffer losses relating to cyber attacks and/or other information security breaches in the future.

Futures Contracts and Options on Futures Contracts

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified instrument, index or commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

An option is a contract that provides the holder the right to buy or sell shares at a fixed price, within a specified period of time. A call option gives the option holder the right to purchase the underlying instrument from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying instrument to the option writer at the option exercise price at any time prior to the expiration of the option.

Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms may call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded (but these amounts can be much higher depending on the requirements for the particular contract).

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes in a manner that is adverse to the Fund’s position, payment of “variation” margin will be required. Conversely, a change in the contract value may change in a manner that is favorable to the Fund’s position, resulting in a payment of variation margin to the Fund. Variation margin payments are made to and from the futures broker for as long as the contract remains open.

Positions in futures contracts and options may be closed out only on an exchange that provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. Because futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the future and the movement in the specified instrument, index or commodity. In the event of adverse price movements, the Fund would continue to be required to make daily cash variation margin payments. In such situations, if the Fund has insufficient cash, it may have to sell portfolio assets to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.

There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option. The purchase of put or call options could be based upon predictions as to anticipated trends, which could prove to be incorrect and a part or all of the premium paid therefore could be lost.

There is also risk of loss by the Fund stemming from extended trading hours. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that would not be reflected concurrently in the options markets.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund may be required to make additional margin payments.

Bitcoin Futures Risk

The Fund, or certain of Bitcoin ETPs in which the Fund or the Subsidiary may invest, may invest may use futures contracts and options thereon to gain investment exposure to spot bitcoin, including bitcoin futures contracts that are cash settled in U.S. dollars and are traded on, or subject to the rules of, commodity exchanges registered with the CFTC, such as the Chicago Mercantile Exchange (the “CME”) (“Bitcoin Futures”). Bitcoin Futures expose the Fund to the following risks:

•	Bitcoin and Bitcoin Futures are relatively new assets and bitcoin and the bitcoin network are subject to rapid changes, uncertainty and regulation that may adversely affect the value of the Bitcoin Futures or the nature of an investment in the funds, and may adversely affect the ability of the funds to buy and sell Bitcoin Futures or achieve its investment objective.

•	Historically, bitcoin and Bitcoin Futures have been subject to significant price volatility. The price of Bitcoin Futures may differ significantly from the spot price of bitcoin and changes in the price of Bitcoin Futures may happen rapidly and without notice.

•	The market for Bitcoin Futures is less developed than older, more established futures markets (such as corn or wheat futures) and may be more volatile and less liquid than other futures markets. Although this market has grown since Bitcoin Futures were initially developed, there is no guarantee that the market will continue to develop in ways that support the continued growth and operation of the funds.

•	An exchange or market may close early, close late or issue trading halts on Bitcoin Futures contracts. As a result, the ability to trade Bitcoin Futures contracts may be restricted, which may disrupt the Fund’s creation and redemption process, potentially affect the price at which the Fund’s shares trade in the secondary market, result in the fund being unable to trade Bitcoin Futures contracts at all, and/or cause significant deviations in the performance of Bitcoin Futures contracts from spot bitcoin. In these circumstances, the fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

•	Increased demand for Bitcoin Futures may cause Bitcoin Futures to become more expensive to acquire and may cause the value of Bitcoin Futures to diverge more significantly from the value of the reference rate. Bitcoin Futures are valued based on the Bitcoin Reference Rate (“BRR”), which is a rate determined by the CME and designed to provide an indicative price for spot bitcoin across a specific set of cash bitcoin trading venues. If demand for bitcoin rises, this could affect the reference rate and the value of Bitcoin Futures.

•	In some cases, the near month Bitcoin Futures contract’s price can be lower than later expiring contracts’ prices (“contango”). If Bitcoin Futures suffer a prolonged period of contango, and absent the impact of rising or falling bitcoin prices, the Fund’s NAV and total return could be adversely affected, and you could suffer a partial or total loss of your investment in the fund.

•	Bitcoin Futures are subject to position limits, accountability limits and dynamic price fluctuation limits that may limit the Fund’s ability to invest the proceeds of creation baskets in Bitcoin Futures and may cause the fund to fail to maintain its target bitcoin exposure or may impair the fund’s ability to meet its investment objective. Bitcoin Futures also are subject to relatively high initial margin requirements that may limit the Fund’s ability to achieve its desired investment exposure and may require the fund to liquidate a position in Bitcoin Futures when it otherwise would not do so.

•	When a Bitcoin Futures contract is nearing expiration, the Fund will generally sell it and use the proceeds of the sale to buy a Bitcoin Futures contract with a later expiration date. This is called “rolling.” The costs associated with rolling Bitcoin Futures typically are substantially higher than the costs associated with rolling futures contracts for other types of reference assets. Costs associated with rolling Bitcoin Futures contracts may have a significant adverse impact on the fund’s investment performance.

•	There may be imperfect correlation between changes in the market value of a Bitcoin Futures contract and the value of its underlying reference asset, the BRR, and this may be exaggerated in times of market stress or volatility. Bitcoin Futures require the fund to post margin or collateral in a manner that satisfies contractual undertakings. In order to satisfy margin requirements, the fund may need to sell assets from its portfolio or exit positions at a time when it may be disadvantageous to do so. All of this could, in turn, affect the Fund’s ability to fully execute its investment strategies and/or achieve its investment objective

Future Developments

The Fund may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, warrants, swaps and any other investments that are not presently contemplated for use or that are not currently available, but which may be developed, to the extent such investments are considered suitable for the Fund by the Adviser or Sub-Adviser.

Foreign Bitcoin ETPs

Certain of the Bitcoin ETPs in which the Fund or the Subsidiary may invest may be issued by foreign issuers. When the Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less liquid, developed or efficient trading markets, greater volatility and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of sanctions, exchange controls (including repatriation restrictions), foreign taxes, confiscation of assets and property, trade restrictions (including tariffs), expropriations and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.

The Fund may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding sanctions, repatriation restrictions, confiscation of assets and property, expropriation or nationalization. The Fund’s investments in foreign securities may also be subject to foreign currency risk, the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund may have exposure to foreign currencies) to decline in value. Foreign risks will normally be greatest when the Fund invests in securities of issuers located in emerging countries. In addition, foreign market trading hours, clearance and settlement procedures, and holiday schedules may limit the Fund’s ability to buy and sell securities.

Investments in the Wholly-Owned Subsidiary

Investments in the ARK [   ] Fund, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”) are expected to provide the Fund with exposure to one or more Bitcoin products within the limitations of Subchapter M of the Internal Revenue Code and IRS revenue rulings, as discussed below under “Federal Income Tax Treatment of Investments in the Subsidiary” and “Taxes.” The Subsidiary is an exempted company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

The Subsidiary may invest in spot bitcoin or Bitcoin ETPs. The investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund, which are discussed elsewhere in the applicable Prospectus and this Statement of Additional Information.

While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Fund’s Prospectus and this Statement of Additional Information and could negatively affect the Fund and its shareholders.

The Fund’s investments in the Subsidiary will generally not exceed 25% of the value of the Fund’s total assets at each quarter-end of the Fund’s fiscal year. Exceeding this amount may have tax consequences, as discussed below under “Federal Income Tax Treatment of Investments in the Subsidiary” and “Taxes”.

Changes in the laws of the United States (where the Fund is organized) and/or the Cayman Islands (where the Subsidiary is incorporated) could prevent the Fund and/or the Subsidiary from operating as described in the Fund’s Prospectus and this Statement of Additional Information and could negatively affect the Fund and its shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiary, including income and capital gains tax, among others. If Cayman Islands laws were changed to require the Subsidiary to pay Cayman Islands taxes, the investment returns of the Fund would likely decrease.

Federal Income Tax Treatment of Investments in the Subsidiary

The Fund must derive at least 90% of its gross income from certain qualifying sources of income in order to qualify as a RIC under the Internal Revenue Code. The Fund’s use of Crypto Assets can be limited by the Fund’s intention to qualify as a RIC and can bear on the Fund’s ability to so qualify. Income and gains from Crypto Assets may not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. It is possible that Crypto Assets are treated as a “commodity” for U.S. federal income tax purposes. The IRS issued a revenue ruling in December 2005 which concluded that income and gains from certain commodity-linked derivatives is not qualifying income under Subchapter M of the Internal Revenue Code. As a result, the Fund’s ability to invest directly in commodity-linked futures contracts or swaps or in certain exchange traded trusts that hold commodities as part of its investment strategy is limited by the requirement that it receive no more than ten percent (10%) of its gross income from such investments. As discussed above, the Fund expects to gain exposure to one or more Bitcoin Products by investing up to 25% of the value of the Fund’s total assets in the Subsidiary. For federal income tax purposes, the Subsidiary will be treated as a controlled foreign corporation (“CFC). In the past, the IRS issued private letter rulings to other taxpayers in which the IRS specifically concluded that that income derived from a RIC’s investment in a CFC also will constitute qualifying income to the RIC, even if the CFC itself owns commodity-linked futures contracts or swaps. A private letter ruling cannot be used or cited as precedent and is binding on the IRS only for the taxpayer that receives it. The Fund has not obtained a ruling from the IRS with respect to its investments in the Subsidiary or the Subsidiary’s structures. The IRS is no longer issuing private letter rulings relating to the tax treatment of income generated by investments in a subsidiary. The IRS has issued regulations that generally treat a RIC’s income inclusion with respect to an investment in a non-U.S. company generating investment income as qualifying income if there is a current-year distribution out of the earnings and profits of the non-U.S. company that are attributable to such income inclusion or if the income inclusion is derived with respect to the fund’s business of investing in stocks and securities. The Fund intends to treat its income from the Subsidiary as qualifying income without any such private letter ruling from the IRS. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or if the IRS did so that a court would not sustain the IRS’s position. Furthermore, the tax treatment of the Fund’s investments in the Subsidiary may be adversely affected by future legislation, court decisions, future IRS guidance or Treasury regulations. If the IRS were to change its position or otherwise determine that income derived from the Fund’s investment in the Subsidiary does not constitute qualifying income and if such positions were upheld, or if future legislation, court decisions, future IRS guidance or Treasury regulations were to adversely affect the tax treatment of such investments, the Fund might cease to qualify as a RIC and would be required to reduce its exposure to such investments which could result in difficulty in implementing its investment strategy. If the Fund did not qualify as a RIC for any taxable year, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Market Events

The market values of the Fund’s assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, war, terrorism, natural disasters, public health emergencies, supply chain disruptions, sanctions and other circumstances involving one country or region could have profound impacts on global economies or markets. As a result, the value and liquidity of the Fund’s investments may be negatively affected.

In addition, governments have recently imposed, and may in the future impose, economic sanctions or other similar measures against certain countries, entities or individuals. The Fund’s investments may be subject to these measures, which could prevent or prohibit the Fund from making certain investments or transacting with certain counterparties. These measures could also result in countermeasures or retaliatory actions, which may adversely impact the Fund’s investments, including those that are not economically tied to sanctioned countries, entities or individuals. The imposition of sanctions and retaliatory measures could, among other things, disrupt markets in which the Fund invests, devalue currencies, and increase market volatility throughout the world. Economic sanctions or other similar measures could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain investments, negatively impact the value or liquidity of the Fund’s investments, significantly delay or prevent the settlement of the Fund’s transactions, force the Fund to sell or otherwise dispose of investments at inopportune times or prices, increase the Fund’s transaction costs, make the Fund’s investments more difficult to value, or impair the Fund’s ability to meet its investment objective or invest in accordance with its investment strategies. These conditions may be in place for a substantial period of time and enacted with limited advance notice.

U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which it invests. For example, if a bank in which the Fund or issuer has an account fails, any cash or other assets in bank accounts may be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer fails, the issuer could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms. Even if banks used by issuers in which the Fund invests remain solvent, continued volatility in the banking sector could cause or intensify an economic recession, increase the costs of banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which it invests.

Options

The Fund or the Subsidiary will purchase and sell (write) call and put options on Bitcoin Products.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security index, or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving such Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on an instrument might be intended to protect it against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

The Fund may purchase and sell (write) call and purchase put exchange listed options and over-the-counter (“OTC”) options. Exchange listed options on securities are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying instrument, although in the future cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

OTC options are purchased from or sold to sellers or purchasers (“Option Counterparties”) through direct bilateral agreement with such Option Counterparties. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund generally is expected to enter into OTC options that have cash settlement provisions, although it is not required to do so. The staff of the SEC currently takes the position that OTC options purchased by the Fund are illiquid and are subject to the Fund’s limitation on investing no more than 15% of its net assets in illiquid securities.

The Fund may also purchase and sell (write) call and put options on indexes. Options on indexes are similar to options on any other instrument except that they settle only by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based.

The Fund may sell (write) covered options. A written option will be considered “covered” to the extent it has entered into an offsetting transaction or otherwise has segregated or earmarked cash or liquid assets equal to its uncovered obligations under the written option. For example, a call option written by the Fund could be covered by purchasing an offsetting call option, by purchasing or holding the underlying reference security or asset. The Fund writing a call option on an index would be considered covered to the extent the Fund holds an offsetting position or assets substantially correlating with the movement of the underlying reference index.

The Fund may sell (write) uncovered options. Uncovered call writing can involve substantially greater exposure to risk than covered call writing, and the potential loss of uncovered call writing is unlimited. The Fund’s maximum potential gain via a written uncovered call or any put will generally be the premium received from writing the option. The Fund’s maximum potential loss on a written covered call is the purchase price paid for the underlying asset minus the premium received for writing the option. The Fund’s maximum potential loss on an uncovered call is theoretically limitless as the value of the underlying asset rises. The Fund’s maximum potential loss on a written put is the entire strike price minus the premium received for writing the option as the value of the underlying asset could fall to zero.

If an option written by the Fund expires, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires, the Fund realizes a capital loss equal to the premium paid.

The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, such Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying instrument in relation to the exercise price of the option, the volatility of the underlying security, asset or index, and the time remaining until the expiration date.

A put or call option purchased by the Fund is an asset of the Fund, valued initially at the premium paid for the option. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

Risks Associated with Options

There are several risks associated with transactions in options. For example, there are significant differences between the spot bitcoin and the bitcoin options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve the Fund’s objective. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The Fund’s ability to utilize options successfully will depend on the ability of the Adviser or the Sub-Adviser to predict pertinent market investments, which cannot be assured. The Fund’s ability to close out its position as a purchaser or seller (writer) of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying asset including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. If the Fund were unable to close out an option that it has purchased on an asset, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If the Fund were unable to close out a covered call option that it had written on an asset, it would not be able to sell the underlying asset until the option expired. As the writer of a covered call option on an asset, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the asset covering the call option above the sum of the premium and the exercise price of the call. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold the security or instrument that it might otherwise have sold. In addition, a loss on a call option sold may be greater than the premium received.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Option Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser or Sub-Adviser, as applicable, must assess the creditworthiness of each such Option Counterparty or any guarantor or credit enhancement of the Option Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. If the Fund purchases an OTC option from a counterparty that is not registered with and regulated by any financial regulator, these risks will be particularly pronounced. Such a counterparty is not subject to the same degree of regulation as a U.S. regulated financial institution, such as a bank, registered broker-dealer or registered swap dealer. They may be subject to different, often less comprehensive, compliance, risk management, reporting, disclosure and capital requirements than registered financial institutions, and may be subject to no such requirements. For example, counterparties that are registered with a financial regulator typically are subject to examination and enforcement authority of a regulator, and to fitness and financial requirements and requirements to segregate customer funds from their own funds, to account separately for customer funds and positions, to implement and maintain compliance policies and procedures, and to make books and records available for inspection by the SEC, the CFTC, self-regulatory organizations or banking regulators. Financial difficulty, fraud or misrepresentation at any of these institutions could lead to significant losses as well as materially impair the operational capabilities or financial position of the Fund.

The Fund is not subject to any limit on its exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a minimum credit rating. The Fund may invest in OTC options through a limited number of counterparties and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Arrangements to trade OTC options may be available with only one or a few counterparties, and liquidity problems therefore might be greater than when numerous counterparties are available to enter into such arrangements. The Fund is not restricted from dealing with any particular counterparty or from concentrating any or all transactions with one counterparty. The ability of the Fund to transact business with any one of a number of counterparties, the lack of any meaningful and independent evaluation of such counterparties’ financial capabilities and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Each of the options exchanges has established limitations governing the maximum number of call or put options on the same asset that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the Adviser or Sub-Adviser may be combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions.

Basis risk exists when the price of a derivative position diverges from the price of the underlying instruments, and/or there is a mismatch between an asset and the derivative’s reference asset, which may result in excess losses to the Fund. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Risks Associated with Options Referencing Bitcoin ETPs

The value of the Fund’s options on a Bitcoin ETP will fluctuate with changes in the value of the Bitcoin ETP. In addition to the value of the Bitcoin ETP, the value of the option contract, in general, will reflect, among other things, the time remaining until its expiration date, the relationship of the exercise price to the market price of the Bitcoin ETP (which itself may deviate from its NAV per share), and general market conditions.

These position limits may restrict the number of listed options that the Fund may buy or sell. The calls on a Bitcoin ETP entitle the purchaser of the option the right to purchase (for a call option) shares of the underlying Bitcoin ETP at a predetermined price (the “strike price”). When the Fund writes a call option on the Bitcoin ETP, it receives a premium and agrees that the purchaser of the call, upon exercise of the call, will receive from the Fund the delivery of an amount of cash or a specific number of Fund Shares of the Bitcoin ETP in exchange for the strike price. When the Fund buys a call option on the Bitcoin ETP, it pays a premium and has the same rights to such call as indicated above. Cash settled option contracts give the holder the right to receive an amount (or owe an amount) of cash upon the exercise of the option contract. Gain or loss depends on changes in the value of the Bitcoin ETP’s price return relative to the strike price for a given option contract. The amount of cash is equal to the difference between the closing price of the Bitcoin ETP and the exercise price of the option contract multiplied by a specified multiple (“multiplier”), which determines the total value for each point of such difference.

If the Fund has purchased an option and exercises it before the closing value for that day is available, it runs the risk that the price return of the Bitcoin ETP may subsequently change. If such a change causes the exercised option to fall out of the money, the Fund will be required to pay the difference between the closing value of the Bitcoin ETP and the exercise price of the option (times the applicable multiplier) to the assigned writer.

Risks associated with FLEX Options

FLexible EXchange® Options (“FLEX Options”) are customized option contracts available through national securities exchanges that are guaranteed for settlement by the Options Clearing Corporation (“OCC”). FLEX Options are listed on a U.S. national securities exchange. FLEX Options provide investors with the ability to customize assets referenced by the options, exercise prices, exercise styles (i.e., American-style, exercisable any time prior as well as on to the expiration date, or European-style, exercisable only on the option expiration date) and expiration dates, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of OTC options positions. Each option contract entitles the holder thereof to purchase (for the call options) or sell (for the put options) Fund Shares of the reference asset at the strike price.

The OCC guarantees performance by each of the counterparties to the FLEX Options and listed options, becoming the “buyer for every seller and the seller for every buyer”, with the goal of protecting clearing members and options traders from counterparty risk.

Trading FLEX Options involves risks different from, and possibly greater than, the risks associated with investing directly in securities or in other types of options. FLEX Options, like other listed options, are traded on the U.S. options markets and are issued by OCC. However, unlike other options, the terms of FLEX Options are not all standardized. When a FLEX Option is purchased and sold in an opening transaction, the parties to the transaction have the flexibility, within limitations set forth in the rules of the options market on which the transaction occurs, to fix certain of the option’s terms. The flexibility to fix certain terms is what makes FLEX Options different from other types of options. Because many of the terms of FLEX Options are not standardized, it is less likely that there will be an active secondary market in which holders and writers of such options will be able to close out their positions by offsetting sales and purchases. Because FLEX Options have variable terms that are fixed by the parties, there are no preestablished series of FLEX Options. Rather, any different series of FLEX Options may be created and outstanding at any given time as a result of the various designations of variable terms that are made in different transactions. Secondary trading interest in FLEX Options may therefore be spread over a larger number of series than the trading interest in other options, the trading interest in any particular series of FLEX Options may be very limited, the secondary markets in FLEX Options may be less deep, liquid and continuous than the markets in other options on the same underlying interests, and the premiums for FLEX Options may not correlate with premiums for such other options.

Trading FLEX Options involves risks different from, and possibly greater than, the risks associated with investing directly in securities or in other types of options. FLEX Options, like other listed options, are traded on the U.S. options markets and are issued by OCC. However, unlike other options, the terms of FLEX Options are not all standardized. When a FLEX Option is purchased and sold in an opening transaction, the parties to the transaction have the flexibility, within limitations set forth in the rules of the options market on which the transaction occurs, to fix certain of the option’s terms. The flexibility to fix certain terms is what makes FLEX Options different from other types of options. Because many of the terms of FLEX Options are not standardized, it is less likely that there will be an active secondary market in which holders and writers of such options will be able to close out their positions by offsetting sales and purchases. Because FLEX Options have variable terms that are fixed by the parties, there are no preestablished series of FLEX Options. Rather, any different series of FLEX Options may be created and outstanding at any given time as a result of the various designations of variable terms that are made in different transactions. Secondary trading interest in FLEX Options may therefore be spread over a larger number of series than the trading interest in other options, the trading interest in any particular series of FLEX Options may be very limited, the secondary markets in FLEX Options may be less deep, liquid and continuous than the markets in other options on the same underlying interests, and the premiums for FLEX Options may not correlate with premiums for such other options.

In the event that trading in the FLEX Options is limited or absent, the value of the Fund’s FLEX Options may decrease. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium (for written FLEX Options) or acceptance of a discounted price (for purchased FLEX Options) and may take longer to complete. A less liquid trading market may adversely impact the value of the FLEX Options and Fund Shares and result in the Fund being unable to achieve its investment objective. Less liquidity in the trading of the Fund’s FLEX Options could have an impact on the prices paid or received by the Fund for the FLEX Options in connection with creations and redemptions of the Fund Shares. Depending on the nature of this impact to pricing, the Fund may be forced to pay more for redemptions (or receive less for creations) than the price at which it currently values the FLEX Options. Such overpayment or under collection may impact the value of the Fund and whether the Fund can satisfy its investment objective. Additionally, in a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and the value of your investment. The trading in FLEX Options may be less deep and liquid than the market for certain other exchange-traded options, non-customized options or other securities. The Fund also is subject to the risk that the OCC will become insolvent or otherwise be unable to meet its obligations, which could cause the Fund to suffer losses which may be significant.

The Fund may not experience substantial upside participation from specific FLEX Option positions and certain FLEX Option positions may expire worthless.

OCC may base its calculations of the margin requirements for positions in a series of FLEX Options on an estimate derived from data and factors OCC deems pertinent in respect of quotations and transactions in that options series and in other options series. Alternatively, OCC may fix such margin requirements at a level it deems necessary to protect the respective interests of OCC, the clearing members and the public. As a result, the Fund’s margin requirements for positions in FLEX Options may differ from—and may be significantly greater than—the margin requirements applicable to similar positions in other options on the same underlying interest.

Securities of Other Investment Vehicles

The Fund may invest in the securities of other investment vehicles, foreign or domestic, including certain Bitcoin ETPs advised by the Adviser. As a result, the Fund will indirectly be exposed to the risks of an investment in these underlying funds. Shares of other funds have many of the same risks as direct investments in common stocks or bonds. In addition, the market value of the Fund’s shares is expected to rise and fall as the value of the underlying investment rises and falls. The market value of such funds’ shares may differ from the NAV of the particular fund. As a shareholder in the Fund, the Fund would bear its ratable share of that entity’s expenses. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders will be absorbing additional fees with respect to investments in other funds. Such fees will not, however, be counted towards the Fund’s expense cap.

Temporary Defensive Position

The Fund may take a temporary defensive position (investments in cash or cash equivalents) in response to adverse market, economic, political or other conditions. Cash equivalents include short-term high quality debt securities and money market instruments such as commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities, repurchase agreements and shares of short-term fixed income or money market funds.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to the Fund. These restrictions cannot be changed with respect to the Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of the Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions, except as noted below, the Fund may not:

1.	Make loans, except that the Fund may: (i) lend portfolio securities; (ii) enter into repurchase agreements; (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities; and (iv) participate in an interfund lending program with other registered investment companies;

2.	Borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.	Issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.	Purchase or sell real estate, except that the Fund may: (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

5.	Engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (“Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;

6.	Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities;

7.	The Fund will not concentrate its investments in a particular industry or group of industries, as that term is used in the 1940 Act, except that the Fund will invest more than 25% of its total assets in investments that provide exposure to Bitcoin Products.

The Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same investment restrictions and policies as the Fund.

With respect to the fundamental investment limitation relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of more than 25% of the Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction. The Fund will be concentrated as set forth in (7) above.

With respect to the Fund’s investments in unaffiliated investment companies, the Fund will consider its entire investment in any investment company with a policy to concentrate, or having otherwise disclosed that it is concentrated, in a particular industry or group of related industries as being invested in such industry or group of related industries. If the Fund invests in an affiliated investment company, it will consider the underlying holdings of the affiliated investment company for purposes of complying with the Fund’s concentration policy. With respect to the Fund’s investment in non-investment company exchange-traded products that hold commodities, the Fund will treat that commodity as its own industry for purposes of complying with the Fund’s concentration policy.

Further, for purposes of complying with the concentration policy noted above, except as described below, the securities of other investment companies, whether registered or exempted or excluded from the requirement to register as an investment company under Section 8 of the 1940 Act, are not considered to be issued by members of any industry. However, the Fund will consider the investments of all investment companies in which it invests when determining compliance with its own concentration policy.

The Fund’s method of applying the limitation set forth in its concentration policy may differ from the methods used by the Trust’s other series.

BOARD OF TRUSTEES OF THE TRUST

Trustees and Officers of the Trust

The Board of the Trust consists of four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (“Independent Trustees”). Darlene T. DeRemer, an Independent Trustee, serves as Chair of the Board. The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Adviser, Sub-Adviser and other service providers to the Trust. The Adviser is responsible for the day-to-day administration and business affairs of the Trust. The Sub-Adviser is responsible for trading portfolio securities and other investments on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, Sub-Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Catherine D. Wood, his or her status as not being an “interested person” (as defined in the 1940 Act) of the Trust.

References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Trustees of the Trust, their addresses, positions with the Trust, ages, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex (all open-end and closed-end funds advised by ARK) overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

Independent Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex[3]	Other Directorships Held By Trustee During Past Five Years
Scott R. Chichester, 1970	Trustee	Since June 30, 2014	Chief Financial Officer, Sterling Consolidated Corp (2011-2024); Director and Founder, DirectPay USA LLC (since 2006) (payroll company); Founder, Madison Park Advisors LLC (since 2011) (public company advisory); Proprietor, Scott R. Chichester CPA (since 2001) (CPA firm).	[ ]	Director of Sterling Consolidated Corp (since 2011-2024).
Darlene T. DeRemer, 1955	Trustee	Since June 30, 2014	Managing Partner, Grail Partners LLC (2005-2019).	[ ]	Trustee, Member of Investment and Endowment Committee of Syracuse University (since 2010); Director, Alpha Healthcare Acquisition Corp. III (since 2021); Interested Trustee, Esoterica Thematic Trust (2020-2021); Interested Trustee, American Independence Funds (2015-2019); Trustee, Risk X Investment Funds (2016-2020); Director, United Capital Financial Planners (2008-2019); Director, Hillcrest Asset Management (since 2007); Board Member, Confluence Technologies LLC (2018-2021).
Robert G. Zack, 1948	Trustee	Since June 30, 2014	Adjunct Professor at the University of Virginia School of Law (since 2014); Counsel, Dechert LLP (2012-2014); Executive Vice President, OppenheimerFunds, Inc. (2004-2011); General Counsel, OppenheimerFunds, Inc. (2002-2010); Secretary and General Counsel, Oppenheimer Acquisition Corp. (2001-2011); Executive Vice President, General Counsel and Director, OFI Trust Co. (2001-2011); Vice President and Secretary, Oppenheimer Funds (2002-2011).	[ ]	Trustee of University of Virginia Law School Foundation (2011-2022).

Interested Trustee

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex[3]	Other Directorships Held By Trustee During Past Five Years
Catherine D. Wood, 1955	Chief Executive Officer, Chief Investment Officer and Trustee	Since June 7, 2013	Managing Member, Founder and Chief Executive Officer, ARK Investment Management LLC (since 2013); Senior Vice President and Chief Investment Officer of Thematic Portfolios, AllianceBernstein L.P. (2009-2013).	[ ]	Independent Non-Executive Director, Amun Holdings Ltd (since 2018); Director, MIMIK Technologies Inc. (since 2021); NexPoint Advisors: NexPoint Diversified Real Estate Trust (since 2022), NexPoint Real Estate Finance Inc. (since 2020), NexPoint Residential Trust Inc. (since 2020), VineBrook Homes Trust Inc. (since 2020); Board Member, Strange Brewing SA (since 2018); Board of Directors, Tampa Bay Innovation Center (since 2022); Board of Directors, The Tifin Group LLC (since 2021); Executive Director, Wall Street Blockchain Alliance (since 2018).

1 The address for each Trustee is 200 Central Avenue, Suite 220, St. Petersburg, Florida 33701.

2 Each Trustee serves until his or her resignation, death, retirement or removal.

3 The portfolios of the “Fund Complex” include each series of the Trust and of ARK Venture Fund.

Officer Information

The Officers of the Trust, their addresses, positions with the Trust, ages and principal occupations during the past five years are set forth below.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Catherine D. Wood, 1955	Trustee, Chief Executive Officer and Chief Investment Officer	Since June 30, 2014	Managing Member, Founder and Chief Executive Officer, ARK Investment Management LLC (since 2013).
Kellen Carter, 1982	Chief Compliance Officer and Secretary	Since May 26, 2016	Chief Compliance Officer, Associate General Counsel, ARK Investment Management LLC (since April 2016); Interim General Counsel, ARK Investment Management LLC (2016 - 2018); Corporate Counsel, ARK Investment Management LLC (since July 2018).
Forest Wolfe, 1972	Chief Legal Officer	Since December 16, 2022	General Counsel, ARK Investment Management LLC (since August 2021); General Counsel, Angelo, Gordon & Co., L.P. (2012-2021).
William C. Cox, 1966	Treasurer and Principal Financial Officer	Since June 25, 2018	Principal Financial Officer, Investment Products, ARK Investment Management LLC (since June 2018); Fund Principal Financial Officer, Foreside Financial Group, LLC (2013-2018).
Thomas G. Staudt, 1987	President	Since December 16, 2016	Chief Operating Officer, ARK Investment Management LLC (since April 2018); Interim Chief Operating Officer, ARK Investment Management LLC (2016-2018).

1 The address for each officer is 200 Central Avenue, Suite 220, St. Petersburg, Florida 33701.

2 Officers are elected yearly by the Trustees.

Since the Fund had not yet commenced operations as of the date of this SAI, the Officers and Trustees of the Trust, in the aggregate, owned less than 1% of the Shares of the Fund as of that date.

The Board has an Audit Committee, consisting of three Trustees who are Independent Trustees. Scott R. Chichester currently serves as a member of the Audit Committee and has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (“Exchange Act”). Scott R. Chichester is the Chair of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. During the fiscal year ended [   ], the Audit Committee held [   ] meetings.

The Board has a Nominating Committee, consisting of three Trustees who are Independent Trustees. Robert G. Zack is the Chair of the Nominating Committee. The Nominating Committee has the responsibility, among other things, for the selection and nomination of candidates to serve as Trustees of the Trust. The Nominating Committee may also recommend the removal of any Trustee. Only Independent Trustees may serve as members of the Nominating Committee. The Nominating Committee will consider shareholder recommendations for nominees to serve as Trustees of the Trust. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee, should be submitted to the Chair of the Nominating Committee at the address maintained for communications with Independent Trustees. During the fiscal year ended [   ], the Nominating Committee held [   ] meetings.

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chair of the Board is an Independent Trustee. The Chair of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chair’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chair of the Audit Committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s and the Sub-Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable committee of the Board, the Trust, the Adviser and the Sub-Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer (“CCO”), as well as various personnel of the Adviser, the Sub-Adviser and other service providers such as the Trust’s independent accountants, may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

As of December 31, 2024, for each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies advised by the Adviser that are overseen by the Trustee is shown below.

TRUSTEE	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FAMILY OF INVESTMENT COMPANIES
Scott R. Chichester	[ ]	[ ]
Darlene T. DeRemer	[ ]	[ ]
Catherine D. Wood	[ ]	[ ]
Robert G. Zack	[ ]	[ ]

*The Fund had not yet commenced operations as of the date of this SAI.

As to each Independent Trustee and his or her immediate family members, no person owned beneficially or of record securities in the Adviser or the Distributor, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor of the Fund.

Remuneration of Trustees

[Each Independent Trustee receives an annual retainer fee of $230,000 for services provided as a Trustee of the Trust, plus out-of-pocket expenses related to attendance at Board and Committee Meetings. The Chairs of the Board and of the Audit Committee each also receive an additional annual retainer fee of $60,000 and $20,000, respectively, for their service as such. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.]

The table below shows the compensation paid to the Trustees for the fiscal year ended [   ]. Any difference in the below stated remuneration and the actual total compensation paid to the Independent Trustees is due to the fact that the remuneration is based and paid on a calendar year basis, which is different than the Trust’s fiscal year (i.e., [   ]), as reported.

Name of Trustee	Aggregate Compensation from Trust		Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation from Trust and Fund Complex
Scott R. Chichester	$	[ ]	[ ]	$	[ ]
Darlene T. DeRemer	$	[ ]	[ ]	$	[ ]
Catherine D. Wood		[ ]	[ ]		[ ]
Robert G. Zack	$	[ ]	[ ]	$	[ ]

MANAGEMENT

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Management of the Fund.”

Investment Adviser and Manager

ARK acts as investment adviser to the Fund and, subject to the general supervision of the Board, is responsible for the day-to-day investment management of the Fund pursuant to an investment advisory agreement between the Trust and the Adviser (“Investment Advisory Agreement”). The Adviser is a Delaware limited liability company with headquarters at 200 Central Avenue, Suite 220, St. Petersburg, Florida 33701.

The Fund may gain exposure to investments that create investment exposure to bitcoin by investing up to 25% of its total assets in the wholly-owned subsidiary of the Fund, respectively, organized as a company under the laws of the Cayman Islands. The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. The Adviser will not receive any fees for managing the Subsidiary’s assets. Pursuant to agreements by and between the Adviser and ARK ETF Trust (the “Trust”) on behalf of the Fund, the Adviser will receive a fee for its services as Adviser to the Fund.

The Fund has entered into contracts for the provision of custody and audit services with service providers. The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the Adviser, in managing the Subsidiary’s portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage and the timing and method of valuation of the Subsidiary’s portfolio investments and shares of the Subsidiary.

The Investment Advisory Agreement with respect to the Fund is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement is terminable without penalty, on 60 days’ notice, by the Board or with respect to the Fund by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities. The Investment Advisory Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act). Pursuant to the Investment Advisory Agreement, the Trust has agreed to indemnify and hold the Adviser harmless for certain losses and liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from the Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or is the result of the Adviser’s reckless disregard of its duties and obligations.

Pursuant to a supervision agreement between the Trust and ARK (“Supervision Agreement”) and subject to the general supervision of the Board, the Adviser manages the Fund and provides or causes to be furnished to the Trust (and the Fund) all supervisory and other services reasonably necessary for the operation of the Fund, including audit, legal, transfer agency, printing costs, certain administrative services (provided pursuant to a separate administration agreement), certain distribution services (provided pursuant to a separate distribution agreement), certain shareholder and distribution-related services (provided pursuant to a separate Rule 12b-1 Plan and related agreements), certain custodial services (provided pursuant to a separate custodian agreement) and investment advisory services (provided pursuant to the Investment Advisory Agreement), under what is essentially an all-in fee structure. The Fund bears other expenses that are not covered under the Supervision Agreement that may vary and will affect the total level of expenses paid by the Fund, such as acquired fund fees and expenses, taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses). The Adviser may earn a profit on the fee paid pursuant to the Supervision Agreement and would benefit from any price decreases in third-party services covered by the Supervision Agreement, including decreases resulting from an increase in net assets.

Pursuant to the Supervision Agreement, the Fund will pay a monthly fee to ARK at an annual rate (stated as a percentage of the average daily net assets of the Fund) of [   ]% (“Management Fee”). The Adviser, in turn, compensates the Sub-Adviser from the Management Fee it receives.

Investment Sub-Adviser

The Trust, on behalf of the Fund, and the Adviser have retained [   ] to serve as the investment sub-adviser for the Fund.

Pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (“Sub-Advisory Agreement”), [Sub-Adviser] is responsible for trading portfolio securities, commodities, futures, options and other derivatives instruments on behalf of the Fund, including selecting broker-dealers to execute securities purchase and sale transactions, subject to the supervision and oversight of the Adviser and the oversight of the Board. During the term of the Sub-Advisory Agreement, the Sub-Adviser shall bear its own costs of providing such services under the Sub-Advisory Agreement. As compensation for the sub-advisory services rendered under the Sub-Advisory Agreement, ARK will pay a monthly fee to the Sub-Adviser at an annual rate based on the Funds’ average daily net assets in accordance with the following schedule (“Sub-Advisory Fee”):

Average Daily Net Assets	Sub-Advisory Fee
[•]	[ ]%

[The Sub-Advisory Agreement was approved by the Trustees (including all the Independent Trustees) and the Adviser, as sole shareholder of the Fund in compliance with the 1940 Act. The Sub-Advisory Agreement will continue in effect for an initial period of two years. Thereafter, the Sub-Advisory Agreement is renewable from year to year with respect to the Fund, so long as its continuance is specifically approved at least annually by the vote of a majority of the Independent Trustees cast in person (or virtually if permitted by the SEC) at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement is terminable at any time without the payment of any penalty: (i) by the Board, including a majority of the Independent Trustees, (ii) by the vote of a majority of the outstanding voting securities of the Fund, (iii) on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or (iv) by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party. The Sub-Advisory Agreement will automatically terminate, without the payment of any penalty: (i) in the event the Investment Advisory Agreement between the Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason, (ii) upon written notice to the other party that the other party is in material breach of the Sub-Advisory Agreement, unless the other party in material breach of the Sub-Advisory Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice, and (iii) in the event of the Sub-Advisory Agreement’s assignment (as defined in the 1940 Act) unless the parties thereto, by agreement, obtain an exemption from the SEC from the relevant provisions of the 1940 Act. The Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties, under the Sub-Advisory Agreement, the Sub-Adviser and its affiliates and their respective agents, control persons, directors, officers, employees, supervised persons and access persons will not be liable for any action taken or omitted to be taken by the Sub-Adviser in connection with the services under the Sub-Advisory Agreement.]

Administrator, Custodian and Transfer Agent

 The Trust and The Bank of New York Mellon (“Administrator”), located at 240 Greenwich Street, New York, New York 10286, have entered into an administrative services agreement (“Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including providing certain operational, clerical, recordkeeping and/or bookkeeping services.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

The Adviser pays the Administrator for its services under the Administration Agreement.

The Bank of New York Mellon (“Custodian”), located at 240 Greenwich Street, New York, New York 10286, serves as custodian for the Fund pursuant to a custody agreement between the Trust, on behalf of the Fund, and the Custodian. As the Fund’s custodian, the Custodian holds the Fund’s assets. The Custodian also serves as the Fund’s transfer agent (“Transfer Agent”) pursuant to a transfer agency and service agreement. The Custodian may be reimbursed by the Fund for its out-of-pocket expenses. In addition, the Custodian provides various accounting services to the Fund pursuant to the Fund accounting agreement.

The Distributor

Foreside Fund Services, LLC is the principal underwriter and distributor of Shares. Its principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor has entered into an agreement with the Trust which will continue from its effective date, subject to annual renewal, unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Adviser, or by the Distributor, or until termination of the Trust or the Fund offering its Shares (“Distribution Agreement”), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) with respect to the Fund by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, on at least 60 days written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Distribution and Service Plan

The Board has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders.

No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. In addition, no such fees may be paid in the future without further approval by the Board. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund.

Other Accounts Managed by the Portfolio Managers

The following table provides the number of other accounts (excluding the Fund) and the total assets managed of such accounts (rounded to the nearest dollar) by the Fund’s portfolio managers within each category of accounts, as of [   ].

		Other Accounts Managed (as of [ ])			Accounts with respect to which the advisory fee is based on the performance of the account
Name of Portfolio Manager	Category of Account	Number of Accounts	Total Assets in Accounts		Number of Accounts	Total Assets in Accounts
[Catherine D. Wood]	Registered investment companies	[ ]	$	[ ]	[ ]	$	[ ]
	Other pooled investment vehicles	[ ]	$	[ ]	[ ]	$	[ ]
	Other accounts	[ ]	$	[ ]	[ ]	$	[ ]
[William Scherer]	Registered investment companies
	Other pooled investment vehicles	[ ]	$	[ ]	[ ]	$	[ ]
	Other accounts	[ ]	$	[ ]	[ ]	$	[ ]
[Placeholder for [Sub-Adviser] PM(s)]	Registered investment companies
	Other pooled investment vehicles	[ ]	$	[ ]	[ ]	$	[ ]
	Other accounts	[ ]	$	[ ]	[ ]	$	[ ]

Conflicts of Interest

The Adviser and Sub-Adviser each have a fiduciary duty to act in the best of interest of its clients, to treat all clients equitably, and to disclose all material facts, including potential conflicts of interest. Potential conflicts of interest may arise from time to time between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other (“side-by-side management”). Since the Adviser or Sub-Adviser, as applicable, manages other accounts other than the Fund, its duty of loyalty to one client may conflict with its duty of loyalty to another client, particularly with respect to allocating trades. Other accounts managed by the portfolio managers might have similar investment objectives or strategies as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies as the Fund. Based on this relationship, the potential conflicts of interest that may arise from the Adviser’s or the Sub-Adviser’s side-by-side management of the Fund and other accounts include: limitation of trading based on the Adviser’s or the Sub-Adviser’s knowledge of Fund and/or other account trading; inability to take advantage of certain investment opportunities; possibility of contrary positions amongst the Fund and other accounts; issues related to aggregation and allocation of trades; and potential exposure to soft dollars.

To address and mitigate the potential conflicts of interest referenced above, the Adviser has adopted and implemented written policies and procedures to provide for fair and equitable treatment of all its clients. These policies and procedures include: aggregation and allocation of trades; insider trading; side-by-side management; soft dollars; and portfolio management/trading. Also, the Adviser has adopted and implemented a Code of Ethics that prohibits Adviser employees and “access persons” (as defined by the Investment Advisers Act of 1940, as amended) from engaging in prohibited personal securities transactions and fraudulent behavior such as insider-trading. According to its policies and procedures, the Adviser, among other things, must:

1.	Treat each client fairly as to the securities purchased or sold for its account.

2.	Treat each client fairly with respect to priority of execution of orders.

3.	Treat each client fairly in the aggregation and allocation of investment opportunities.

4.	Review and affirm that all client trading is in compliance with each client’s investment objective.

5.	Fully disclose the nature and extent of the conflict prior to the transaction, including any direct or indirect compensation the Adviser receives in connection with the transaction.

6.	Have a reasonable belief that the investment is in the client’s best interest; and

7.	Ensure compliance with any relevant procedures set forth in the Adviser’s Code of Ethics.

Finally, the Adviser has a designated chief compliance officer (“CCO”) who is responsible for administering the Adviser’s policies and procedures, which includes regular reviews of and reports on the adequacy of the Adviser’s compliance program to senior management and the Fund’s Board of Trustees.

Portfolio Manager Compensation

The Adviser believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals.

Catherine D. Wood, Chief Investment Officer and principal owner of the Adviser, receives a salary and as the significant equity holder of ARK may receive earnings from ARK. Ms. Wood may also receive a discretionary bonus based on the quality of the advisory services and the overall financial performance of ARK. As Chief Investment Officer and principal owner of the Adviser and portfolio manager of the Fund, Catherine D. Wood may benefit economically from any profits generated by the Adviser.

[William Scherer, Director of Operations and small shareholder of the Adviser, receives a salary and may receive earnings from his equity in ARK. Mr. Scherer may also receive a discretionary bonus based on the quality of his employment responsibilities and the overall financial performance of ARK. As an ARK employee, equity holder of the Adviser and portfolio manager of the Index Funds, William Scherer may benefit economically from any profits generated by the Adviser.]

Portfolio Manager Share Ownership

As of the date of this SAI, the Fund had not yet commenced operation and, therefore, the Fund’s portfolio manager did not beneficially own any Shares of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE

The Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual Cash Amounts is publicly disseminated daily prior to the opening of the Exchanges via the National Securities Clearing Corporation (“NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of the Fund.

The Adviser, Sub-Adviser, Administrator, Custodian, Distributor and other service providers to the Fund, the Adviser or the Sub-Adviser may receive non-public portfolio holdings information in the course of performing services to the Fund, the Adviser or the Sub-Adviser but are subject to legal obligations to not disseminate or trade on non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

The Trust is required to disclose, after each fiscal quarter, the complete monthly schedule of the Fund’s portfolio holdings with the SEC on Form N-PORT. Form N-PORT for the Fund will be available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-PORT will be available through the Fund’s website, at http://ark-funds.com or by writing to 200 Central Avenue, Suite 220, St. Petersburg, Florida 33701. Information on Form N-PORT for the Fund will be available on or about the sixtieth day after the close of each quarter of the Fund’s fiscal year.

CODE OF ETHICS

The Trust and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act, designed to monitor personal securities transactions by their personnel. The code prohibits employees and access persons of the Adviser from buying a security that is held by the Fund or in the portfolio of any other advisory client of the Adviser. The code further prohibits employees and access persons within the Adviser’s investment team from buying any securities, unless the securities qualify as “exempt securities” under the code. Exempt securities generally include, among others, money market instruments, short-term debt instruments, direct obligations of the government of the United States, shares of ETFs, and shares of mutual funds. The code permits employees and access persons of the Adviser, who are not part of the Adviser’s investment team, to purchase or sell securities that are not exempt securities provided that those securities are not held by the Fund or in the portfolio of any other advisory client of the Adviser and such purchases and sales are approved in advance by the Adviser’s CCO. Independent Trustees are not required to obtain prior approval of their personal securities transactions.

The Sub-Adviser has adopted a code of ethics under Rule 17j-1 of the 1940 Act containing policies restricting securities trading in personal accounts of access persons and others who normally come into possession of information on portfolio transactions. Personnel subject to the code of ethics may invest in securities that may be purchased or held by the Funds; however, the code of ethics requires that each transaction in such securities be reviewed by the Compliance Department. The code of ethics is on public file with, and is available from, the SEC.

PROXY VOTING POLICIES AND PROCEDURES

Proxies for the Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

The Trust is required to disclose annually the Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund is available on the SEC’s website at www.sec.gov and on the Trust’s website at www.ark-funds.com. In addition, the proxy voting record of the Fund will be available, without charge, upon request by writing to the Adviser at 200 Central Avenue, Suite 220, St. Petersburg, Florida 33701 or by calling (727) 810-8160 collect. As of the date of this SAI, the Fund had not yet commenced operations and, therefore, had not voted any proxies or been required to file a Form N-PX.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser’s and/or Sub-Adviser’s general policy is to use its best efforts to seek to obtain best execution of all portfolio transactions, taking into account various factors such as security price, commission rate, size and difficulty of the order and timing of the transaction, and the experience, reliability, creditworthiness, financial condition and capabilities of the broker-dealer, among others. In seeking best execution, the Adviser and/or Sub-Adviser need not select the broker with the lowest available commission rate where it believes that a broker or dealer charging a higher commission rate would offer better overall execution, including for example greater reliability or better price or execution. The Fund will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser and/or Sub-Adviser owes a duty to its clients to seek best execution on trades effected.

As permitted by Section 28(e) of the Exchange Act, the Adviser and/or Sub-Adviser can cause a client, including the Fund, to pay a broker-dealer that provides “brokerage and research services” (as defined in the Exchange Act) a disclosed commission for effecting a securities transaction for the client in excess of the commission which another broker-dealer would have charged for effecting that transaction without the brokerage and research services, if the Adviser and/or Sub-Adviser determines in good faith that the commission is reasonable given the brokerage and research services provided by the broker-dealer. These arrangements are known as “soft dollar” arrangements and are common in the financial services industry. These services benefit the Adviser and/or Sub-Adviser because the Adviser and/or Sub-Adviser does not need to produce or pay for such research services, and as a result, the receipt of research in exchange for soft dollars creates a conflict of interest. The Adviser and/or Sub-Adviser is incentivized to select or recommend a broker-dealer based on the Adviser and/or Sub-Adviser’s interest in receiving research services, among the other factors that the Adviser and/or Sub-Adviser considers, and this can conflict with the Fund’s interest to receive best execution. Research or brokerage services the Adviser and/or Sub-Adviser receives for conducting Fund transactions can benefit other accounts and it is possible that a particular account, including the Fund, will not benefit from services obtained related to transactions conducted through that account. Additionally, certain clients, including the Fund, could bear more of the cost of soft dollar arrangements than other clients. The Adviser and/or Sub-Adviser will not agree to direct a specific amount of brokerage transactions or commissions to any broker-dealer in return for soft dollar or other benefits.

The Adviser and/or Sub-Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. The Adviser and/or Sub-Adviser determines whether the purchase or sale of a particular security is appropriate for more than one account and whether it can aggregate client orders into one order (“Aggregate Orders”) for execution purposes. Aggregate Orders can avoid the adverse effect on a security’s price when simultaneous separate and competing orders are placed and can reduce trading and brokerage costs. When the use of Aggregate Orders is not permitted or is otherwise impractical, clients, including the Fund, might not receive as favorable executions as they might otherwise receive from Aggregate Orders, and might pay more for such trades.

When allocating Aggregate Orders (purchases and sales) to individual accounts, it is the Adviser and/or Sub-Adviser’s policy to treat all clients fairly and achieve an equitable distribution of Aggregate Orders over time, considering, among other things, the investment objectives, restrictions and other circumstances specific to each client. Aggregate Orders are typically assigned an initial preallocation to each participating client that takes into consideration various factors. Aggregate Orders are typically allocated pro rata based on the initial preallocation. In the event of a partial fill of an Aggregate Order, accounts will receive an approximate pro rata allocation based on the initial preallocation if there are enough shares executed for each account. However, the Adviser and/or Sub-Adviser can deviate from a pro rata allocation of Aggregate Orders in certain circumstances if all client accounts receive fair and equitable treatment over time.

The Fund and the Adviser and/or Sub-Adviser’s other clients may be eligible to purchase securities in initial public offerings (“IPOs”) or “new issues” (“New Issues”). The Adviser and/or Sub-Adviser generally will allocate securities purchased through an IPO or New Issues on a pro rata basis for each eligible account in the relevant investment strategy. In situations where the securities allotment is insufficient to provide meaningful position sizes, the Adviser and/or Sub-Adviser can allocate the securities on a rotating basis at the Adviser and/or Sub-Adviser’s discretion. The Adviser and/or Sub-Adviser’s allocations will ensure that over time, all eligible accounts will have an equitable opportunity to participate in IPOs and New Issues. Because the market for IPOs is uneven, however, the ability, or inability to participate in IPO allocations can have a potentially significant effect on the Fund’s performance, and the shares themselves are often subject to greater volatility.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses and taxable distributions. The overall reasonableness of brokerage commissions is evaluated by the Adviser and/or Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Buying and Selling Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) indirectly own DTC through their ownership of the Depository Trust & Clearing Corporation (“DTCC”). DTC is a wholly-owned subsidiary of DTCC, which is owned by a number of DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS

General

The Fund will issue and sell Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An AP that is not a “qualified institutional buyer,” as such term is defined in Rule 144A under the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. As of the date of the Prospectus, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It is important to keep in mind that securities held by the Fund may trade in foreign securities markets when the Fund is closed.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Creation Deposit

The consideration for a purchase of Creation Units generally consists of the in-kind deposit of specified securities or commodities (“Deposit Instruments”) and an amount of cash computed as described below (“Cash Amount”) or, as permitted or required by the Fund, of cash. The Cash Amount together with the Deposit Instruments, as applicable, are referred to as the “Creation Deposit,” which represents the minimum initial and subsequent investment amount for Creation Units. The Cash Amount represents the difference between the NAV of a Creation Unit and the market value of Deposit Instruments.

The Administrator, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchanges (currently 9:30 a.m. Eastern time), a list of the names and the required number of each Deposit Instrument that the Fund would accept as Creation Deposit that day. Such Creation Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced Creation Deposit composition is made available.

The identity and number of shares of the Deposit Instruments required for the Creation Deposit for the Fund changes pursuant to the changes in the composition of the Fund’s portfolio. The Fund may determine, upon receiving a purchase order from an AP, to have the purchase be made entirely or in part in cash.

This includes, but is not limited to, a determination to permit the substitution of an amount of cash to replace any Deposit Security that is not available in sufficient quantity for delivery, not eligible for transfer through the systems of DTC, the Federal Reserve System or the clearing process through the Continuous Net Settlement System of the NSCC, not permitted to be re-registered in the name of the trust as a result of an in-kind purchase order pursuant to local law or market convention, restricted under the securities laws or which may not be eligible for trading by an AP or the investor for which it is acting. In such cases where the Trust makes Market Purchases because a Deposit Instrument may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the AP will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Instruments will be at the expense of the applicable Fund and will affect the value of all Shares of the Fund, but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Instruments changes or cash in lieu is added to the Cash Amount to protect ongoing shareholders.

The identity and number of shares of the Deposit Instruments required for the Creation Deposit for the Fund changes pursuant to the changes in the composition of the Fund’s portfolio. The Trust reserves the right to accept a basket of securities or cash that differs from Deposit Instruments or to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Amount to replace any Deposit Instrument which may, among other reasons, not be available in sufficient quantity for delivery, not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention or which may not be eligible for transfer through the Clearing Process (described below), or which may not be eligible for trading by a “Participating Party” (i.e., a broker-dealer or other participant in the Clearing Process through the Continuous Net Settlement System of the NSCC), or to comply with regulatory requirements. In light of the foregoing, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase the Deposit Instruments represented by the cash in lieu amount in the secondary market (“Market Purchases”). In such cases where the Trust makes Market Purchases because a Deposit Instrument may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the AP will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Instruments will be at the expense of the applicable Fund and will affect the value of all Shares of the Fund, but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Instruments changes or cash in lieu is added to the Cash Amount to protect ongoing shareholders.

Procedures for Creation of Creation Units

To be eligible to place orders with the Distributor to create Creation Units of the Fund, an entity or person either must be an AP, which has a written agreement with the Fund or one of its service providers that allows the AP to place orders for the purchase and redemption of Creation Units. All Creation Units of the Fund, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session on the Exchange (“Closing Time”) (ordinarily 4:00 p.m. Eastern time) on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of the Fund as determined on such date. A “custom order” may be placed by an AP no later than 4 p.m. The Business Day on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the agreement with the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units (“Participant Agreement”), as described below (see “Placement of Creation Orders Using Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant.

Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Creation Deposit. In such cases, the Participating Party will remain liable for the full deposit of the missing portion(s) of the Creation Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked to market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Creation Deposit at any time and will subject such Participating Party to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral.

Orders to create Creation Units of the Fund shall be placed with an AP in the form required by such AP. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Fund may have to be placed by the investor’s broker through an AP. At any given time there may be only a limited number of APs. Those placing orders to create Creation Units of the Fund through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the AP earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Instruments and Cash Amount.

Placement of Creation Orders Using Clearing Process

Creation Deposits created through the Clearing Process, if available, must be delivered through an AP.

The Participant Agreement authorizes the Distributor to transmit to NSCC on behalf of the AP such trade instructions as are necessary to effect the AP’s creation order. Pursuant to such trade instructions from the Distributor to NSCC, the AP agrees to transfer the requisite Deposit Instruments (or contracts to purchase such Deposit Instruments that are expected to be delivered in a “regular way” manner by the second Business Day) and the Cash Amount to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units of the Fund through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process – Domestic Securities

An AP who wishes to place an order creating Creation Units of the Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Creation Deposit transfer must be ordered by the AP in a timely fashion so as to ensure the delivery of the requisite number of Deposit Instruments through DTC to the account of the Trust by no later than 11:00 a.m. Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Instruments to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Amount must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 2:00 p.m. Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of the Fund outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Instruments and the Cash Amount in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Creation Deposit as newly constituted to reflect the current NAV of the Fund. The delivery of Creation Units so created will occur no later than the second (2nd) Business Day following the day on which the creation order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in circumstances in which any cash can be used in lieu of Deposit Instruments to create Creation Units. (See “Creation Transaction Fee” section below.)

Placement of Creation Orders Outside Clearing Process

The Distributor will inform the Transfer Agent, the Adviser and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate subcustodian. The Custodian will cause the subcustodian of the Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities, or “cash in lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Amount next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.

Once the Transfer Agent has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of the Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.

Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Amount have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian, the Distributor and the Adviser will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.

Acceptance of Creation Orders

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason, (a) the order is not in proper form; (b) the AP, upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Instruments delivered are not as specified by the Administrator, as described above; (d) the acceptance of the Deposit Instruments would have certain adverse tax consequences to the Fund; (e) the acceptance of the Creation Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Creation Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders; or (h) among other reasons. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Trust shall notify a prospective creator of its rejection of the order of such person. The Trust and the Distributor are under no duty, however, to give notification to APs of any defects or irregularities in the delivery of Creation Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Instruments and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A fixed creation transaction fee of $[___] for the Fund payable to the Custodian is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. In addition, a variable charge for cash creations or for creations outside the Clearing Process may be imposed. In the case of cash creations, the creator may be assessed an additional variable charge to compensate the Fund for the costs associated with purchasing the applicable securities. (See “Creation Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, but may not do so in certain instances for regulatory or other reasons, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons. In such cases where the Trust makes Market Purchases, the AP will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Amount to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Trust. To the extent that transaction fees are not recouped, those costs will be borne by the Fund’s shareholders and negatively affect the Fund’s performance. The Fund may determine not to impose a transaction fee in its sole discretion.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through an AP. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

The Administrator, through NSCC, makes available immediately prior to the opening of business on the Exchanges (currently 9:30 a.m. Eastern time) on each day that the Exchanges are open for business, the in-kind securities and instruments (“Redemption Instruments”) that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. The redemption proceeds for a Creation Unit generally consist of Redemption Instruments as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Instruments, less the redemption transaction fee and variable fees described below. Should the Redemption Instruments have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder. The Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Redemption Instruments.

Redemption Transaction Fee

The basic redemption transaction fee of $[___] for the Fund is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. An additional charge will be charged with respect to cash redemptions or redemptions outside of the Clearing Process. An additional variable charge for cash redemptions or partial cash redemptions may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the AP will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Amount to protect ongoing shareholders. In no event will fees charged by the Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent the Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance. The Fund may determine not to impose a transaction fee in its sole discretion.

Placement of Redemption Orders Using Clearing Process

Orders to redeem Creation Units of the Fund through the Clearing Process, if available, must be delivered through an AP. An order to redeem Creation Units of the Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m. Eastern time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units of the Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m. Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Redemption Instruments (or contracts to purchase such Redemption Instruments which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the second Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process – Domestic Securities

Orders to redeem Creation Units of the Fund outside the Clearing Process must be delivered through an AP. An AP who wishes to place an order for redemption of Creation Units of the Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of the Fund outside the Clearing Process is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m. Eastern time, on such Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption outside the Clearing Process received, the Administrator will initiate procedures to transfer the requisite Redemption Instruments (or contracts to purchase such Redemption Instruments) which are expected to be delivered within two Business Days and the cash redemption payment to the redeeming Beneficial Owner by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator. An additional variable redemption transaction fee of up to four times the basic transaction fee is applicable to redemptions outside the Clearing Process.

Deliveries of redemption proceeds generally will be made within two Business Days. The right of redemption may be suspended or the date of payment postponed (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as may be permitted by the SEC.

Placement of Redemption Orders Outside Clearing Process – Foreign Securities

Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund securities will be subject to compliance with applicable U.S. federal and state securities laws and the Fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

In connection with taking delivery of Shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

Deliveries of redemption proceeds generally will be made within two Business Days. Due to the schedule of holidays in certain countries or for other reasons, however, the delivery of redemption proceeds may take longer than two Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.

For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Fund from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

Regular Holidays

The Fund generally intends to effect deliveries of Creation Units and portfolio securities on a basis of trade date plus two Business Days (“T plus two”). The Fund may effect deliveries of Creation Units and portfolio securities on a basis other than T plus two to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates, or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within two Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The longest redemption cycle for the Fund is a function of the longest redemption cycle among the countries whose securities comprise the Fund. The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days in certain circumstances. It is not expected, however, that the Fund will take more than 15 calendar days from the date of the tender to deliver the redemption proceeds.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Pricing of Fund Shares.”

The NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the Management Fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of the Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the Exchange. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

The values of the Fund’s portfolio securities that have readily available market quotations will be based on market prices. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Price information on listed securities will be taken from the exchange where the security is primarily traded. With respect to portfolio securities that do not have readily available market quotations, or where such market quotations are not reliable, and with respect to portfolio instruments that are not securities, the Board has designated the Adviser as valuation designee (“Valuation Designee”) pursuant to Rule 2a-5(b) to perform the fair value determination relating to all such Fund investments. In its role as Valuation Designee, the Adviser is responsible for, among other things, carrying out the functions and Board reporting obligations set forth in Rule 2a-5.

As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. If the Valuation Designee determines that fair valuation would be appropriate and would result in a measurement that is equally or more representative of fair value or is required, the Valuation Designees may value the security or asset based on its consideration of one or more of a proscribed set of factors, to the extent relevant and available under the circumstance. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security may be materially different than the value that could be realized upon the sale of the security.

In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the Exchange Close. A significant event is an event that will, with a reasonably high probability, materially affect the value of a security since the closing price of the security was established on an exchange or market, but before the Fund’s NAV calculation. Significant events may relate to a single issuer, multiple issuers or to an entire market sector. Significant events generally would be those that are readily ascertainable in the ordinary course of business.

The Valuation Designee may also utilize one or more Pricing Services to assist in determining a fair value for a security or asset, and may obtain the assistance of others, including, without limitation, the Fund’s accounting agent and an outside independent pricing services in fulfilling its responsibilities. Prices obtained by an outside independent pricing service will use information provided by market makers or estimates of market values obtained from data related to investments or securities with similar characteristics. For assets such as exchange-traded options, the Fund will determine market values based upon quotations from exchanges and/or market makers.

Non-exchange-traded derivatives, including certain options, are valued pursuant to a pricing model as if there are no broker prices available.

Futures will be valued at the settlement price quoted by market makers (or exchanges or boards of trade if such contracts are listed thereon) to determine appreciation or depreciation.

Fixed-income securities having a remaining maturity of 60 days or less may be priced at amortized cost when the Valuation Designee can reasonably conclude that the amortized cost value of the portfolio security is approximately the same as the fair value of the security as determined without the use of amortized cost valuation. Such fixed-income securities are valued by another method when the Valuation Designee believes the amortized cost method is not appropriate.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information—Dividends and Distributions.”

General Policies

Dividends from net investment income, if any, are generally declared and paid at least [annually] by the Fund. Distributions of net realized capital gains, if any, generally are declared and paid [annually], but the Trust may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. In addition, the Trust may distribute [annually] amounts representing the full dividend yield, if any, on the underlying portfolio securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period. If the Fund so elects, some portion of each distribution may result in a return of capital for tax purposes for certain shareholders.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust [makes/may make] additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. The Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Fund. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

TAXES

The following information also supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information — U.S. Federal Income Tax Consequences.” The following summary of certain relevant tax provisions is subject to change, and does not constitute legal or tax advice.

The Fund is treated as a separate corporation for federal income tax purposes. The requirements (other than certain organizational requirements) for qualifying for RIC status as described below are determined at the Fund level rather than the Trust level.

The Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Internal Revenue Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. In order to qualify for treatment as a RIC, the Fund must:

●	distribute an amount at least equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

●	derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (the “Income Test”).

●	satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other RICs) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more qualified publicly traded partnerships.

Subject to savings provisions for certain failures to satisfy the Income Test or asset diversification requirement, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a RIC in any given tax year. Even if such savings provisions apply, the Fund may be subject to a significant monetary sanction in connection with relying on such savings provisions. If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a RIC would thus have a negative impact on the Fund’s income and performance.

The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, 98.2% of its capital gain net income for the twelve months ended October 31 of such year and 100% of any undistributed amounts from the prior years. The Fund generally intends to declare and distribute dividends and distributions in the amounts and at the times necessary to generally avoid the application of this 4% excise tax.

The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Any net capital losses realized by the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.

As a result of U.S. federal income tax requirements, the Trust on behalf of the Fund, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Instruments different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units—Procedures for Creation of Creation Units.”

Dividends, interest and gains received by the Fund from a non-U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the Fund’s total assets at the end of its taxable year consist of foreign stock or securities, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional amount, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes.

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional Shares of the Fund (or of another fund). Distributions reinvested in additional Fund Shares through the means of a dividend reinvestment service (see “Dividend Reinvestment Service”) will be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash. You will receive information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits.

The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your Shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gain in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain.

Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his Shares; any excess will be treated as gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund Shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships.

Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.

In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. The maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Special tax rules may change the normal treatment of gains and losses recognized by the Fund if the Fund makes certain investments such as investments in structured notes, swaps, options, futures transactions, and non-U.S. corporations classified as “passive foreign investment companies.” Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when the Fund has to take these items into account for tax purposes.

In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received. Option premiums paid by a Fund would be nondeductible capital expenditures. If a put option purchased by a Fund were to be exercised, the Fund could realize a gain or loss. If a call option purchased by a Fund were to be exercised, the Fund’s basis in the optioned instrument would be adjusted by the premium. If an option purchased by the Fund were to lapse, the premium would be treated as a capital loss.

The tax treatment of certain futures contracts entered into by the Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by the Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

Certain distributions reported by the Fund as section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Code section 163(j). Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on an annual or more frequent basis. The amount that the fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.

In addition to the special rules described above in respect of options and futures transactions, the Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to these rules (which determination or guidance could be retroactive) may affect whether the Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid the Fund-level tax.

Certain of the Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If the Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a RIC. If the Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat such gain or loss as capital.

The requirement of the Fund to satisfy the Income Test will limit the ability of the Fund to invest in items that could result in non-qualifying income. Additionally, some of the income that the Fund might otherwise earn with respect to its investments may be non-qualifying income for purposes of such test. To manage the risk that such income might disqualify the Fund as a RIC for failure to satisfy such test, one or more subsidiary entities treated as corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold the related asset. Such subsidiary entities may be required to pay U.S. federal income tax on their earnings, which ultimately may reduce the yield to the Fund’s shareholders on such income.

The Fund may invest in bitcoin (either directly, or indirectly through another investment vehicle). In addition, the Fund may also have exposure to bitcoin through an investment in other pooled investment vehicles, such as ETFs. Many significant aspects of the U.S. federal income tax treatment of investments in bitcoin are uncertain and an investment in bitcoin may produce non-qualifying income for purposes of the Income Test. Certain pooled investment vehicles that the Fund may invest in are expected to be treated as grantor trusts for U.S. federal income tax purposes, and therefore an investment by the Fund in such pooled investment vehicles would generally be treated as a direct investment in bitcoin for such purposes.

The Fund may invest in entities properly treated as partnerships for U.S. federal income tax purposes. An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) is generally not itself subject to federal income tax. Instead, each partner of the partnership is required to take into account its distributive share of the partnership’s net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss for each taxable year of the partnership ending with or within the partner’s taxable year. Each such item will have the same character to a partner, and will generally have the same source (either United States or foreign), as though the partner realized the item directly. Partners of a partnership must report these items regardless of the extent to which, or whether, the partners receive cash distributions with respect to such items. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to the Fund. In such case, the Fund may have to dispose of assets that it would otherwise have continued to hold in order to generate cash for distributions to shareholders. In addition, the Fund may have to dispose of an investment in a partnership, or devise other methods of cure (such as holding the investment through a taxable subsidiary), to the extent the partnership earns income of a type that is not qualifying income for purposes of the Income Test or holds assets that could cause the Fund not to satisfy the RIC asset diversification tests.

The Fund’s investments in Crypto Assets can be limited by the Fund’s intention to qualify as a RIC and can bear on the Fund’s ability to so qualify. Income and gains from cryptocurrency and cryptocurrency-linked derivatives may not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

If the Fund invests in Crypto Assets through a pooled investment vehicle there may be certain circumstances in which the Fund may recognize and be required to distribute income without a corresponding receipt of cash (for example in the event of changes to the underlying code of certain Crypto Assets, which may result in the creation of new, separate digital assets, commonly called a “fork”, or upon the receipt of mining or staking rewards). The Fund may be allocated distributable gains from certain Bitcoin ETPs that are passthrough entities for federal income tax purposes without a corresponding receipt of cash. Such distributions may be made from the cash assets of the Fun or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

The Fund intends to invest a portion of their assets in its Subsidiary, which will be classified as corporations for U.S. federal income tax purposes. For U.S. federal income tax purposes, the Subsidiary will be treated as a CFC and the Fund will be treated as a “U.S. shareholder” of the Subsidiary. As a result, the Fund will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s “subpart F income,” whether or not such income is distributed to the Fund (deemed inclusions). The Subsidiary’s “subpart F income” may include gains recognized in respect of in kind distributions made by the Subsidiary to the Fund. Treasury Regulations permit the Fund to treat deemed inclusions as satisfying the Income Requirement under Subchapter M of the Internal Revenue Code if there is a current-year distribution out of the earnings and profits of its Subsidiary that are attributable to such deemed inclusion, or if the Fund’s deemed inclusion is derived with respect to the Fund’s business of investing in stocks or securities. It is expected that the Subsidiary’s income will be “subpart F income.” The Fund’s recognition of its respective Subsidiary’s “subpart F income” will increase the Fund’s tax basis in its respective Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in the Subsidiary. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiary’s underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund and such loss may not be carried forward to offset profit, if any, realized by the Subsidiary in future years.

A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor under Section 864(b)(2) of the Internal Revenue Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities under certain circumstances without being deemed to be engaged in a U.S. trade or business. However, if certain of a Subsidiary’s activities were deemed not to be of the type described in the safe harbor, then the activities of the Subsidiary may constitute a U.S. trade or business, or be taxed as such.

In general, foreign corporations, such as the Subsidiary, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands, where the Subsidiary is a resident for U.S. federal income tax purposes, that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax.

Investments in passive foreign investment companies (“PFICs”) are subject to special tax rules which may result in adverse tax consequences to the Fund and its shareholders. The Fund may invest in Crypto Assets through an investment vehicle that is a PFIC. To the extent the Fund invests in PFICs, the Fund generally intends to elect to “mark to market” these investments at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of such an investment as of the close of the taxable year over the adjusted basis and as ordinary loss any decrease in such an investment (but only to the extent of prior income from such an investment under the mark to market rules). Gains realized with respect to a disposition of a PFIC that the Fund has elected to mark to market will be ordinary income. By making the mark to market election, the Fund may recognize income in excess of the distributions that it receives from its investments. Accordingly, the Fund may need to borrow money or dispose of some of its investments in order to meet its distribution requirements. If the Fund does not make the mark to market election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund’s shareholders.

The Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind. Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the Shares.

Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Fund Shares. A shareholder’s cost basis information will be provided on the redemption of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.

A loss realized on a sale of Shares of the Fund may be disallowed if other Fund Shares or substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Shares or Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 24%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the IRS.

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, or foreign corporations) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund Shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.

In general, capital gain dividends, including amounts retained by the Fund which are designated as undistributed capital gain, reported by the Fund as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests, are not subject to U.S. withholding tax unless the distributions are effectively connected with your U.S. trade or business or you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Dividends reported by the Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another RIC. Similarly, short-term capital gain dividends reported by the Fund as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests, are not subject to U.S. federal income or withholding tax unless the gain is effectively connected with your trade or business in the U.S. or you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.  The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends.  Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.

Non-U.S. shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Any capital gain realized by a non-U.S. shareholder upon a sale of Shares will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with your trade or business in the U.S., or you are a nonresident alien individual present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

Under the Foreign Account Tax Compliance Act (“FATCA”), a 30% withholding tax is imposed on income dividends paid by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Information about a shareholder in the Fund may be disclosed to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the appropriate certifications or other documentation concerning its status under FATCA.

Non-U.S. shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the possible applicability of the U.S. estate tax.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Reportable Transactions

Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of the Fund’s Shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million or more over a period of six taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct owners of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

CAPITAL STOCK AND SHAREHOLDER REPORTS

The Trust currently is comprised of [fourteen] investment funds. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.

Each Share issued by the Trust has a pro rata interest in the assets of the Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation. The Fund may liquidate and terminate at any time and for any reason without shareholder approval.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all Funds vote together as a single class except that if the matter being voted on affects only a particular Fund, the matter will be voted on only by that Fund, and if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Under Delaware law, shareholders of a statutory trust may have similar limitations on liability as shareholders of a corporation.

The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also annually receive notification as to the tax status of the Trust’s distributions.

Shareholder inquiries may be made by writing to the Trust, c/o ARK Investment Management LLC, 200 Central Avenue, Suite 220, St. Petersburg, Florida 33701.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Dechert LLP, 1095 Avenue of the Americas, New York, New York 10036, is counsel to the Trust [and has passed upon the validity of the Fund’s Shares].

Sullivan & Worcester LLP, 1666 K Street, NW, Washington, DC 20006, is counsel to the Independent Trustees.

[   ], is the Trust’s independent registered public accounting firm and audits the Fund’s financial statements and performs other related audit services.

FINANCIAL STATEMENTS

As of the date of this SAI, the Fund had not yet commenced operations, therefore no financial statements are provided. Financial statements for the Fund will be sent to shareholders when available.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of the date of this SAI, the Fund had not yet commenced operations and, therefore, no entities beneficially owned any voting securities of the Fund.

APPENDIX A

ARK INVESTMENT MANAGEMENT LLC

Proxy Voting Policy

I.	Introduction

ARK Investment Management LLC (“Adviser”) has adopted this Proxy Voting Policy (“Policy”) pursuant to Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”), Rule 30b1-4 under the Investment Company Act of 1940, as amended, and other fiduciary obligations. The Policy is designed to provide guidance to the Investment Team and others in discharging the Adviser’s proxy voting duty and to seek to ensure that proxies are voted in the best interests of the Adviser’s clients.

II.	Statement of Policy

The Adviser recognizes its fiduciary responsibility to vote proxies solely in the client’s best interests. The Adviser has adopted this Policy as a means reasonably designed to ensure that it votes shares owned by clients, which have delegated discretionary proxy voting authority to the Adviser, in the best interest of the clients considering all relevant factors and without regard to the interests of the Adviser or other related parties. For purposes of the Policy, the “best interests of clients” shall mean (unless with respect to a particular client, such client has otherwise specified) the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment (held by various clients or accounts) increase over time. The Adviser will accept directions from a client to vote the client’s proxies in a manner that may result in such client’s proxies being voted differently than the Adviser might vote proxies of other clients over which the Adviser has full discretionary proxy voting authority. The Adviser believes such client directions should be treated as customized proxy voting guidelines and this Policy does not generally apply to customized proxy voting guidelines.

It is the policy of the Adviser that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, be made available to those clients that have delegated discretionary proxy voting authority to the Adviser. Specific disclosure requirements as to investment company clients, such as the ARK Venture Fund and series of ARK ETF Trust (“Trusts”), are described in Section V hereof and in the Trust Compliance Manual. Exceptions to this Policy, including without limitation section V.3, may be granted with the prior written approval of the Adviser’s Chief Compliance Officer or designee (“CCO”).

III.	Procedures

Subject to the procedures set forth below, the Adviser maintains responsibility for reviewing all proxies individually and making final decisions based on the merits of each case.

1.	Use of Third-Party Proxy Service

In connection with its responsibilities expressed herein, the Adviser has retained Broadridge Investor Communication Solutions, Inc. (“Proxy Agent”) to provide proxy voting agent services. The Proxy Agent is responsible for ensuring that all proxy ballots received for securities held in client accounts are submitted in a timely manner and also provides recordkeeping and reporting services.

As part of the Adviser’s arrangement with the Proxy Agent it will provide research for each proxy and a recommendation as to how to vote on each issue based on the research of a third-party research provider (Glass, Lewis & Co., LLC) (“Research Provider”) with regard to the individual facts and circumstances of the proxy issue and the Research Provider’s application of its research findings to the Research Provider’s guidelines. The Adviser will utilize the Research Provider’s guidelines to help improve its understanding of the issues surrounding a company’s proxy proposals. Absent a client directive to vote a proposal a certain way or a determination to override the Research Provider’s recommendations, as set forth below, the Adviser will instruct the Proxy Agent to cast votes in accordance with the Research Provider’s recommendations (“Recommendation”). The Adviser will ultimately follow the voting guidelines outlined in Sections 2 and 3 below.

2.	Voting Guidelines

The Adviser has approved proxy voting guidelines applicable to the subject matters of common proxy proposals (the “Approved Guidelines”) based on the Research Provider’s guidelines. As discussed in Section 3 of this Policy, depending on the subject matter of a proposal, the Adviser may vote in accordance with a Recommendation, override a Recommendation, and/or consider a proxy proposal on a case-by-case basis. The Adviser holds the right to override any Recommendation they deem fit, as long as it provides and documents valid reasoning. The decision to override remains the responsibility of each company’s lead analyst, or his/her designee, as well as the Adviser’s Portfolio Manager for its indexed products (collectively referred to as the “Lead”).

Among other things, the Adviser may choose not to vote proxies under the following circumstances:

1.	if the effect on the clients’ economic interests or the value of the portfolio holding is indeterminable or insignificant;

2.	if the cost of voting the proxy outweighs the possible benefit; or

3.	if a jurisdiction whose laws or regulations govern the voting of proxies with respect to the portfolio holding impose share blocking restrictions which prevent the Adviser from exercising its voting authority.

If for some other reason proxies are not voted for clients, the Adviser and/or a third-party will conduct an analysis to review whether the lack of voting would have had a material impact on the outcome of the vote. The Adviser will memorialize the basis for any decision to override a Recommendation or to abstain from voting, including the resolution of any conflicts, as further discussed below. Administrative matters beyond the Adviser’s control can, at times, prevent the Adviser from voting proxies.

3.	Subject Matter Considerations

Determinations on how to vote proxies will depend largely on the subject matter of the ballot item. When determining how to vote proxies, the Adviser will be guided by the Approved Guidelines set forth below. These general policies are intended to promote a consistent approach to proxy voting.

1.	Executive, Director, and Employee Compensation

The Adviser supports efforts by companies to adopt compensation and incentive programs to attract and retain talent. In instances where the Recommendation is against a compensation-based proposal, the Lead will review the proposal and generally override the Recommendation.

2.	Auditors

The Adviser agrees with the Research Provider’s guidelines to support auditor ratification except when the non-audit fees exceed the audit fees paid to the auditor. Therefore, the Adviser will vote in line with the Recommendation on auditor-focused proposals.

3.	Election of Directors and Committee Members

The Adviser predominately believes that company management is in the best position to choose which individuals to elect and re-elect to the company’s Board of Directors and Committees. In instances where the Recommendation is against the election or re-election of a director, the Lead will review the proposal and the Research Provider’s reasoning against the election and generally override the Recommendation.

4.	Shareholder Rights and Governance

The Adviser agrees with the Research Provider’s guidelines to support proposals increasing or enhancing shareholder rights such as declassifying the board, eliminating supermajority voting, allowing shareholders to call a special meeting, and adopting majority voting for the election of directors. The Adviser also agrees with voting against proposals to eliminate or reduce shareholder rights. Therefore, the Adviser will generally vote in line with the Recommendation on shareholder rights proposals.

5.	Mergers, Acquisitions and Contested Meetings

The Adviser believes that proposals related to mergers, acquisitions and contested meetings should be examined on a case-by-case basis. The Lead will review the facts of each merger, acquisition and contested meeting ballot item and have the option to override the Recommendation if they deem fit.

6.	Shareholder Proposals: Environment

The Adviser believes that shareholder proposals asking the issuer to adopt a certain practice or take certain actions, to cause a particular practice or to cease certain practices or take certain actions related to a company’s activities or operations should be reviewed on a case-by-case basis. Such proposals include those seeking to cease a certain practice or take certain actions related to a company’s activities or operations, seeking enhanced environmental disclosure and reporting, including those seeking sustainability reporting and disclosure about company’s greenhouse gas emissions, as well as those advocating compliance with international environmental conventions and adherence to environmental principles. The Lead will review the facts of each environmental-based shareholder proposal and have the option to override the Recommendation if they deem fit in the best interests of the Adviser’s clients.

7.	Shareholder Proposals: Social

The Adviser believes that shareholder proposals requesting companies adhere to labor or worker treatment codes of conduct, such as those espoused by the International Labor Organization, relating to labor standards, human rights conventions and corporate responsibility at large conventions and principles, should be reviewed on a case-by-case basis. The Adviser also agrees to review proposals seeking disclosure concerning the rights of workers, impact on local stakeholders, workers’ rights and human rights in general and proposals seeking to increase reporting and review of a company’s political and charitable spending as well as its lobbying practices on a case-by-case basis. The Lead will review the facts of each social-based shareholder proposal and have the option to override the Recommendation if they deem fit in the best interests of the Adviser’s clients.

8.	Other Categories

The Research Provider’s guidelines are not all-encompassing and do not include all subject matters. The items listed below are subject matters not covered by the Research Provider’s guidelines, that the Adviser has drafted Approved Guidelines for:

a.	Employment/Service Agreements of Employees

Generally, the Adviser supports efforts by companies to adopt employment and service agreements for employees to attract and retain talent and will vote with management on such ballot items. In instances where the Recommendation is against a proposal regarding an employment and/or service agreement, the Lead will review the proposal and generally override the Recommendation.

b.	Approval/Ratification of Company Documents

The Adviser generally votes with the recommendation of company management on ballot items relating to the approval and/or ratification of company documents (i.e. financial statements, Articles of Association, bylaws) based on the view that management is typically in a better position to assess these matters. Therefore, in instances where the Recommendation is against a proposal regarding these items, the Lead will review the proposal and generally override the Recommendation.

c.	Approval of Allocation of Income and Dividends

The Adviser generally votes with the recommendation of company management on ballot items relating to the approval of allocation of income and dividends based on the view that management is typically in a better position to assess these matters. Therefore, in instances where the Recommendation is against a proposal regarding these items, the Lead will review the proposal and generally override the Recommendation.

If a ballot item is related to subject matter outside of those described above, the Lead will review the ballot item and Recommendation on a case-by-case basis and with the option to override the Recommendation if they deem fit.

The Adviser will review, and update, if necessary, the Approved Guidelines, periodically and upon major updates to the Research Provider’s Recommendations.

4.	Addressing Material Conflicts of Interest

Prior to overriding a Recommendation, the Lead must memorialize the determination by filling out a Proxy Vote Override Form and submit it to the CCO for determination as to whether a potential material conflict of interest exists between the Adviser and the clients on whose behalf the proxy is to be voted (“Material Conflict”). Each Lead has an affirmative duty to disclose any potential Material Conflict known to them related to a proxy vote. Material Conflicts may exist in situations where the Adviser is called to vote on a proxy involving an issuer or proponent of a proxy proposal regarding the issuer where the Adviser also:

1.	manages the issuer’s or proponent’s pension plan; or

2.	manages money for an employee group.

Additional Material Conflicts may exist if an executive of the Adviser is a close relative of, or has a personal or business relationship with:

1.	an executive of the issuer or proponent;

2.	a director of the issuer or proponent;

3.	a person who is a candidate to be a director of the issuer;

4.	a participant in the proxy contest; or

5.	a proponent of a proxy proposal.

Material Conflicts based on business relationships will only be considered to the extent that the Lead has actual knowledge of such business relationships. Whether a relationship creates a Material Conflict will depend on the facts and circumstances. Even if these parties do not attempt to influence the Adviser with respect to voting, the value of the relationship to the Adviser can create a Material Conflict.

If the CCO determines that there is no potential Material Conflict, the Lead may override the Recommendation and the proxy issue can be voted as he/she determines is in the best interest of clients. If the CCO determines that there exists or may exist a Material Conflict, the CCO will consider the facts and circumstances of the pending proxy vote and the potential or actual Material Conflict and make a determination as to how to vote the proxy – i.e., whether to permit or deny the override of the Recommendation, or whether to take other action, such as delegating the proxy vote to an independent third party or obtaining voting instructions from clients. In considering the proxy vote and potential or actual Material Conflict, the CCO may consider the following factors:

1.	the percentage of outstanding securities of the issuer held on behalf of clients by the Adviser;

2.	the nature of the relationship of the issuer with the Adviser or its executive officers;

3.	whether there has been any attempt to directly or indirectly influence the lead analyst’s decision;

4.	whether the direction (for or against) of the proposed vote would appear to benefit the Adviser or a related party; and

5.	whether an objective decision to vote in a certain way will still create a strong appearance of a conflict.

The Adviser may not abstain from voting any such proxy for the purpose of avoiding a potential conflict.

In the event the Research Provider has a conflict and thus, is unable to provide a Recommendation, the Lead will make a voting recommendation and complete a Proxy Vote Override Form as he/she determines is in the best interest of clients. The CCO will review the form and if the CCO determines that there is no potential or actual Material Conflict will instruct the Proxy Agent to vote the proxy issue. If the CCO determines that there exists or may exist a Material Conflict, the CCO will decide based on a consideration of the factors noted above.

5.	Lending

Currently, the Adviser does not participate in securities lending activities. Should the Adviser participate in these activities it will monitor upcoming meetings and call stock loans, if applicable, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant Lead shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan.

IV.	Compliance Monitoring

The CCO will periodically review Proxy Agent reports of overrides to confirm that proper override and conflict checking procedures were followed.

V.	Client Reporting

1.	General

The Adviser will provide a copy of this Policy and the Research Provider’s guidelines upon request from a client.

The Adviser will provide any client who makes a written or verbal request with a copy of a report disclosing how the Adviser voted securities held in that client’s portfolio.

2.	Investment Company Clients

The Adviser will provide a copy of this Policy and the Research Provider’s guidelines, and any material amendments thereto, to the board of directors/trustees of any registered investment company client, including the Trust’s Board of Trustees.

The Adviser will report overrides, any exceptions to this Policy granted by the CCO, and the reasons therefore, to the Trust’s Board of Trustees.

With respect to proxies voted on behalf of a registered investment company client, the Adviser will make Form N-PX available via the SEC’s EDGAR database. Form N-PX discloses all proxies voted for such client for the trailing-12-month period ending on June 30. The report will generally contain the following information:

1.	the name of the issuer of the security;

2.	the security’s CUSIP number;

3.	the security’s ISIN number;

4.	the shareholder meeting date;

5.	a brief description of the matter voted on;

6.	the vote category;

7.	an additional description if the vote category is “Other”;

8.	whether the matter was proposed by the issuer or by a security holder;

9.	the number of shares voted;

10.	the number of shares on loan;

11.	how the Registrant voted; and

12.	whether the Registrant voted for or against management.

The Adviser will review that proper disclosure is made in each registered investment company client’s Statement of Additional Information describing the policies and procedures used to determine how to vote proxies relating to such client’s portfolio securities.

3.	Disclosure to Third Parties

Since the manner in which the Adviser votes proxies on behalf of its clients may be considered material non-public information, employees may not disclose the Adviser’s actual vote (until voting results are made public) or the Adviser’s voting intentions to any third party (except electronically to regulatory agencies) including, but not limited to, proxy solicitors, non-clients, and the media. The Adviser may communicate with other investors regarding a specific proposal but will not disclose its vote until such time as the subject issuer has publicly disclosed the voting results.

VI.	Recordkeeping

Either the Adviser or the Proxy Agent, or both, as indicated below, will maintain the following records:

1.	a copy of this Policy (Adviser);

2.	a copy of the Research Provider’s guidelines (Adviser);

3.	a copy of each proxy statement received by the Adviser regarding client securities (Proxy Agent);

4.	a record of each vote cast by the Adviser on behalf of a client (Proxy Agent);

5.	a copy of all documents created by the Adviser that were material to making a decision on the proxy voting (or abstaining from voting) of client securities or that memorialize the basis for that decision including the resolution of any conflict, a copy of all Proxy Vote Override Forms and all supporting documents (Adviser); and

6.	a copy of each written request by a client for information on how the Adviser voted proxies on behalf of the client, as well as a copy of any written response by the Adviser to any request by a client for information on how the Adviser voted proxies on behalf of the client. Records of oral requests for information or oral responses will not be kept. (Adviser)

Such records must be maintained for at least six years.

VII.	Class Action

The Adviser may take action regarding class action suits, with respect to securities owned by its clients, for those clients which have delegated class action authority to the Adviser. In connection with its class action responsibilities, the Adviser has retained Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to provide class action services. Broadridge is authorized to:

1.	Provide asset recovery services covering global securities class action lawsuits and disgorgements;

2.	File the proof of claim and the required documentation directly with the claims administrator; and

3.	Collect and receive payment from the claims administrator and distribute as directed by the Adviser.

Adopted: August 2014

Amended: February 2, 2015

Amended: February 16, 2016

Amended: June 12, 2017

Amended: January 26, 2018

Amended: January 25, 2019

Amended: May 29, 2020

Amended: July 9, 2021

Amended: April 27, 2022

Amended: December 30, 2022

Amended: October 2, 2023

Amended: June 5, 2024

Amended: July 1, 2024

ARK ETF TRUST

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)	(1)	Certificate of Trust of Registrant dated June 7, 2013[1]

(2)	Agreement and Declaration of Trust of Registrant[2]

(b)	Amended and Restated By-Laws of the Registrant[6]

(c)

See Articles IV, V and IX of the Registrant’s Agreement and Declaration of Trust previously filed with the Registrant’s Pre-Effective Amendment No. 3, SEC File No. 333-191019, filed on September 2, 2014.

See also, Articles V and VII of the Registrant’s Amended and Restated By-Laws.[6]

(d)	(1)	Investment Advisory Agreement between Registrant and ARK Investment Management LLC[13]

	(2)	Form of Sub-Advisory Agreement between ARK Investment Management LLC and Milliman Financial Risk Management LLC[13]

(e)	(1)	ETF Distribution Agreement between Registrant and Foreside Fund Services, LLC[13]

(f)	Not applicable

(g)	(1)	Custody Agreement between Registrant and The Bank of New York Mellon[5]

(i)	Form of Amendment #1 to Custody Agreement between Registrant and The Bank of New York Mellon[4]

		(ii)	Form of Amendment #2 to Custody Agreement between Registrant and The Bank of New York Mellon[9]

		(iii)	Amendment to Custody Agreement between Registrant and The Bank of New York Mellon[10]

		(iv)	Amendment to Custody Agreement between Registrant and The Bank of New York Mellon[10]

		(v)	Form of Amendment to Custody Agreement between Registrant and The Bank of New York Mellon[13]

(g)	(2)	Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon[11]

		(i)	Amendment to Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon[11]

(h)	(1)	Supervision Agreement between Registrant and ARK Investment Management LLC[13]

(2)	Fund Administration and Accounting Agreement between Registrant and The Bank of New York Mellon[5]

(i)	Form of Amendment #1 to Fund Administration and Accounting Agreement between Registrant and The Bank of New York Mellon[4]

(ii)	Investment Company Reporting Modernization Services Amendment to Fund Administration and Accounting Agreement[8]

(iii)	Form of Amendment #3 to Fund Administration and Accounting Agreement between Registrant and The Bank of New York Mellon[9]

(iv)	Amendment to Fund Administration and Accounting Agreement between Registrant and The Bank of New York Mellon[10]

(v)	Amendment to Investment Company Reporting Modernization Services Amendment to Fund Administration and Accounting Agreement[10]

(vi)	Amendment to Fund Administration and Accounting Agreement between Registrant and The Bank of New York Mellon[10]

(vii)	Amendment to Investment Company Reporting Modernization Services Amendment to Fund Administration and Accounting Agreement[10]

(viii)	Form of Amendment to Fund Administration and Accounting Agreement between Registrant and The Bank of New York Mellon[13]

(3)	Transfer Agency and Service Agreement between Registrant and The Bank of New York Mellon[3]

(i)	Form of Amendment #1 to Transfer Agency and Service Agreement between Registrant and The Bank of New York Mellon[4]

(ii)	Form of Amendment #2 to Transfer Agency and Service Agreement between Registrant and The Bank of New York Mellon[4]

(iii)	Amendment to Transfer Agency and Service Agreement between Registrant and The Bank of New York Mellon[10]

(iv)	Amendment to Transfer Agency and Service Agreement between Registrant and The Bank of New York Mellon[10]

(v)	Form of Amendment to Transfer Agency and Service Agreement between Registrant and The Bank of New York Mellon[13]

(i)	Opinion and Consent of Counsel[14]

(j)	Not applicable.

(k)	Not applicable.

(l)	Not applicable.

(m)	Distribution and Service Plan[10]

(n)	Not applicable.

(o)	Not applicable.

(p)	(1)	Code of Ethics of Registrant and ARK Investment Management LLC[13]

	(2)	Code of Ethics of Foreside Fund Services, LLC[10]

	(3)	Code of Ethics of Milliman Financial Risk Management LLC[13]

(q)	(1)	Powers of Attorney[7]

101.INS	XBRL Instance Document -- the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

[1]	Incorporated herein by reference to the corresponding exhibit of the Registrant’s initial Registration Statement, SEC File No. 333-191019, filed on September 6, 2013.

[2]	Incorporated herein by reference to the corresponding exhibits of the Registrant’s Pre-Effective Amendment No. 3, SEC File No. 333-191019, filed on September 2, 2014.

[3]	Incorporated herein by reference to the corresponding exhibits of the Registrant’s Pre-Effective Amendment No. 4, SEC File No. 333-191019, filed on September 11, 2014.

[4]	Incorporated herein by reference to the corresponding exhibits of the Registrant’s Post-Effective Amendment No. 3, SEC File No. 333-191019, filed on October 16, 2015.

[5]	Incorporated herein by reference to the corresponding exhibits of the Registrant’s Post-Effective Amendment No. 5, SEC File No. 333-191019, filed on December 29, 2015.

[6]	Incorporated herein by reference to the corresponding exhibits of the Registrant’s Post-Effective Amendment No. 9, SEC File No. 333-191019, filed on December 27, 2016.

[7]	Incorporated herein by reference to the corresponding exhibits of the Registrant’s Post-Effective Amendment No. 11, SEC File No. 333-191019, filed on November 22, 2017.

[8]	Incorporated herein by reference to the corresponding exhibits of the Registrant’s Post-Effective Amendment No. 14, SEC File No. 333-191019, filed on November 21, 2018.

[9]	Incorporated herein by reference to the corresponding exhibits of the Registrant’s Post-Effective Amendment No. 17, SEC File No. 333-191019, filed on January 28, 2019.

[10]	Incorporated herein by reference to the corresponding exhibits of the Registrant’s Post-Effective Amendment No. 29, SEC File No. 333-191019, filed on November 12, 2021.

[11]	Incorporated herein by reference to the corresponding exhibits of the Registrant’s Post-Effective Amendment No. 30, SEC File No. 333-191019, filed on November 24, 2021.

[12]	Incorporated herein by reference to the corresponding exhibits of the Registrant’s Post-Effective Amendment No. 32, SEC File No. 333-191019, filed on November 22, 2023.

[13]	Incorporated herein by reference to the corresponding exhibits of the Registrant’s Post-Effective Amendment No. 37, SEC File No. 333-191019, filed on September 25, 2025.

[14]	To be filed by further amendment.

Item 29. Persons Controlled by or Under Common Control with the Fund

Not applicable.

Item 30. Indemnification

Reference is made to Article IX of the Agreement and Declaration of Trust filed as an exhibit to Pre-Effective Amendment No. 3 to the Registrant’s registration statement on Form N-1A.

In addition, the Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of the Investment Adviser

See “Management” in the Statement of Additional Information. Information as to the directors and officers of ARK Investment Management LLC, the Registrant’s investment adviser, is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

Item 32. Principal Underwriters

(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	Absolute Shares Trust
4.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers
5.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
6.	ActivePassive International Equity ETF, Series of Trust for Professional Managers
7.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
8.	AdvisorShares Trust
9.	AFA Private Credit Fund
10.	AGF Investments Trust
11.	AIM ETF Products Trust
12.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
13.	AlphaCentric Prime Meridian Income Fund
14.	American Century ETF Trust
15.	Amplify ETF Trust
16.	Applied Finance Dividend Fund, Series of World Funds Trust
17.	Applied Finance Explorer Fund, Series of World Funds Trust
18.	Applied Finance Select Fund, Series of World Funds Trust
19.	ARK ETF Trust
20.	ARK Venture Fund
21.	Bitwise Funds Trust
22.	Bluestone Community Development Fund
23.	BondBloxx ETF Trust
24.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
25.	Bridgeway Funds, Inc.
26.	Brinker Capital Destinations Trust
27.	Brookfield Real Assets Income Fund Inc.
28.	Build Funds Trust
29.	Calamos Convertible and High Income Fund
30.	Calamos Convertible Opportunities and Income Fund
31.	Calamos Dynamic Convertible and Income Fund
32.	Calamos Global Dynamic Income Fund
33.	Calamos Global Total Return Fund
34.	Calamos Strategic Total Return Fund
35.	Carlyle Tactical Private Credit Fund
36.	Cascade Private Capital Fund
37.	Catalyst Strategic Income Opportunities Fund
38.	CBRE Global Real Estate Income Fund
39.	Center Coast Brookfield MLP & Energy Infrastructure Fund
40.	Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust
41.	Clifford Capital International Value Fund, Series of World Funds Trust
42.	Clifford Capital Partners Fund, Series of World Funds Trust
43.	Cliffwater Corporate Lending Fund
44.	Cliffwater Enhanced Lending Fund
45.	Cohen & Steers Infrastructure Fund, Inc.

46.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
47.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
48.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
49.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
50.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
51.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of ONEFUND Trust
52.	Davis Fundamental ETF Trust
53.	Defiance Connective Technologies ETF, Series of ETF Series Solutions
54.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
55.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions
56.	Defiance Quantum ETF, Series of ETF Series Solutions
57.	Denali Structured Return Strategy Fund
58.	Dividend Performers ETF, Series of Listed Funds Trust
59.	Dodge & Cox Funds
60.	DoubleLine ETF Trust
61.	DoubleLine Income Solutions Fund
62.	DoubleLine Opportunistic Credit Fund
63.	DoubleLine Yield Opportunities Fund
64.	DriveWealth ETF Trust
65.	EIP Investment Trust
66.	Ellington Income Opportunities Fund
67.	ETF Opportunities Trust
68.	Evanston Alternative Opportunities Fund
69.	Exchange Listed Funds Trust
70.	Exchange Place Advisors Trust
71.	FlexShares Trust
72.	Forum Funds
73.	Forum Funds II
74.	Forum Real Estate Income Fund
75.	Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
76.	Grayscale Future of Finance ETF, Series of ETF Series Solutions
77.	Guinness Atkinson Funds
78.	Harbor ETF Trust
79.	Hawaiian Tax-Free Trust
80.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
81.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
82.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
83.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
84.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
85.	IDX Funds
86.	Innovator ETFs Trust
87.	Ironwood Institutional Multi-Strategy Fund LLC
88.	Ironwood Multi-Strategy Fund LLC
89.	Jensen Quality Growth ETF, Series of Trust for Professional Managers
90.	John Hancock Exchange-Traded Fund Trust
91.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
92.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
93.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
94.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
95.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
96.	Manor Investment Funds
97.	Milliman Variable Insurance Trust
98.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
99.	Morgan Stanley ETF Trust
100.	Morningstar Funds Trust
101.	Mutual of America Investment Corporation
102.	NEOS ETF Trust
103.	Niagara Income Opportunities Fund
104.	NXG Cushing® Midstream Energy Fund

105.	Opal Dividend Income ETF, Series of Listed Funds Trust
106.	OTG Latin American Fund, Series of World Funds Trust
107.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
108.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
109.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
110.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
111.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
112.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
113.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
114.	Palmer Square Funds Trust
115.	Palmer Square Opportunistic Income Fund
116.	Partners Group Private Income Opportunities, LLC
117.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
118.	Performance Trust Short Term Bond ETF, Series of Trust for Professional Managers
119.	Perkins Discovery Fund, Series of World Funds Trust
120.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
121.	Plan Investment Fund, Inc.
122.	Point Bridge America First ETF, Series of ETF Series Solutions
123.	Precidian ETFs Trust
124.	Preferred-Plus ETF, Series of Listed Funds Trust
125.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
126.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
127.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
128.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
129.	Renaissance Capital Greenwich Funds
130.	Reynolds Funds, Inc.
131.	RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
132.	RiverNorth Patriot ETF, Series of Listed Funds Trust
133.	RMB Investors Trust
134.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
135.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
136.	Roundhill Alerian LNG ETF, Series of Listed Funds Trust
137.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
138.	Roundhill Cannabis ETF, Series of Listed Funds Trust
139.	Roundhill ETF Trust
140.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
141.	Roundhill S&P Global Luxury ETF, Series of Listed Funds Trust
142.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
143.	Roundhill Video Games ETF, Series of Listed Funds Trust
144.	Rule One Fund, Series of World Funds Trust
145.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
146.	Six Circles Trust
147.	Sound Shore Fund, Inc.
148.	SP Funds Trust
149.	Sparrow Funds
150.	Spear Alpha ETF, Series of Listed Funds Trust
151.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
152.	STF Tactical Growth ETF, Series of Listed Funds Trust
153.	Strategic Trust
154.	Strategy Shares
155.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
156.	Tekla World Healthcare Fund
157.	Tema ETF Trust
158.	The 2023 ETF Series Trust
159.	The 2023 ETF Series Trust II
160.	The Cook & Bynum Fund, Series of World Funds Trust
161.	The Community Development Fund
162.	The Finite Solar Finance Fund
163.	The Private Shares Fund
164.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
165.	Third Avenue Trust

166.	Third Avenue Variable Series Trust
167.	Tidal ETF Trust
168.	Tidal Trust II
169.	Tidal Trust III
170.	TIFF Investment Program
171.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
172.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
173.	Timothy Plan International ETF, Series of The Timothy Plan
174.	Timothy Plan Market Neutral ETF, Series of The Timothy Plan
175.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
176.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
177.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
178.	Total Fund Solution
179.	Touchstone ETF Trust
180.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
181.	T-Rex 2X Inverse Ether Daily Target ETF, Series of World Funds Trust
182.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
183.	T-Rex 2x Inverse Ether Daily Target ETF
184.	TrueShares Active Yield ETF, Series of Listed Funds Trust
185.	TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust
186.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
187.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
188.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
189.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
190.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
191.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
192.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
193.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
194.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust
195.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
196.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
197.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
198.	TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
199.	U.S. Global Investors Funds
200.	Union Street Partners Value Fund, Series of World Funds Trust
201.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
202.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
203.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
204.	Vest US Large Cap 10% Buffer Strategies VI Fund, Series of World Funds Trust
205.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
206.	Vest US Large Cap 20% Buffer Strategies VI Fund, Series of World Funds Trust
207.	VictoryShares Core Intermediate Bond ETF, Series of Victory Portfolios II
208.	VictoryShares Core Plus Intermediate Bond ETF, Series of Victory Portfolios II
209.	VictoryShares Corporate Bond ETF, Series of Victory Portfolios II
210.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
211.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
212.	VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
213.	VictoryShares Free Cash Flow ETF, Series of Victory Portfolios II
214.	VictoryShares Hedged Equity Income ETF, Series of Victory Portfolios II
215.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
216.	VictoryShares International Value Momentum ETF, Series of Victory Portfolios II
217.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
218.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
219.	VictoryShares Short-Term Bond ETF, Series of Victory Portfolios II
220.	VictoryShares THB Mid Cap ESG ETF, Series of Victory Portfolios II
221.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
222.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II

223.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
224.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
225.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
226.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
227.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
228.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
229.	VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II
230.	VictoryShares US Value Momentum ETF, Series of Victory Portfolios II
231.	VictoryShares WestEnd Economic Cycle Bond ETF, Series of Victory Portfolios II
232.	VictoryShares WestEnd Global Equity ETF, Series of Victory Portfolios II
233.	VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II
234.	Volatility Shares Trust
235.	West Loop Realty Fund, Series of Investment Managers Series Trust
236.	Wilshire Mutual Funds, Inc.
237.	Wilshire Variable Insurance Trust
238.	WisdomTree Digital Trust
239.	WisdomTree Trust
240.	XAI Octagon Floating Rate & Alternative Income Term Trust

(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	Three Canal Plaza, Suite 100 Portland, ME 04101	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	Three Canal Plaza, Suite 100 Portland, ME 04101	Treasurer	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c)	Not applicable.

Item 33. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, ARK Investment Management LLC, 200 Central Avenue, Suite 220, St. Petersburg, Florida 33701, and Milliman Financial Risk Management LLC, 71 S. Wacker Dr., 31st Floor, Chicago, Illinois 60606.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, and State of Florida, on the 14th day of October, 2025.

ARK ETF Trust

By:	/s/ Kellen Carter
Name:	Kellen Carter
Title:	Chief Compliance Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title

/s/ Scott R. Chichester*
Scott R. Chichester	Trustee

/s/ Darlene T. DeRemer*
Darlene T. DeRemer	Trustee

/s/ Robert G. Zack*
Robert G. Zack	Trustee

/s/ Catherine D. Wood*
Catherine D. Wood	Trustee, Chief Executive Officer and Chief Investment Officer

/s/ Kellen Carter
Kellen Carter	Chief Compliance Officer

/s/ William C. Cox
William C. Cox	Treasurer and Chief Financial Officer

* By:	/s/ Kellen Carter
Kellen Carter
Attorney-in-Fact